UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:     811-07064

    The Target Portfolio Trust

Exact name of registrant as specified in charter:

    Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

    Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code:     800-225-1852

Date of fiscal year end:     10/31/2009

Date of reporting period:     10/31/2009

Item 1 – Reports to Stockholders

OCTOBER 31, 2009	ANNUAL REPORT

The TARGET Portfolio Trust®

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Trust portfolios’ securities are for the period covered by this report and are subject to change thereafter.

TARGET Funds, TARGET Portfolio Trust, Prudential, Prudential Financial, and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2009

Dear TARGET Shareholder:

We hope you find the annual report for The TARGET Portfolio Trust informative and useful. Today many investors are asking where they can find new growth opportunities. Whether you are looking for capital growth, current income, or a combination of both, the TARGET portfolios feature a wide range of strategies to suit a variety of investment needs.

TARGET is founded upon the belief that investment management talent is dispersed across a variety of firms and can be systematically indentified through research. The managers for each portfolio are carefully chosen from among the leading institutional money managers and are monitored by your team of experienced investment management analysts. Of course, the future performance of the TARGET portfolios cannot be guaranteed.

Your selections among the TARGET portfolios can evolve as your needs change. Your financial professional can help you stay informed of important developments and assist you in determining whether you need to modify your investments.

Thank you for your continued confidence.

Sincerely,

Judy A. Rice, President

The TARGET Portfolio Trust

THE TARGET PORTFOLIO TRUST	1

Equity Portfolios’ Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852.

Large Capitalization Growth Portfolio:

Gross operating expenses: Class R, 1.61%; Class T, 0.86%. Net operating expenses apply to: Class R, 1.36%; Class T, 0.86%, after contractual reduction through 2/28/2011.

Large Capitalization Value Portfolio:

Gross operating expenses: Class R, 1.58%; Class T, 0.83%. Net operating expenses apply to: Class R, 1.33%; Class T, 0.83%, after contractual reduction through 2/28/2011.

Small Capitalization Growth Portfolio:

Gross operating expenses: Class R, 1.77%; Class T, 1.02%. Net operating expenses apply to: Class R, 1.52%; Class T, 1.02%, after contractual reduction through 2/28/2011.

Small Capitalization Value Portfolio:

Gross operating expenses: Class R, 1.55%; Class T, 0.80%. Net operating expenses apply to: Class R, 1.30%; Class T, 0.80%, after contractual reduction through 2/28/2011.

International Equity Portfolio:

Gross operating expenses: Class R, 1.76%; Class T, 1.01%. Net operating expenses apply to: Class R, 1.51%; Class T, 1.01%, after contractual reduction through 2/28/2011.

Equity Portfolios
	Cumulative Total Returns[1] as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception[2]
Large Capitalization Growth Portfolio (Class R)	8.13%	N/A	N/A	–16.39% (8/22/06)
Large Capitalization Growth Portfolio (Class T)	8.64	–2.38%	–28.46%	—
S&P 500 Index[3]	9.80	1.67	–9.10	***
Russell 1000 Growth Index[3]	17.51	6.53	–29.20	****
Lipper Large-Cap Growth Funds Avg.[4]	14.74	3.91	–16.62	*****

2	THE TARGET PORTFOLIO TRUST

	Average Annual Total Returns[1] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[2]
Large Capitalization Growth Portfolio (Class R)	–6.81%	N/A	N/A	–4.96% (8/22/06)
Large Capitalization Growth Portfolio (Class T)	–6.27	0.56%	–2.19%	—
S&P 500 Index[3]	–6.91	1.01	–0.15	***
Russell 1000 Growth Index[3]	–1.85	1.86	–2.56	****
Lipper Large-Cap Growth Funds Avg.[4]	–2.72	1.42	–1.34	*****

	Cumulative Total Returns[1] as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception[2]
Large Capitalization Value Portfolio (Class R)	3.59%	N/A	N/A	–28.48% (8/22/06)
Large Capitalization Value Portfolio (Class T)	4.15	–8.01%	26.29%	—
S&P 500 Index[3]	9.80	1.67	–9.10	***
Russell 1000 Value Index[3]	4.78	–0.27	18.39	****
Lipper Large-Cap Value Funds Avg.[4]	8.59	0.01	16.80	*****

	Average Annual Total Returns[1] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[2]
Large Capitalization Value Portfolio (Class R)	–14.79%	N/A	N/A	–9.82% (8/22/06)
Large Capitalization Value Portfolio (Class T)	–14.26	–1.18%	2.61%	—
S&P 500 Index[3]	–6.91	1.01	–0.15	***
Russell 1000 Value Index[3]	–10.62	0.90	2.59	****
Lipper Large-Cap Value Funds Avg.[4]	–7.92	0.65	2.04	*****

THE TARGET PORTFOLIO TRUST	3

Equity Portfolios’ Performance (continued)

	Cumulative Total Returns[1] as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception[2]
Small Capitalization Growth Portfolio (Class R)	7.53%	N/A	N/A	–30.16% (8/22/06)
Small Capitalization Growth Portfolio (Class T)	8.06	–18.82%	–26.17%	—
Russell 2000 Index[3]	6.46	2.99	49.53	***
Russell 2000 Growth Index[3]	11.34	4.84	1.20	****
Lipper Small-Cap Growth Funds Avg.[4]	13.12	1.09	21.32	*****

	Average Annual Total Returns[1] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[2]
Small Capitalization Growth Portfolio (Class R)	–10.44%	N/A	N/A	–9.30% (8/22/06)
Small Capitalization Growth Portfolio (Class T)	–10.05	–2.29%	–2.29%	—
Russell 2000 Index[3]	–9.55	2.41	4.88	***
Russell 2000 Growth Index[3]	–6.32	2.91	1.10	****
Lipper Small-Cap Growth Funds Avg.[4]	–5.01	1.88	2.30	*****

	Cumulative Total Returns[1] as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception[2]
Small Capitalization Value Portfolio (Class R)	11.29%	N/A	N/A	–9.05% (8/22/06)
Small Capitalization Value Portfolio (Class T)	11.82	20.73%	177.45%	—
Russell 2000 Index[3]	6.46	2.99	49.53	***
Russell 2000 Value Index[3]	1.96	0.40	106.64	****
Lipper Small-Cap Core Funds Avg.[4]	11.82	5.20	90.79	*****

4	THE TARGET PORTFOLIO TRUST

	Average Annual Total Returns[1] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[2]
Small Capitalization Value Portfolio (Class R)	–6.64%	N/A	N/A	–1.71% (8/22/06)
Small Capitalization Value Portfolio (Class T)	–6.20	5.19%	10.87%	—
Russell 2000 Index[3]	–9.55	2.41	4.88	***
Russell 2000 Value Index[3]	–12.61	1.78	8.05	****
Lipper Small-Cap Core Funds Avg.[4]	–6.42	2.22	6.79	*****

	Cumulative Total Returns[1] as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception[2]
International Equity Portfolio (Class R)	26.27%	N/A	N/A	–8.92% (8/22/06)
International Equity Portfolio (Class T)	26.84	33.70%	20.93%	—
MSCI EAFE ND Index[3]	27.71	28.23	22.47	***
Lipper International Large-Cap Core Funds Avg.[4]	23.97	24.98	18.48	*****

	Average Annual Total Returns[1] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[2]
International Equity Portfolio (Class R)	2.20%	N/A	N/A	–2.44% (8/22/06)
International Equity Portfolio (Class T)	2.77	6.94%	2.35%	—
MSCI EAFE ND Index[3]	3.23	6.07	2.55	***
Lipper International Large-Cap Core Funds Avg.[4]	0.76	5.65	2.22	*****

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.75%. Returns in the table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or following the redemption of portfolio shares.

2Inception returns are provided for any share class with less than 10 calendar years of returns.

3Investors cannot invest directly in an index. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes. The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Russell 2000 Index is an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives an indication of how the stock prices of smaller companies have performed. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index generally have higher price-to-book and price-to-earnings ratios. The Russell 2000 Value Index contains those securities in the

THE TARGET PORTFOLIO TRUST	5

Equity Portfolios’ Performance (continued)

Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives an indication of how foreign stocks have performed.

4The Lipper averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes. Large-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Large-Cap Value funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap value funds typically have a below-average price-to-earnings ratio and three-year sales-per-share growth value compared with the S&P 500 Index. Small-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. Small-Cap Core funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. International Large Cap Core funds invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI.

***Large Capitalization Growth Portfolio—S&P 500 Index Closest Month-End to Inception cumulative total return as of 10/31/09 is –14.85% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 9/30/09 is –4.50% for Class R. Large Capitalization Value Portfolio—S&P 500 Index Closest Month-End to Inception cumulative total return as of 10/31/09 is –14.85% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 9/30/09 is –4.50% for Class R. Small Capitalization Growth Portfolio—Russell 2000 Index Closest Month-End to Inception cumulative total return as of 10/31/09 is –18.33% for Class R. Russell 2000 Index Closest Month-End to Inception average annual total return as of 9/30/09 is
–4.20% for Class R. Small Capitalization Value Portfolio—Russell 2000 Index Closest Month-End to Inception cumulative total return as of 10/31/09 is
–18.33% for Class R. Russell 2000 Index Closest Month-End to Inception average annual total return as of 9/30/09 is –4.20% for Class R. International Equity Portfolio—MSCI EAFE ND Index Closest Month-End to Inception cumulative total return as of 10/31/09 is –11.40% for Class R. MSCI EAFE ND Index Closest Month-End to Inception average annual total return as of 9/30/09 is –3.46% for Class R.

****Large Capitalization Growth Portfolio—Russell 1000 Growth Index Closest Month-End to Inception cumulative total return as of 10/31/09 is –6.06% for Class R. Russell 1000 Growth Index Closest Month-End to Inception average annual total return as of 9/30/09 is –1.57% for Class R. Large Capitalization Value Portfolio—Russell 1000 Value Index Closest Month-End to Inception cumulative total return as of 10/31/09 is –22.69% for Class R. Russell 1000 Value Index Closest Month-End to Inception average annual total return as of 9/30/09 is –7.07% for Class R. Small Capitalization Growth Portfolio—Russell 2000 Growth Index Closest Month-End to Inception cumulative total return as of 10/31/09 is –13.44% for Class R. Russell 2000 Growth Index Closest Month-End to Inception average annual total return as of 9/30/09 is –2.32% for Class R. Small Capitalization Value Portfolio—Russell 2000 Value Index Closest Month-End to Inception cumulative total

6	THE TARGET PORTFOLIO TRUST

return as of 10/31/09 is –23.31% for Class R. Russell 2000 Value Index Closest Month-End to Inception average annual total return as of 9/30/09 is –6.18% for Class R.

*****Large Capitalization Growth Portfolio—Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/09 is –8.56% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/09 is –2.20% for Class R. Large Capitalization Value Portfolio—Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/09 is –19.40% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/09 is –6.14% for Class R. Small Capitalization Growth Portfolio—Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/09 is –15.66% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/09 is –3.55% for Class R. Small Capitalization Value Portfolio—Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/09 is –16.63% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/09 is –4.24% for Class R. International Equity Portfolio—Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/09 is –13.17% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/09 is –3.79% for Class R.

THE TARGET PORTFOLIO TRUST	7

Fixed Income Portfolios’ Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852.

International Bond Portfolio:

Gross operating expenses: Class T, 1.93%. Net operating expenses apply to: Class T, 1.93%.

Total Return Bond Portfolio:

Gross operating expenses: Class R, 1.57%; Class T, 0.82%. Net operating expenses apply to: Class R, 1.32%; Class T, 0.82%, after contractual reduction through 2/28/2011.

Intermediate-Term Bond Portfolio:

Gross operating expenses: Class T, 0.74%. Net operating expenses apply to: Class T, 0.74%.

Mortgage Backed Securities Portfolio:

Gross operating expenses: Class T, 1.07%. Net operating expenses apply to: Class T, 1.07%.

Fixed Income Portfolios
	Cumulative Total Returns[1] as of 10/31/09
	One Year	Five Years	Ten Years
International Bond Portfolio (Class T)	12.29%	19.28%	40.43%
Citigroup Non-U.S. WGBI–Hedged[3]	6.69	27.94	69.47
Lipper International Income Funds Avg.[4]	22.12	29.65	87.36

	Average Annual Total Returns[1] as of 9/30/09
	One Year	Five Years	Ten Years
International Bond Portfolio (Class T)	10.39%	3.71%	3.33%
Citigroup Non-U.S. WGBI–Hedged[3]	7.87	5.21	5.45
Lipper International Income Funds Avg.[4]	15.80	5.78	6.32

8	THE TARGET PORTFOLIO TRUST

	Cumulative Total Returns[1] as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception[2]
Total Return Bond Portfolio (Class R)	24.44%	N/A	N/A	30.14% (8/22/06)
Total Return Bond Portfolio (Class T)	25.15	39.94%	103.53%	—
Barclays Capital U.S. Aggregate Bond Index[3]	13.79	27.95	84.38	***
Lipper Corporate Debt BBB-Rated Funds Avg.[4]	26.85	21.91	81.54	****

	Average Annual Total Returns[1] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[2]
Total Return Bond Portfolio (Class R)	20.91%	N/A	N/A	8.63% (8/22/06)
Total Return Bond Portfolio (Class T)	21.51	6.97%	7.29%	—
Barclays Capital U.S. Aggregate Bond Index[3]	10.56	5.13	6.30	***
Lipper Corporate Debt BBB-Rated Funds Avg.[4]	17.43	4.01	5.92	****

	Cumulative Total Returns[1] as of 10/31/09			Average Annual Total Returns[1] as of 9/30/09
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Intermediate-Term Bond Portfolio (Class T)	17.01%	37.19%	91.81%	16.14%	6.48%	6.65%
Barclays Capital Int. Govt./Credit Bond Index[3]	12.03	25.43	77.72	10.01	4.68	5.90
Lipper Int. Inv.-Grade Debt Funds Avg.[4]	17.30	21.54	70.90	11.65	3.87	5.37

Mortgage Backed Securities Portfolio (Class T)	16.20%	28.03%	73.74%	12.05%	4.83%	5.53%
Barclays Capital Mortgage-Backed Securities Index[3]	12.05	33.21	86.86	9.85	5.92	6.44
Citigroup Mortgage-Backed Securities Index[3]	12.27	33.42	87.65	9.69	5.98	6.48
Lipper U.S. Mortgage Funds Avg.[4]	11.01	20.49	63.75	7.52	3.64	4.91

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.75%. Returns in the table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or following the redemption of portfolio shares.

2Inception returns are provided for any share class with less than 10 calendar years of returns.

3Investors cannot invest directly in an index. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes. The Citigroup Non-U.S. World Government Bond Index Hedged (WGBI–Hedged) is an unmanaged index of approximately 600 high-quality bonds with foreign currency exposure translated to the U.S. dollar. It gives a broad indication of how foreign bonds have performed. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment- grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad indication of how bond prices of short- and intermediate-term bonds have performed. The Barclays Capital Intermediate Government/Credit Bond Index is an unmanaged index of publicly traded U.S. government bonds and investment-grade corporate bonds with maturities of up to 10 years. It gives a broad indication of how intermediate-term bonds have performed. The Barclays Capital

THE TARGET PORTFOLIO TRUST	9

Fixed Income Portfolios’ Performance (continued)

Mortgage-Backed Securities Index is a market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by GNMA, FNMA, and FHLMC mortgage pools, and balloon mortgages with fixed-rate coupons. The Citigroup Mortgage-Backed Securities Index is an unmanaged index of 15- and 30-year mortgage-related securities issued by U.S. government agencies. Each of them gives a broad indication of how mortgage-backed securities have performed.

4The Lipper Averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes. International Income funds invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Corporate Debt BBB-Rated funds invest primarily in corporate and government debt issues rated in the top four grades. Intermediate Investment-Grade Debt funds invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. U.S. Mortgage funds invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

***Total Return Bond Portfolio—Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total return as of 10/31/09 is 22.14% for Class R. Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception average annual total return as of 9/30/09 is 6.53% for Class R.

****Total Return Bond Portfolio—Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/09 is 15.87% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/09 is 4.54% for Class R.

10	THE TARGET PORTFOLIO TRUST

Money Market Portfolio Performance

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. For the most recent month-end performance update, call (800) 225-1852.

U.S. Government Money Market Portfolio:

Gross operating expenses: Class T, 0.63%. Net operating expenses apply to: Class T, 0.40%, after a voluntary waiver of management fees.

Money Market Portfolio as of 10/31/09
	Cumulative Total Returns[1] 12 Months	Net Asset Value (NAV)	7-Day Current Yield
U.S. Government Money Market Portfolio (Class T)	0.38%	$1.00	0.03%
Lipper U.S. Government Money Market Funds Avg.[2]	0.20	N/A	N/A
iMoneyNet, Inc. All Taxable Money Market Funds Avg.[3]	N/A	N/A	0.04

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. The returns in the table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or following the redemption of portfolio shares.

2The Lipper average represents returns based on an average of all funds in the respective Lipper categories for the periods noted. The return for the Lipper average would be lower if it reflected deductions for portfolio operating expenses, sales charges, or taxes. U.S. Government Money Market funds invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

3iMoneyNet, Inc. regularly reports a 7-day current yield on Tuesdays for taxable money market funds. This is the data of all funds in the iMoneyNet, Inc. All Taxable Money Market Funds Average category as of 10/27/09, the closest date to the end of our reporting period.

An investment in the U.S. Government Money Market Portfolio (the Portfolio) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

THE TARGET PORTFOLIO TRUST	11

Strategy and Performance Overview

Large Capitalization Growth Portfolio

The Large Cap Growth Portfolio’s Class T shares returned 8.64% for the 12-month reporting period ended October 31, 2009, which trailed the 17.51% return of its benchmark, the Russell 1000® Growth Index (the Index). The Portfolio also underperformed the 14.74% return of the Lipper Large-Cap Growth Funds Average.

On December 15, 2008 Goldman Sachs Asset Management (GSAM) was replaced by MFS Investment Management (MFS) as a co-manager of the Portfolio. MFS was selected due to its complementary investment style with co-manager Marsico Capital Management, LLC (Marsico).

The Portfolio uses a multi-manager approach, seeking to maximize returns by diversifying Portfolio performance across firms and by combining complementary approaches. A traditional large-cap growth manager, Marsico constructs a relatively concentrated portfolio using an active top-down, bottom-up approach to investing. MFS follows a more diversified strategy that takes a traditional approach to identifying under-priced growth opportunities.

The Portfolio’s performance relative to the Index weakened due to some key factors. The Portfolio had a large overall overexposure to the financial sector, which produced moderately low gains for the year, even though it staged a powerful rally during second half of the reporting period. The Portfolio was also underexposed to technology and consumer staples, two sectors in the Index that broadly outperformed during the fiscal year. However, holdings in the computer hardware industry helped performance.

Style and size factors also negatively affected performance. The Portfolio had an overexposure to stocks experiencing recent momentum in price strength. As a style-specific factor, momentum performed negatively for the year. The Portfolio’s size-factor was also mostly negative for the year, as the Portfolio was overexposed to stocks with larger market capitalizations than most stocks in the Index. On the positive side, the Portfolio’s risk-management strategies rewarded performance.

As for individual stock selection, holdings in consumer services, financial securities & asset management, transportation, and materials rewarded performance. Individual companies among the top contributors to relative performance included Wells Fargo and MasterCard (financial securities & asset management), Wynn Resorts and McDonalds (consumer services), and Monsanto (materials).

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

12	THE TARGET PORTFOLIO TRUST

Relative to the Index, both Marsico and MFS underperformed. The Marsico portion detracted from its significant overexposure to stocks in the financial sector and to stocks experiencing rapidly rising prices. However, the Marsico portion contributed slightly more to the Portfolio’s positive performance than MFS, as Marsico was more sensitive to overall market movements, especially from July to September 2009 when the market rallied. The MFS portion underperformed the Index, primarily because of its overexposure to stocks experiencing price momentum. MFS also had an underexposure to a strong consumer staples sector and an overexposure to a weak financials sector. Conversely, the MFS portion benefitted performance because it was less sensitive to market movements in early 2009, when the market faced fierce headwinds that caused investors to flock toward less risky assets.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	13

Strategy and Performance Overview (continued)

Large Capitalization Value Portfolio

The Large Cap Value Portfolio’s Class T shares returned 4.15% in the 12-month reporting period ended October 31, 2009, which trailed the 4.78% return of its benchmark, the Russell 1000® Value Index. The Portfolio also underperformed the 8.59% return of the Lipper Large-Cap Value Funds Average.

Effective December 15, 2008, Eaton Vance Management replaced J.P. Morgan Investment Management, Inc. as a co-manager alongside Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) and NFJ Investment Group L.P. (NFJ). Eaton Vance Management was chosen as the replacement due to its Large Cap, Relative Value Strategy, and to complement the portions co-managed by Hotchkis and Wiley and NFJ.

Both the NFJ and Eaton Vance Management portions had portfolio compositions that were less sensitive to movements in the greater market. This positioning may have helped to limit losses during the first half of the reporting period when the markets fell dramatically. However, when the markets staged a powerful rally during the second half of the reporting period, this lower sensitivity to market movements negatively affected performance.

Stock selection across several sectors primarily drove the Portfolio’s positive performance during the reporting period. Specifically, an underweight position in Citigroup in financials augmented performance. In industrials, the Portfolio benefited from an underweight position in General Electric. Positions in consumer cyclicals, which includes specialty retailing, leisure goods, autos and other big-ticket items, further helped performance. Stock selection in the Eaton Vance Management portion of this multi-managed portfolio was primarily responsible for the positive return. The Hotchkis and Wiley portion helped to a lesser extent.

Allocations to specific sectors had a slightly positive impact on performance. In the recovering financials sector, the Portfolio had an underweight stance in the banking industry and was also underweight in the energy reserves industries. An overweight position in computer software in a robust information technology sector also contributed to positive performance. The Hotchkis and Wiley and NFJ portions of the Portfolio were chiefly responsible for generating helpful returns in sector selection.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

14	THE TARGET PORTFOLIO TRUST

Small Capitalization Growth Portfolio

The Small Cap Growth Portfolio’s Class T shares gained 8.06% for the 12-month reporting period ended October 31, 2009, which trailed the 11.34% increase of the Russell 2000® Growth Index (the Index). The Portfolio also underperformed the 13.12% return of the Lipper Small-Cap Growth Funds Average.

Eagle Asset Management (Eagle) and Ashfield Capital Partners (Ashfield) were selected as managers of the Portfolio because of their complementary investment styles. The primary goal of this co-management strategy is to help limit risk in particular economic sectors or market scenarios with a portfolio that provides prospective opportunities in most equity markets.

Eagle describes its traditional growth investment process as “Rapid Growth at a Reasonable Price.” The manager seeks companies with accelerating and sustainable earnings growth, a positive catalyst, a high or expanding return on equity, and a credible and competent management team. Ashfield’s investment philosophy is based upon the belief that the price of a stock will be directly related to the underlying growth potential of the business. To some extent, each manager tends to have contrasting views toward certain sectors, but they share similar perspectives on portfolio risk and style factors.

The Portfolio underperformed the Index primarily because, when the equity market rallied sharply during the first half of 2009, the Portfolio had a smaller exposure than the Index to certain types of stocks that performed particularly well. These included, for example, shares with higher levels of volatility. The Portfolio also underperformed because it had a greater exposure than the Index to companies with larger capitalization levels. Furthermore, due to its lower beta, the Portfolio exhibited less sensitivity to movements in the broader stock market as the rally continued during 2009. However, the Portfolio’s risk positioning overall had a positive effect on its relative performance.

Sector and industry allocations did not have significant effect on relative performance for the period. Nonetheless, an overweight position in consumer services, specifically in leisure goods and hotels, hurt performance. Also, exposure to the healthcare sector dragged down relative performance, since the Portfolio was overweight in the pharmaceuticals industry. Conversely, the Portfolio benefited from exposure to the computer software, internet, and energy industries.

Stock-specific factors slightly affected relative performance. Strong stock selection in the leisure goods and computer software industries was offset by holdings in “defensive” sectors, or stocks usually resistant to changes in the economy, such as biotech and medical services in the healthcare sector. Holdings in banks and financial services also detracted from relative performance.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	15

Strategy and Performance Overview (continued)

Small Capitalization Value Portfolio

The Small Cap Value Portfolio’s Class T shares gained 11.82% for the 12-month reporting period ended October 31, 2009, which widely outperformed the 1.96% return of the its benchmark the Russell 2000® Value Index (the Index). The Portfolio performed evenly with the 11.82% return of the Lipper Small-Cap Core Funds Average.

Small companies and firms may respond to economic trends differently. For example, some may occupy specific niches in which they are immune to economic cycles. Also, some inexpensive stocks may be not be followed closely by analysts. Accordingly, small-cap managers can benefit from informational inefficiencies in the market. Research is critical and the Portfolio’s managers are chosen based on their experience and capabilities. The asset managers themselves may reach position-size limits they can hold in small firms. Consequently, that is why the Portfolio uses several managers. As managers reach their capacity limits, new asset managers may be added to the Portfolio. EARNEST Partners, LLC; Lee Munder Capital Group; J.P. Morgan Investment Management, Inc.; NFJ Investment Group L.P.; and Vaughan Nelson Investment Management, L.P. co-managed the Portfolio.

Positions in specific sectors contributed positively to performance. An underweight stance in the recovering financials sector coupled with an overweight position in a strong materials sector benefited the Portfolio’s performance relative to the Index. However, the Portfolio’s overweight positions in energy, technology, and industrials were a drag on performance.

An underexposure to various stocks in the Index turned out to be a positive factor. The Portfolio achieved better results by avoiding stocks of specific companies, rather than experiencing the losses it would have incurred by holding them.

Several style-specific attributes added to results. An overexposure to stocks with low price-to-earnings ratios (P/E) added to relative performance as did an overexposure to companies with the potential for solid earnings growth. The Portfolio was rewarded by not purchasing shares in companies with high levels of debt.

Conversely, an overweight position in stocks with capitalization rates higher than most stocks in the Index detracted from results. An underweight allocation to stocks with wide swings in share prices also hurt performance. Compared with the Index, the Portfolio also held a higher number of stocks experiencing rapid price momentum, which detracted from performance.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

16	THE TARGET PORTFOLIO TRUST

International Equity Portfolio

The International Equity Portfolio’s Class T shares posted a 26.84% return for the 12-month reporting period ended October 31, 2009, underperforming the 27.71% return of the MSCI EAFE ND Index (the Index), and outperforming the 23.97% return of the Lipper International Large-Cap Core Funds Average. LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) are co-managers of the Portfolio.

LSV is a deep value manager, whose active quantitative investment strategy is based on the portfolio management team’s research into value investing and behavioral finance. LSV believes that superior investment performance can be achieved by exploiting behavioral biases exhibited by other investors including: the tendency to extrapolate the past too far into the future; wrongly equating a good company with a good investment regardless of price; and ignoring statistical evidence and developing a “mindset” about a company. While LSV does not conduct traditional security analysis, the objective of LSV’s purely quantitative modeling approach is to pick undervalued stocks with near-term appreciation potential.

Thornburg employs a strategy that seeks to minimize risk by exposing the Portfolio to traditional, relative, and/or deep value stocks. The investment process utilizes quantitative screens to identify attractively valued stocks, using a range of valuation multiples. Thornburg also looks for information that indicates fundamental improvement, such as earnings surprises or earnings revisions, relative to peers. Management performs fundamental research on those companies that look attractive through its screening process, while reserving the right to circumvent the screen. Thornburg’s fundamental analysis results in an estimate of a company’s intrinsic value.

For the first half of the reporting period the LSV portion significantly underperformed the index because of its focus on value stocks and an overweight in financials, which was the worst performing sector. Beginning in late March 2009, LSV noticeably outperformed the Index as investors regained their appetite for riskier assets. The deep value strategy was rewarded and small-cap stocks outshone large-cap stocks. Overall, LSV outperformed the Index during the reporting period.

The Thornburg portion significantly outperformed the index in the first half of the period, mostly because of its focus on relative value, its underweight position in financials, and its emphasis on higher quality stocks. However, an allocation to emerging markets detracted from performance, since emerging markets fell dramatically

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	17

Strategy and Performance Overview (continued)

in first part of the fiscal year. In the second half of the reporting period, beginning in late March, Thornburg underperformed the Index as investors’ increased appetite for risk sparked a rally that rewarded deep value and small-cap stocks, which outperformed large-cap stocks. Additionally, when emerging markets staged a powerful rally later in the reporting period, Thornburg’s focus on larger more established companies was unable to keep pace with this trend. Overall, Thornburg marginally underperformed during the entire period.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

18	THE TARGET PORTFOLIO TRUST

International Bond Portfolio

The International Bond Portfolio’s Class T shares gained 12.29% for the 12-month reporting period ended October 31, 2009, outperforming the 6.69% gain of the Citigroup Non-U.S. World Government Bond Index-Hedged (the Index). However, the Portfolio’s Class T shares lagged the 22.12% gain of the Lipper International Income Funds Average. Pacific Investment Management Company LLC (PIMCO) managed the Portfolio.

Conditions in the credit markets improved during the reporting period that began November 1, 2008. A flight to quality that favored highly rated bonds, such as government securities of economically developed nations, began to fade early in the reporting period and was later replaced by investors’ preference for riskier bonds that provided more attractive yields. This shift occurred as the world financial system began to recover from a crisis whose roots were in the troubled U.S. housing market, and the global economy began to emerge from its worst recession since World War II.

Early in the reporting period, the Portfolio’s duration exposure (interest-rate sensitivity) to debt securities markets of developed nations other than the United States was such that the Portfolio benefited when the flight to quality drove interest rates lower, particularly on short-term debt securities. This caused their prices to gain as bond prices move inversely to yields. By contrast, duration exposure in the U.S. Treasury market did not work well and subtracted from the Portfolio’s return.

Later in the reporting period, yields on longer-term government securities rose, causing yield curves to become steeper. The Portfolio was positioned in the U.S., U.K., and euro zone debt securities markets to benefit from this development.

PIMCO’s allocation strategy favoring bond markets that outperformed the U.S. Treasury market added to the Portfolio’s return. The Portfolio held investment-grade corporate bonds with an emphasis on the financial sector that performed well as the financial system stabilized. It held asset-backed securities that performed well as the Federal Reserve (the Fed) launched a program that provides loans on favorable terms to investors who purchase securities backed by certain types of loans. The Portfolio also held mortgage-backed securities of federal agencies that performed well as the Fed purchased them to support mortgage lending and the housing markets. Its allocation to high yield corporate bonds, commonly called “junk” bonds, worked

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	19

Strategy and Performance Overview (continued)

well too. The low interest-rate environment fueled strong investor demand for below investment-grade corporate bonds and their prices soared higher.

Finally, the Portfolio benefited from having an overweight exposure to Japanese Inflation-Linked Bonds, which gained in value as real interest rates (interest rates minus the rate of inflation) declined in Japan during the reporting period. Buyers purchased Japanese Inflation-Linked Bonds as liquidity in the market improved and the Japanese Ministry of Finance continued to support the market.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

20	THE TARGET PORTFOLIO TRUST

Total Return Bond Portfolio

The Total Return Bond Portfolio’s Class T shares gained 25.15% for the 12-month reporting period ended October 31, 2009, outperforming the 13.79% gain of the Barclays Capital U.S. Aggregate Bond Index (the Index). However, the Portfolio’s Class T shares lagged the 26.85% gain of the Lipper Corporate Debt BBB-Rated Funds Average. Pacific Investment Management Company LLC (PIMCO) managed the Portfolio.

Conditions in the credit markets improved during the reporting period that began November 1, 2008. A flight to quality that favored highly rated bonds, such as government securities of economically developed nations, began to fade early in the reporting period and was later replaced by investors’ preference for riskier bonds that provided more attractive yields. This shift occurred as the world financial system began to recover from a crisis of historic proportions whose roots were in the troubled U.S. housing market, and the global economy began to emerge from its worst recession since World War II.

Early in the reporting period, the Portfolio’s duration exposure (interest-rate sensitivity) to debt securities markets of the United States, the United Kingdom, and the euro zone was such that it benefited when the flight to quality drove interest rates lower, particularly on short-term debt securities. This caused their prices to gain as bond prices move inversely to yields. Later in the reporting period, yields on longer-term debt securities rose, causing yield curves to become steeper. The Portfolio was also positioned in the U.S. and euro zone debt securities markets to benefit from this development.

PIMCO’s allocation strategy helped the Portfolio by emphasizing bond markets that outperformed the U.S. Treasury market. For example, the Portfolio had a larger exposure than the Index to mortgage-backed securities of federal agencies, which performed well as the Federal Reserve (the Fed) purchased them to support mortgage lending and the housing markets. The Portfolio had a larger exposure than the Index to investment-grade corporate bonds of financial companies, which performed well as the financial system stabilized. However, the positive impact from this position was partially offset because, overall, the Portfolio had a smaller exposure than the Index to the investment-grade corporate bond market. Treasury Inflation-Protected Securities (TIPS) also outperformed conventional Treasury securities amid concern that the Fed’s massive injections of liquidity into the economy will eventually boost inflation in the United States.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	21

Strategy and Performance Overview (continued)

The Portfolio was also invested in other bond markets that outperformed the Treasury market. Allocations to high yield corporate bonds, which are commonly called “junk” bonds because they are rated below investment grade, and emerging market bonds, which are debt securities of issuers from developing nations, added to the Portfolio’s return. In the low interest-rate environment, strong investor demand for the attractive yields provided by these debt securities fueled powerful rallies in both bond markets.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

22	THE TARGET PORTFOLIO TRUST

Intermediate-Term Bond Portfolio

The Intermediate-Term Bond Portfolio’s Class T shares gained 17.01% for the 12-month reporting period ended October 31, 2009, outperforming the 12.03% gain of the Barclays Capital Intermediate Government/Credit Bond Index (the Index). However, the Portfolio’s Class T shares lagged the 17.30% gain of the Lipper Intermediate Investment-Grade Debt Funds Average. Pacific Investment Management Company LLC (PIMCO) managed the Portfolio.

Conditions in the credit markets improved during the reporting period that began November 1, 2008. A flight to quality that favored highly rated bonds, such as government securities of economically developed nations, began to fade early in the reporting period and was later replaced by investors’ preference for riskier bonds that provided more attractive yields. This shift occurred as the world financial system began to recover from a crisis of historic proportions whose roots were in the troubled U.S. housing market, and the global economy began to emerge from its worst recession since World War II.

Early in the reporting period, the Portfolio’s duration exposure (interest-rate sensitivity) to debt securities markets of the United States, the United Kingdom, and the euro zone was such that it benefited when the flight to quality drove interest rates lower, particularly on short-term debt securities. This caused their prices to gain as bond price move inversely to yields. Later in the reporting period, yields on longer-term government securities rose, causing yield curves to become steeper. The Portfolio was also positioned in the U.S. and euro zone debt securities markets to benefit from this development.

PIMCO’s allocation strategy helped the Portfolio by emphasizing bond markets that outperformed the U.S. Treasury market. For example, the Portfolio had a larger exposure than the Index to mortgage-backed securities of federal agencies, which performed well as the Federal Reserve (the Fed) purchased them to support mortgage lending and the housing markets. The Portfolio had a larger exposure than the Index to investment-grade corporate bonds of financial companies, which performed well as the financial system stabilized. However, the positive impact from this position was partially offset because, overall, the Portfolio had a smaller exposure than the Index to the investment-grade corporate bond market. Treasury Inflation-Protected Securities (TIPS) also outperformed conventional Treasury securities amid concern that the Fed’s massive injections of liquidity into the economy will eventually boost inflation in the United States.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	23

Strategy and Performance Overview (continued)

The Portfolio had exposures to other bond markets that outperformed the Treasury market. An allocation to high yield corporate bonds, commonly called “junk” bonds because they are rated below investment grade, added to the Portfolio’s return. The Portfolio also had a small allocation to emerging market bonds, which are debt securities of issuers from developing nations. In the low interest-rate environment, strong investor demand fueled powerful rallies in both bond markets.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

24	THE TARGET PORTFOLIO TRUST

Mortgage Backed Securities Portfolio

The Mortgage Backed Securities Portfolio’s Class T shares gained 16.20% for the 12-month reporting period ended October 31, 2009, outperforming the 12.05% gain of the Barclays Capital Mortgage-Backed Securities Index (the Index) and the 11.01% gain of the Lipper U.S. Mortgage Funds Average. Wellington Management Company, LLP (Wellington Management) managed the Portfolio.

Conditions in the U.S. bond markets improved during the reporting period that began November 1, 2008. A flight-to-quality that favored highly rated bonds, particularly U.S. Treasury securities, began to fade early in the reporting period and was later replaced by investors’ preference for riskier bonds that provided more attractive yields. This shift occurred as the U.S. financial system began to recover from a crisis of historic proportions, whose roots were in the nation’s troubled housing sector, and the economy began to emerge from its worst recession since the 1930s.

The Portfolio outperformed the Index because it owned Inverse Interest Only (IIO) bonds, which, as the name implies, do not receive principal payments from the underlying mortgages. IIO bonds gained in value, helped by a material decline in the London interbank offered rate and slower-than-expected prepayments on mortgage-backed securities.

The Portfolio also outperformed the Index because of its exposure to commercial mortgage-backed securities, which rallied strongly because the Federal Reserve launched a program that provides loans on favorable terms to investors who purchase high-quality debt securities backed by auto loans, commercial mortgages, and certain other types of loans and leases. The Portfolio’s strong relative performance also reflected its favorable allocation to mortgage pass-through securities of federal agencies. In late 2008 and early 2009, it had a larger exposure than the Index to higher and lower coupon pass-through securities, but in the third quarter of 2009, it had an underweight exposure to lower coupon pass-through securities.

Meanwhile, the Portfolio’s performance versus the Index was hurt by its allocation to non-agency mortgage-backed securities, which are issued by banks and mortgage originators, among others. The Portfolio held prime non-agency mortgage-backed securities that were rated AAA and priced at a deep discount to par. Wellington Management believed the sector would benefit from policy actions supportive of the

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	25

Strategy and Performance Overview (continued)

mortgage market. In late 2008, the sector suffered a setback because the focus of the Troubled Asset Relief Program shifted away from the purchase of illiquid mortgage assets and conditions in the housing market continued to deteriorate. Valuations of non-agency mortgage-backed securities improved in 2009 but not enough to completely erase losses incurred late in the previous year.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

26	THE TARGET PORTFOLIO TRUST

U.S. Government Money Market Portfolio

The U.S. Government Money Market Portfolio’s Class T shares returned 0.38% for the 12-month period ended October 31, 2009, which outperformed the 0.20% return of the Lipper U.S. Government Money Market Funds Average. Wellington Management Company, LLP (Wellington Management) managed the Portfolio.

The reporting period that began November 1, 2008, was initially marked by deterioration in financial systems around the world and heightened aversion to risky investments. A bursting housing bubble in the United States, among other factors, kept eroding the value of the nation’s housing stock, causing vast amounts of debt securities linked to troubled residential mortgages to tumble in value. This posed a serious threat to the U.S. financial system and broader economy, which sank into its worst recession since the 1930s.

The Federal Reserve and the U.S. Department of the Treasury took unprecedented steps to shore up the nation’s financial system and encourage business activity. The Federal Open Market Committee (FOMC), which had repeatedly eased monetary policy earlier in 2008, lowered its target for the federal funds rate on overnight loans between banks from 1.00% to a record low range of zero to 0.25% in December 2008, where it remained for the rest of the reporting period.

Stresses in the credit markets began to subside in 2009. One of several developments that helped boost investor confidence occurred in March 2009, when the U.S. Treasury Department announced details of its plan to unclog the flow of credit by encouraging private investors to purchase distressed assets held on banks’ balance sheets. Also, the U.S. economy began to grow again during third quarter of 2009. However, doubts about the pace and shape of the recovery postponed a reversal of the near zero interest-rate environment, particularly as the U.S. jobless rate continued to grind higher. Indeed, the FOMC has reiterated its desire to keep interest rates low for an extended period of time. As a result, yields on money market securities moved lower during the reporting period.

Under Wellington Management’s investment strategy, the Portfolio maintained its liquidity while selectively increasing its exposure to government agency notes with maturities greater than 90 days. This proved beneficial as the Portfolio was able to lock in comparatively high yields on money market securities prior to the cut in short-term rates that occurred in late 2008.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	27

Fees and Expenses (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Trust expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2009, at the beginning of the period, and held through the six-month period ended October 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Trust’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Trust, that you own. You should consider the additional fees that were charged to your Trust account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

28	THE TARGET PORTFOLIO TRUST

Hypothetical Example for Comparison Purposes

The second line for each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Capitalization Growth Portfolio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,167.90	1.35%	$7.38
Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87
Class T
Actual	$1,000.00	$1,170.20	0.85%	$4.65
Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

Large Capitalization Value Portfolio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,199.20	1.33%	$7.37
Hypothetical	$1,000.00	$1,018.50	1.33%	$6.77
Class T
Actual	$1,000.00	$1,201.40	0.83%	$4.61
Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

THE TARGET PORTFOLIO TRUST	29

Fees and Expenses (continued)

Small Capitalization Growth Portfolio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,177.10	1.50%	$8.23
Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Class T
Actual	$1,000.00	$1,179.50	1.00%	$5.49
Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

Small Capitalization Value Portfolio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,181.70	1.29%	$7.09
Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
Class T
Actual	$1,000.00	$1,184.00	0.79%	$4.35
Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02

International Equity Portfolio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,311.40	1.47%	$8.56
Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48
Class T
Actual	$1,000.00	$1,314.30	0.97%	$5.66
Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

International Bond Portfolio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class T
Actual	$1,000.00	$1,112.30	1.99%	$10.60
Hypothetical	$1,000.00	$1,015.17	1.99%	$10.11

30	THE TARGET PORTFOLIO TRUST

Total Return Bond Portfolio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,125.50	1.31%	$7.02
Hypothetical	$1,000.00	$1,018.60	1.31%	$6.67
Class T
Actual	$1,000.00	$1,129.70	0.81%	$4.35
Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

Intermediate-Term Bond Portfolio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class T
Actual	$1,000.00	$1,079.50	0.71%	$3.72
Hypothetical	$1,000.00	$1,021.63	0.71%	$3.62

Mortgage Backed Securities Portfolio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class T
Actual	$1,000.00	$1,119.10	0.89%	$4.75
Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

U.S. Government Money Market Portfolio	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class T
Actual	$1,000.00	$1,000.20	0.32%	$1.61
Hypothetical	$1,000.00	$1,023.59	0.32%	$1.63

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2009, and divided by 365 days to reflect the six-month period. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

THE TARGET PORTFOLIO TRUST	31

Portfolio of Investments As of October 31, 2009	Large Capitalization Growth Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—94.3%

	COMMON STOCKS—94.1%

	Aerospace & Defense—2.3%
61,260	General Dynamics Corp.	$3,841,002
11,320	United Technologies Corp.	695,614

		4,536,616

	Agriculture/Heavy Equipment—0.3%
9,240	Monsanto Co.	620,743

	Beverages—1.2%
6,100	Anheuser-Busch Cos, Inc., ADR (Belgium)*(a)	287,798
12,520	Coca-Cola Co. (The)	667,441
21,650	PepsiCo, Inc.	1,310,908

		2,266,147

	Biotechnology—0.6%
6,700	Amgen, Inc.*	359,991
5,680	Celgene Corp.*	289,964
12,030	Genzyme Corp.*	608,718

		1,258,673

	Broadcasting—0.2%
14,060	Discovery Communications, Inc. (Class A Stock)*	386,650

	Business Services—2.1%
18,716	MasterCard, Inc. (Class A Stock)(a)	4,099,178

	Chemicals—6.6%
21,731	Air Products & Chemicals, Inc.	1,676,112
163,657	Dow Chemical Co. (The)(a)	3,842,666
7,230	Ecolab, Inc.	317,831
15,116	Potash Corp. of Saskatchewan, Inc. (Canada)	1,402,463
32,489	PPG Industries, Inc.	1,833,354
46,515	Praxair, Inc.	3,695,152
81,000	Yingde Gases (China)*	96,570

		12,864,148

	Clothing & Apparel—0.6%
24,000	Avon Products, Inc.	769,200
9,700	Coach, Inc.	319,809

		1,089,009

	Commercial Banks—1.1%
89,063	U.S. Bancorp	2,068,043

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	33

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Commercial Services—0.4%
17,440	Moody’s Corp.(a)	$412,979
12,490	Verisk Analytics, Inc. (Class A Stock)*	342,601

		755,580

	Communication Equipment—1.0%
74,355	Juniper Networks, Inc.*(a)	1,896,796

	Computer Hardware—7.7%
47,242	Apple, Inc.*	8,905,117
4,900	Dell, Inc.*	71,001
23,870	Hewlett-Packard Co.	1,132,870
40,863	International Business Machines Corp.	4,928,487

		15,037,475

	Computer Services & Software—3.0%
7,900	Accenture Ltd. (Class A Stock) (Ireland)	292,932
28,845	Amazon.com, Inc.*	3,427,074
16,770	Cognizant Technology Solutions Corp. (Class A Stock)*	648,161
11,510	DreamWorks Animation SKG, Inc. (Class A Stock)*(a)	368,320
41,080	Microsoft Corp.	1,139,148

		5,875,635

	Computers & Peripherals—0.4%
43,740	EMC Corp.*	720,398

	Consumer Finance—0.9%
50,510	American Express Co.	1,759,768

	Containers & Packaging—0.1%
5,320	Owens-Illinois, Inc.*	169,602

	Diversified—0.4%
9,970	3M Co.	733,493

	Diversified Financial Services—1.1%
4,520	Affiliated Managers Group, Inc.*(a)	286,975
3,430	CME Group, Inc.(a)	1,037,952
3,600	Franklin Resources, Inc.(a)	376,668
10,800	Morgan Stanley	346,896

		2,048,491

	Electronic Components—0.5%
15,200	Flextronics International Ltd. (Singapore)*	98,496
12,130	Thermo Fisher Scientific, Inc.*	545,850
12,910	Tyco Electronics Ltd. (Switzerland)	274,337

		918,683

See Notes to Financial Statements.

34	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Entertainment & Leisure—0.3%
17,270	International Game Technology	$308,097
5,100	Las Vegas Sands Corp.*(a)	76,959
14,600	Royal Caribbean Cruises Ltd. (Liberia)*(a)	295,358

		680,414

	Financial—Bank & Trust—4.4%
56,000	Banco Santander Brasil SA (Brazil)*	664,160
33,600	Bank of America Corp.	489,888
26,680	Charles Schwab Corp. (The)	462,631
43,600	HSBC Holdings PLC (United Kingdom)(a)	2,415,004
164,257	Wells Fargo & Co.	4,520,353

		8,552,036

	Financial Services—9.4%
33,410	Goldman Sachs Group, Inc. (The)	5,685,380
165,209	JPMorgan Chase & Co.	6,900,780
64,294	Visa, Inc. (Class A Stock)(a)	4,870,913
38,700	Western Union Co. (The)	703,179

		18,160,252

	Food Products—0.4%
4,100	General Mills, Inc.	270,272
9,306	Nestle SA (Switzerland)	432,744

		703,016

	Healthcare Services—0.3%
5,500	Henry Schein, Inc.*(a)	290,565
8,300	Lincare Holdings, Inc.*	260,703

		551,268

	Healthcare-Products—0.6%
21,000	Covidien PLC (Ireland)	884,520
1,600	Hospira, Inc.*	71,424
3,700	Inverness Medical Innovations, Inc.*	140,637

		1,096,581

	Hotels, Restaurants & Leisure—4.2%
9,370	Carnival Corp. (Panama)	272,854
101,827	McDonald’s Corp.	5,968,081
35,005	Wynn Resorts Ltd.*(a)	1,897,971

		8,138,906

	Household Products—0.1%
2,500	Kimberly-Clark Corp.	152,900

	Insurance—0.2%
8,200	Aflac, Inc.	340,218

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	35

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Internet—1.8%
5,576	Baidu, Inc., ADR (Cayman Islands)*(a)	$2,107,282
82,908	Yahoo!, Inc.*	1,318,237

		3,425,519

	Internet Software & Services—5.1%
15,413	Google, Inc. (Class A Stock)*	8,263,217
57,470	Oracle Corp.	1,212,617
2,730	Priceline.com, Inc.*(a)	430,767
3,100	VeriSign, Inc.*(a)	70,711

		9,977,312

	Media—0.8%
42,417	DIRECTV Group, Inc. (The)*(a)	1,115,567
5,000	McGraw-Hill Cos., Inc. (The)	143,900
10,600	Walt Disney Co. (The)	290,122

		1,549,589

	Medical Supplies & Equipment—1.1%
14,870	Baxter International, Inc.	803,872
16,190	Medtronic, Inc.	577,983
20,260	St. Jude Medical, Inc.*	690,461

		2,072,316

	Metals & Mining—1.7%
50,400	BHP Billiton PLC, ADR (United Kingdom)(a)	2,731,680
2,790	Freeport-McMoRan Copper & Gold, Inc.*	204,674
4,600	Precision Castparts Corp.	439,438

		3,375,792

	Mining—0.2%
10,600	Gold Fields Ltd. ADR (South Africa)	135,150
9,400	Teck Resources Ltd. (Canada)*	271,848

		406,998

	Miscellaneous Manufacturers—0.7%
18,640	Danaher Corp.	1,271,807

	Oil, Gas & Consumable Fuels—7.2%
5,500	Anadarko Petroleum Corp.	335,115
5,386	EOG Resources, Inc.	439,821
17,100	Halliburton Co.	499,491
2,600	National Oilwell Varco, Inc.*	106,574
6,400	Noble Energy, Inc.	420,032
7,400	Occidental Petroleum Corp.	561,512
87,796	Petroleo Brasileiro SA, ADR (Brazil)	4,057,931

See Notes to Financial Statements.

36	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Oil, Gas & Consumable Fuels (continued)
4,000	Schlumberger Ltd. (Netherlands)	$248,800
12,760	Southwestern Energy Co.*	556,081
68,844	Transocean Ltd. (Switzerland)*	5,776,700
3,700	Ultra Petroleum Corp.*	179,635
13,400	Weatherford International Ltd.*	234,902
13,767	XTO Energy, Inc.	572,156

		13,988,750

	Pharmaceuticals—7.2%
104,828	Abbott Laboratories	5,301,152
13,310	Allergan, Inc.	748,687
16,710	Express Scripts, Inc.*	1,335,463
73,225	Gilead Sciences, Inc.*	3,115,724
11,480	Mead Johnson Nutrition Co. (Class A Stock)	482,619
4,640	Medco Health Solutions, Inc.*(a)	260,397
67,476	Merck & Co., Inc.	2,087,033
11,900	Teva Pharmaceutical Industries Ltd., ADR (Israel)	600,712

		13,931,787

	Restaurants—0.5%
7,400	Starbucks Corp.*	140,452
23,554	Yum! Brands, Inc.	776,104

		916,556

	Retail & Merchandising—3.2%
10,710	Colgate-Palmolive Co.	842,127
12,480	CVS Caremark Corp.	440,544
11,800	GameStop Corp. (Class A Stock)*	286,622
38,620	Lowe’s Cos., Inc.	755,794
10,040	Nordstrom, Inc.	319,071
22,610	Target Corp.	1,095,002
3,900	Tiffany & Co.	153,231
15,620	TJX Cos., Inc.	583,407
16,730	Wal-Mart Stores, Inc.	831,147
25,800	Walgreen Co.	976,014

		6,282,959

	Schools—0.2%
2,350	Apollo Group, Inc. (Class A Stock)*	134,185
6,300	DeVry, Inc.	348,327

		482,512

	Semiconductors—0.9%
44,890	Intel Corp.	857,848
15,060	Marvell Technology Group Ltd. (Bermuda)*(a)	206,623
1,552	Samsung Electronics Co., Ltd., GDR, 144A (South Korea)*	474,560

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	37

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Semiconductors (continued)
1,710	Silicon Laboratories, Inc.*	$71,649
9,300	Texas Instruments, Inc.	218,085

		1,828,765

	Software—1.3%
53,801	Adobe Systems, Inc.*	1,772,205
8,300	Check Point Software Technologies (Israel)*	257,881
9,100	Citrix Systems, Inc.*	334,516
5,100	Intuit, Inc.*(a)	148,257
2,700	VMware, Inc.*(a)	103,761

		2,616,620

	Specialty Retail—0.4%
10,500	Limited Brands, Inc.	184,800
32,010	Staples, Inc.	694,617

		879,417

	Telecommunications—5.1%
75,822	American Tower Corp. (Class A Stock)*	2,791,766
94,310	Cisco Systems, Inc.*	2,154,983
2,560	Nuance Communications, Inc.*(a)	33,562
117,300	QUALCOMM, Inc.	4,857,393

		9,837,704

	Textiles, Apparel & Luxury Goods—2.0%
63,112	NIKE, Inc. (Class B Stock)(a)	3,924,304

	Tobacco—0.5%
19,080	Philip Morris International, Inc.	903,629

	Transportation—3.4%
3,870	FedEx Corp.	281,310
28,651	Norfolk Southern Corp.	1,335,710
92,058	Union Pacific Corp.(a)	5,076,078

		6,693,098

	Utilities—0.4%
26,280	AES Corp. (The)*	343,480
21,900	NRG Energy, Inc.*(a)	503,481

		846,961

	TOTAL COMMON STOCKS (cost $153,284,225)	182,693,114

See Notes to Financial Statements.

38	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	PREFERRED STOCK—0.2%

	Financial—Bank & Trust
19,825	Wells Fargo & Co., Series J, 8.00% (cost $380,428)	$484,721

	TOTAL LONG-TERM INVESTMENTS (cost $153,664,653)	183,177,835

	SHORT-TERM INVESTMENT—22.8%

	AFFILIATED MONEY MARKET MUTUAL FUND
44,241,424	Dryden Core Investment Fund—Taxable Money Market Series (cost $44,241,424; includes $35,300,754 of cash collateral for securities on loan)(b)(w)	44,241,424

	TOTAL INVESTMENTS(o)—117.1% (cost $197,906,077; Note 5)	227,419,259
	Liabilities in excess of other assets—(17.1%)	(33,200,441)

	NET ASSETS—100%	$194,218,818

The following abbreviations are used in Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted,144A securities are deemed to be liquid.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $33,352,021; cash collateral of $35,300,754 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	As of October 31, 2009, 1 security representing $432,744 and 0.2% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level  1—quoted prices in active markets for identical securities

Level  2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$182,260,370	$432,744	$—
Preferred Stock	484,721	—	—
Affiliated Money Market Mutual Fund	44,241,424	—	—

	$226,986,515	$432,744	$—
Other Financial Instruments*	—	—	—

Total	$226,986,515	$432,744	$—

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	39

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2009

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of October 31, 2008 and October 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (18.2% represents investments purchased from securities on loan)	22.8%
Financial Services	9.4
Computer Hardware	7.7
Oil, Gas & Consumable Fuels	7.2
Pharmaceuticals	7.2
Chemicals	6.6
Internet Software & Services	5.1
Telecommunications	5.1
Financial—Bank & Trust	4.6
Hotels, Restaurants & Leisure	4.2
Transportation	3.4
Retail & Merchandising	3.2
Computer Services & Software	3.0
Aerospace & Defense	2.3
Business Services	2.1
Textiles, Apparel & Luxury Goods	2.0
Internet	1.8
Metals & Mining	1.7
Software	1.3
Beverages	1.2
Medical Supplies & Equipment	1.1
Commercial Banks	1.1
Diversified Financial Services	1.1
Communication Equipment	1.0
Semiconductors	0.9
Consumer Finance	0.9
Media	0.8
Miscellaneous Manufacturers	0.7
Biotechnology	0.6
Healthcare-Products	0.6
Clothing & Apparel	0.6
Electronic Components	0.5
Restaurants	0.5
Tobacco	0.5
Specialty Retail	0.4
Utilities	0.4
Commercial Services	0.4
Diversified	0.4
Computers & Peripherals	0.4

See Notes to Financial Statements.

40	THE TARGET PORTFOLIO TRUST

Industry (cont’d.)
Food Products	0.4%
Entertainment & Leisure	0.3
Agriculture/Heavy Equipment	0.3
Healthcare Services	0.3
Schools	0.2
Mining	0.2
Broadcasting	0.2
Insurance	0.2
Containers & Packaging	0.1
Household Products	0.1

117.1
Liabilities in excess of other assets	(17.1)

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	41

Large Capitalization Value Portfolio	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—98.6%

	COMMON STOCKS

	Aerospace & Defense—4.0%
5,100	Boeing Co. (The)	$243,780
29,800	Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil)*	603,450
24,036	General Dynamics Corp.	1,507,057
14,700	Lockheed Martin Corp.	1,011,213
52,600	Northrop Grumman Corp.	2,636,838
32,964	United Technologies Corp.	2,025,638

		8,027,976

	Air Freight & Couriers—0.2%
6,700	FedEx Corp.	487,023

	Auto Components—0.2%
20,200	Johnson Controls, Inc.	483,184

	Automobile—0.4%
30,200	Harley-Davidson, Inc.(a)	752,584

	Banks—0.3%
13,735	Northern Trust Corp.	690,184

	Beverages—0.8%
10,700	Molson Coors Brewing Co. (Class B Stock)(a)	523,979
18,885	PepsiCo, Inc.	1,143,487

		1,667,466

	Biotechnology—0.4%
13,735	Amgen, Inc.*	737,982

	Business Services—0.6%
5,151	MasterCard, Inc. (Class A Stock)(a)	1,128,172

	Capital Markets—0.5%
18,100	Bank of New York Mellon Corp.	482,546
15,100	Morgan Stanley	485,012

		967,558

	Chemicals—1.4%
10,301	Air Products & Chemicals, Inc.	794,516
9,400	Eastman Chemical Co.	493,594
26,000	PPG Industries, Inc.	1,467,180

		2,755,290

	Commercial Banks—6.0%
307,836	Bank of America Corp.	4,488,249
80,977	Fifth Third Bancorp(a)	723,934

See Notes to Financial Statements.

42	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Commercial Banks (continued)
95,100	KeyCorp	$512,589
92,500	Regions Financial Corp.	447,700
41,204	U.S. Bancorp	956,757
171,070	Wells Fargo & Co.	4,707,847

		11,837,076

	Commercial Services—1.2%
82,372	Waste Management, Inc.	2,461,275

	Computers & Peripherals—2.6%
55,738	Hewlett-Packard Co.	2,645,325
20,818	International Business Machines Corp.	2,510,859

		5,156,184

	Diversified Financial Services—6.1%
22,662	American Express Co.	789,544
37,771	Capital One Financial Corp.	1,382,419
229,838	Citigroup, Inc.	940,037
16,939	Goldman Sachs Group, Inc. (The)	2,882,510
144,740	JPMorgan Chase & Co.	6,045,790

		12,040,300

	Diversified Machinery—0.2%
9,942	Deere & Co.	452,858

	Diversified Telecommunication Services—3.8%
139,175	AT&T, Inc.	3,572,622
15,900	CenturyTel, Inc.(a)	516,114
116,007	Verizon Communications, Inc.	3,432,647

		7,521,383

	Electric—0.6%
40,459	Public Service Enterprise Group, Inc.	1,205,678

	Electric Utilities—3.9%
29,734	American Electric Power Co., Inc.	898,562
71,700	Edison International	2,281,494
39,100	Exelon Corp.	1,836,136
19,648	FirstEnergy Corp.	850,365
20,600	FPL Group, Inc.	1,011,460
21,178	PG&E Corp.	865,968

		7,743,985

	Electrical Equipment—0.5%
24,987	Emerson Electric Co.	943,259

	Electronic Components & Equipment—0.3%
12,018	Thermo Fisher Scientific, Inc.*	540,810

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	43

Large Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Electronic Equipment & Instruments—0.6%
60,525	Tyco Electronics Ltd. (Switzerland)	$1,286,156

	Energy Equipment & Services—1.6%
15,200	Diamond Offshore Drilling, Inc.(a)	1,447,800
60,860	Halliburton Co.	1,777,721

		3,225,521

	Financial—Bank & Trust—1.7%
67,138	PNC Financial Services Group, Inc.	3,285,734

	Food & Drug Retailing—0.9%
51,578	CVS Caremark Corp.	1,820,703

	Food & Staples Retailing—1.7%
109,400	Safeway, Inc.	2,442,902
19,915	Wal-Mart Stores, Inc.	989,377

		3,432,279

	Food Products—1.0%
41,092	Nestle SA, ADR (Switzerland)	1,911,600

	Healthcare Equipment & Supplies—0.5%
65,240	Boston Scientific Corp.*	529,749
14,300	Medtronic, Inc.	510,510

		1,040,259

	Healthcare Products—0.3%
13,041	Covidien PLC (Ireland)	549,287

	Healthcare Providers & Services—1.1%
37,300	Cardinal Health, Inc.	1,057,082
18,900	CIGNA Corp.	526,176
19,915	UnitedHealth Group, Inc.	516,794

		2,100,052

	Hotels, Restaurants & Leisure—1.7%
22,319	Carnival Corp. (Panama)	649,929
45,154	McDonald’s Corp.	2,646,476

		3,296,405

	Household Durables—0.4%
18,200	Fortune Brands, Inc.	708,890

	Household Products—0.5%
16,700	Kimberly-Clark Corp.	1,021,372

See Notes to Financial Statements.

44	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Industrial Conglomerates—1.5%
7,000	3M Co.	$514,990
73,825	General Electric Co.	1,052,745
42,606	Tyco International Ltd. (Switzerland)	1,429,431

		2,997,166

	Insurance—6.5%
12,545	ACE Ltd. (Switzerland)*	644,311
68,900	Allstate Corp. (The)	2,037,373
68,700	Genworth Financial, Inc. (Class A Stock)*	729,594
53,736	Lincoln National Corp.	1,280,529
14,900	Loews Corp.	493,190
21,400	Marsh & McLennan Cos., Inc.	502,044
110,004	MetLife, Inc.	3,743,436
43,415	Travelers Cos., Inc. (The)	2,161,633
18,000	Unum Group	359,100
55,400	XL Capital Ltd. (Class A Stock) (Cayman Islands)	909,114

		12,860,324

	Machinery—1.6%
8,523	Caterpillar, Inc.	469,277
23,100	Cummins, Inc.	994,686
46,603	PACCAR, Inc.(a)	1,743,418

		3,207,381

	Media—1.6%
40,900	CBS Corp. (Class B Stock)	481,393
80,800	Comcast Corp. (Class A Stock)	1,132,816
33,000	Time Warner, Inc.	993,960
22,319	Walt Disney Co. (The)	610,871

		3,219,040

	Metals & Mining—1.6%
18,885	Freeport-McMoRan Copper & Gold, Inc.*	1,385,403
27,595	Nucor Corp.	1,099,661
15,108	Peabody Energy Corp.	598,126

		3,083,190

	Mining—0.6%
17,169	BHP Billiton Ltd., ADR (Australia)(a)	1,125,943

	Multi-Utilities—0.5%
15,500	Dominion Resources, Inc.	528,395
12,900	Wisconsin Energy Corp.	563,343

		1,091,738

	Multiline Retail—0.5%
28,600	JCPenney Co., Inc.	947,518

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	45

Large Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Office Electronics—0.5%
131,200	Xerox Corp.(a)	$986,624

	Oil, Gas & Consumable Fuels—15.1%
37,771	Anadarko Petroleum Corp.	2,301,387
36,202	Apache Corp.	3,407,332
63,954	Chevron Corp.	4,895,039
60,700	ConocoPhillips	3,045,926
36,741	Exxon Mobil Corp.	2,633,227
37,771	Hess Corp.	2,067,585
46,000	Marathon Oil Corp.	1,470,620
33,307	Occidental Petroleum Corp.	2,527,335
42,500	Royal Dutch Shell PLC, ADR (Class B Stock) (United Kingdom)	2,471,800
25,990	Total SA (France)	1,561,219
13,391	Transocean Ltd. (Switzerland)*	1,123,639
54,200	Valero Energy Corp.	981,020
37,535	XTO Energy, Inc.	1,559,955

		30,046,084

	Pharmaceuticals—7.6%
30,903	Abbott Laboratories	1,562,765
92,837	Bristol-Myers Squibb Co.	2,023,847
94,900	Eli Lilly & Co.	3,227,549
16,200	Johnson & Johnson	956,610
73,538	Merck & Co., Inc.	2,274,530
260,530	Pfizer, Inc.	4,436,826
18,100	Schering-Plough Corp.	510,420

		14,992,547

	Real Estate Investment Trusts—2.5%
90,500	Annaly Capital Management, Inc.	1,530,355
13,735	AvalonBay Communities, Inc.(a)	944,693
9,271	Boston Properties, Inc.(a)	563,399
20,602	Equity Residential	594,986
7,900	Simon Property Group, Inc.	536,331
12,018	Vornado Realty Trust(a)	715,792

		4,885,556

	Retail & Merchandising—1.9%
51,506	Best Buy Co., Inc.	1,966,499
23,006	Target Corp.	1,114,180
20,602	TJX Cos., Inc.	769,485

		3,850,164

	Road & Rail—1.0%
26,115	Burlington Northern Santa Fe Corp.	1,966,982

See Notes to Financial Statements.

46	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Semiconductors & Semiconductor Equipment—0.7%
49,102	Applied Materials, Inc.	$599,045
42,921	Intel Corp.	820,220

		1,419,265

	Software—3.3%
6,700	BMC Software, Inc.*	248,972
97,358	CA, Inc.	2,036,729
133,135	Microsoft Corp.	3,691,834
25,066	Oracle Corp.	528,893

		6,506,428

	Specialty Retail—2.3%
35,100	Gap, Inc. (The)	749,034
68,811	Home Depot, Inc. (The)	1,726,468
54,100	Limited Brands, Inc.	952,160
54,939	Staples, Inc.	1,192,176

		4,619,838

	Telecommunications—0.7%
32,620	Cisco Systems, Inc.*	745,367
61,806	Telefonaktiebolaget LM Ericsson, ADR (Sweden)(a)	642,782

		1,388,149

	Textiles, Apparel & Luxury Goods—1.0%
35,500	Jones Apparel Group, Inc.	635,095
20,602	NIKE, Inc. (Class B Stock)(a)	1,281,032

		1,916,127

	Tobacco—0.9%
58,600	Altria Group, Inc.	1,061,246
14,900	Philip Morris International, Inc.	705,664

		1,766,910

	Wireless Telecommunication Services—0.7%
66,900	Vodafone Group PLC, ADR (United Kingdom)(a)	1,484,511

	TOTAL LONG-TERM INVESTMENTS (cost $181,181,216)	195,639,970

	SHORT-TERM INVESTMENT—15.8%

	AFFILIATED MONEY MARKET MUTUAL FUND
31,319,177	Dryden Core Investment Fund—Taxable Money Market Series (cost $31,319,177; includes $12,438,708 of cash collateral for securities on loan)(b)(w)	31,319,177

	TOTAL INVESTMENTS—114.4% (cost $212,500,393; Note 5)	226,959,147
	Liabilities in excess of other assets—(14.4)%	(28,481,273)

	NET ASSETS—100%	$198,477,874

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	47

Large Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2009

The following abbreviation is used in Portfolio descriptions:

ADR—American	Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $11,691,870; cash collateral of $12,438,708 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level  1—quoted prices in active markets for identical securities

Level  2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$195,639,970	$—	$—
Affiliated Money Market Mutual Fund	31,319,177	—	—

	$226,959,147	$—	$—
Other Financial Instruments*	—	—	—

Total	$226,959,147	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of October 31, 2008 and October 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (6.3% represents investments purchased from securities on loan)	15.8%
Oil, Gas & Consumable Fuels	15.1
Pharmaceuticals	7.6
Insurance	6.5
Diversified Financial Services	6.1
Commercial Banks	6.0
Aerospace & Defense	4.0
Electric Utilities	3.9
Diversified Telecommunication Services	3.8
Software	3.3
Computers & Peripherals	2.6
Real Estate Investment Trusts	2.5
Specialty Retail	2.3

See Notes to Financial Statements.

48	THE TARGET PORTFOLIO TRUST

Industry (cont’d.)
Retail & Merchandising	1.9%
Food & Staples Retailing	1.7
Hotels, Restaurants & Leisure	1.7
Financial—Bank & Trust	1.7
Energy Equipment & Services	1.6
Media	1.6
Machinery	1.6
Metals & Mining	1.6
Industrial Conglomerates	1.5
Chemicals	1.4
Commercial Services	1.2
Healthcare Providers & Services	1.1
Road & Rail	1.0
Textiles, Apparel & Luxury Goods	1.0
Food Products	1.0
Food & Drug Retailing	0.9
Tobacco	0.9
Beverages	0.8
Wireless Telecommunication Services	0.7
Semiconductors & Semiconductor Equipment	0.7
Telecommunications	0.7
Electronic Equipment & Instruments	0.6
Electric	0.6
Business Services	0.6
Mining	0.6
Multi-Utilities	0.5
Healthcare Equipment & Supplies	0.5
Household Products	0.5
Office Electronics	0.5
Capital Markets	0.5
Multiline Retail	0.5
Electrical Equipment	0.5
Automobile	0.4
Biotechnology	0.4
Household Durables	0.4
Banks	0.3
Healthcare Products	0.3
Electronic Components & Equipment	0.3
Air Freight & Couriers	0.2
Auto Components	0.2
Diversified Machinery	0.2

114.4
Liabilities in excess of other assets	(14.4)

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	49

Small Capitalization Growth Portfolio	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—99.3%

	COMMON STOCKS

	Aerospace & Defense—0.6%
13,686	Cubic Corp.	$475,041

	Airlines—0.7%
6,408	Copa Holdings, SA (Panama)	270,610
31,625	Gol Linhas Aereas Inteligentes SA ADR (Brazil)(a)	324,789

		595,399

	Auto Parts & Equipment—0.6%
13,980	Fuel Systems Solutions, Inc.*(a)	457,705

	Banks—0.3%
6,850	UMB Financial Corp.	272,425

	Beverages—0.7%
8,410	Green Mountain Coffee Roasters, Inc.*(a)	559,686

	Biotechnology—1.2%
3,320	Bio-Rad Laboratories, Inc. (Class A Stock)*	296,775
16,144	Martek Biosciences Corp.*	289,946
13,806	Regeneron Pharmaceuticals, Inc.*	216,754
20,101	Seattle Genetics, Inc.*	182,517

		985,992

	Building Materials—0.5%
12,205	Texas Industries, Inc.	406,304

	Chemicals—3.2%
133,321	Huntsman Corp.	1,059,902
6,910	NewMarket Corp.	646,085
27,645	Terra Industries, Inc.	878,282

		2,584,269

	Clothing & Apparel—2.5%
11,720	Gymboree Corp.*	498,920
60,210	True Religion Apparel, Inc.*(a)	1,551,612

		2,050,532

	Commercial Services—7.7%
11,363	Chemed Corp.	514,971
25,983	Coinstar, Inc.*(a)	824,700
70,620	GEO Group, Inc. (The)*	1,493,613
10,499	HMS Holdings Corp.*	450,722
20,926	Lincoln Educational Services Corp.*	414,753
26,135	Monster Worldwide, Inc.*(a)	379,480

See Notes to Financial Statements.

50	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Commercial Services (continued)
35,442	Ritchie Bros Auctioneers, Inc. (Canada)(a)	$776,889
27,645	Sotheby’s(a)	438,450
5,832	VistaPrint NV (Netherlands)*(a)	297,724
21,070	Waste Connections, Inc.*	662,230

		6,253,532

	Computer Hardware—0.1%
8,115	Radiant Systems, Inc.*	79,852

	Computer Networking—0.7%
23,926	Atheros Communications*(a)	589,058

	Computer Services & Software—5.4%
21,655	ANSYS, Inc.*	878,760
28,346	Arcsight, Inc.*(a)	700,713
43,343	Compellent Technologies, Inc.*(a)	794,911
9,997	Mantech International Corp. (Class A Stock)*	438,468
44,058	Netezza Corp.*(a)	407,096
20,870	Solera Holdings, Inc.	672,431
20,955	Sykes Enterprises, Inc.*	497,472

		4,389,851

	Distribution/Wholesale—1.1%
58,055	Brightpoint, Inc.*	427,865
11,194	Owens & Minor, Inc.	457,723

		885,588

	Diversified Financial Services—0.5%
23,196	Duff & Phelps Corp.	398,739

	Education—1.7%
10,077	American Public Education, Inc.*	321,456
14,495	Blackboard, Inc.*(a)	514,138
8,178	Capella Education Co.*(a)	563,464

		1,399,058

	Electrical Equipment—0.2%
11,070	Advanced Energy Industries, Inc.*(a)	135,165

	Electronic Components—3.7%
29,485	Coherent, Inc.*	740,958
18,975	FEI Co.*	451,795
19,620	OYO Geospace Corp.*(a)	515,025
18,910	Plexus Corp.*	478,423
40,414	Universal Electronics, Inc.*	832,528

		3,018,729

	Electronic Components & Equipment—1.9%
18,230	A123 Systems, Inc.*(a)	358,402
12,165	Canadian Solar, Inc. (Canada)*	177,366

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	51

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Electronic Components & Equipment (continued)
21,310	EnerSys*	$470,951
37,490	GrafTech International Ltd.*	506,115

		1,512,834

	Energy-Alternate Sources—0.5%
13,565	Trina Solar Ltd., ADR (Cayman Islands)*(a)	440,591

	Engineering/Construction—1.1%
25,120	Insituform Technologies, Inc. (Class A Stock)*	532,544
20,775	Orion Marine Group, Inc.*	395,556

		928,100

	Entertainment & Leisure—3.4%
36,793	Bally Technologies, Inc.*(a)	1,449,276
96,570	Shuffle Master, Inc.*	754,212
13,843	WMS Industries, Inc.*	553,443

		2,756,931

	Environmental Services—1.8%
25,438	Calgon Carbon Corp.*	402,938
8,960	Clean Harbors, Inc.*	505,792
20,918	Tetra Tech, Inc.*	538,220

		1,446,950

	Farming & Agriculture—0.6%
15,690	Andersons, Inc. (The)	486,861

	Financial—Bank & Trust—0.7%
92,270	Broadpoint Gleacher Securities, Inc.*	587,760

	Financial Services—0.2%
34,985	First Commonwealth Financial Corp.	183,671

	Hand/Machine Tools—0.8%
12,935	Regal-Beloit Corp.(a)	606,393

	Healthcare Services—7.0%
11,300	Addus HomeCare Corp.*	103,395
19,733	Almost Family, Inc.*(a)	598,896
15,352	Amedisys, Inc.*(a)	610,856
25,705	Centene Corp.*	458,320
17,350	Emergency Medical Services Corp. (Class A Stock)*	833,147
32,875	Genoptix, Inc.*(a)	1,143,721
23,219	ICON PLC, ADR (Ireland)*(a)	573,509
16,105	LHC Group, Inc.*	449,491
16,055	Lincare Holdings, Inc.*(a)	504,288

See Notes to Financial Statements.

52	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Healthcare Services (continued)
19,204	Psychiatric Solutions, Inc.*(a)	$396,371

		5,671,994

	Healthcare Products—0.8%
12,035	ICU Medical, Inc.*	421,225
8,123	SurModics, Inc.*(a)	208,030

		629,255

	Home Furnishings—1.1%
31,515	DTS, Inc.*(a)	890,299

	Hotels & Motels—0.3%
6,914	Choice Hotels International, Inc.	206,176

	Insurance—1.4%
10,400	CNinsure, Inc., ADR (China)	210,808
14,757	Tower Group, Inc.	362,727
26,465	Unitrin, Inc.	518,714

		1,092,249

	Internet Services—6.4%
110,230	Art Technology Group, Inc.*	454,147
9,290	AsiaInfo Holdings, Inc.*	204,937
22,055	Blue Coat Systems, Inc.*	491,385
30,410	Cybersource Corp.*	498,116
24,835	NetFlix, Inc.*(a)	1,327,431
6,973	Perfect World Co. Ltd., ADR (Cayman Islands)*	306,882
92,105	Sapient Corp.*	749,735
91,025	TIBCO Software, Inc.*	796,469
37,550	ValueClick, Inc.*	369,492

		5,198,594

	Medical Supplies & Equipment—5.9%
92,443	American Medical Systems Holdings, Inc.*(a)	1,425,471
43,212	Cutera, Inc.*	389,340
47,167	Eclipsys Corp.*	884,381
10,040	Quality Systems, Inc.(a)	612,641
46,621	Thoratec Corp.*(a)	1,224,268
19,330	Vital Images, Inc.*	220,555

		4,756,656

	Metals & Mining—0.8%
21,228	Northwest Pipe Co.*	638,963

	Oil, Gas & Consumable Fuels—4.2%
16,110	Arena Resources, Inc.*	600,259
11,445	CARBO Ceramics, Inc.	668,273
24,115	Carrizo Oil & Gas, Inc.*	558,986
18,400	Lufkin Industries, Inc.	1,049,720

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	53

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Oil, Gas & Consumable Fuels (continued)
8,465	Whiting Petroleum Corp.*	$477,426

		3,354,664

	Pharmaceuticals—5.2%
35,139	BioMarin Pharmaceutical, Inc.*(a)	546,763
18,775	Catalyst Health Solutions, Inc.*	588,972
8,901	Cubist Pharmaceuticals, Inc.*	150,783
12,190	Herbalife Ltd. (Cayman Islands)	410,193
52,860	Impax Laboratories, Inc.*	469,397
13,678	Onyx Pharmaceuticals, Inc.*	363,835
29,810	Pharmerica Corp.*(a)	459,968
12,600	United Therapeutics Corp.*	536,004
64,076	Viropharma, Inc.*	483,133
20,640	VIVUS, Inc.*(a)	163,056

		4,172,104

	Real Estate Investment Trust—0.4%
23,946	Redwood Trust, Inc.	333,807

	Restaurants—2.7%
46,591	BJ’s Restaurants, Inc.*(a)	743,592
12,107	Buffalo Wild Wings, Inc.*(a)	496,508
26,620	California Pizza Kitchen, Inc.*	345,794
18,523	Steak n Shake Co. (The)*	215,793
38,660	Texas Roadhouse, Inc.*	366,110

		2,167,797

	Retail—5.2%
40,854	Cash America International, Inc.	1,236,242
28,175	First Cash Financial Services, Inc.*	484,046
45,893	Genesco, Inc.*	1,196,430
14,885	Group 1 Automotive, Inc.(a)	378,377
22,450	Jo-Ann Stores, Inc.*	597,619
15,917	Vitamin Shoppe Industries, Inc.*	279,662

		4,172,376

	Retail & Merchandising—2.4%
34,970	99 Cents Only Stores*	397,609
12,690	Aeropostale, Inc.*	476,256
23,120	America’s Car-Mart, Inc.*	479,277
14,960	Steven Madden Ltd.*	605,880

		1,959,022

	Semiconductors—5.8%
57,240	Cirrus Logic, Inc.*	277,041

See Notes to Financial Statements.

54	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Semiconductors (continued)
25,608	Formfactor, Inc.*	$435,080
99,701	ON Semiconductor Corp.*(a)	667,000
34,915	Rovi Corp.*	961,908
111,560	Teradyne, Inc.*(a)	933,757
17,581	Tessera Technologies, Inc.*	388,716
34,620	Varian Semiconductor Equipment Associates, Inc.*(a)	982,862

		4,646,364

	Software—3.3%
25,465	Informatica Corp.*	540,622
21,261	MedAssets, Inc.*	466,466
76,198	Novell, Inc.*	311,650
30,895	Phase Forward, Inc.*	405,033
16,215	SYNNEX Corp.*(a)	417,212
26,745	Tyler Technologies, Inc.*	508,690

		2,649,673

	Telecommunications—2.7%
37,845	EMS Technologies, Inc.*	659,638
17,558	MasTec, Inc.*	207,184
17,668	Neutral Tandem, Inc.*	372,618
19,335	Plantronics, Inc.	466,167
33,575	VeriFone Holdings, Inc.*	446,548

		2,152,155

	Transportation—1.3%
17,470	Genco Shipping & Trading Ltd. (Marshall Islands)(a)	347,478
20,310	Landstar System, Inc.	715,725

		1,063,203

	TOTAL LONG-TERM INVESTMENTS (cost $74,492,170)	80,242,367

	SHORT-TERM INVESTMENT—29.7%

	AFFILIATED MONEY MARKET MUTUAL FUND
24,005,415	Dryden Core Investment Fund—Taxable Money Market Series (cost $24,005,415; includes $22,962,756 of cash collateral for securities on loan)(b)(w)	24,005,415

	TOTAL INVESTMENTS—129.0% (cost $98,497,585; Note 5)	104,247,782
	Liabilities in excess of other assets—(29.0%)	(23,447,844)

	NET ASSETS—100%	$80,799,938

The following abbreviation is used in Portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $21,657,862; cash collateral of $22,962,756 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	55

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2009

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$80,242,367	$—	$—
Affiliated Money Market Mutual Fund	24,005,415	—	—

	$104,247,782	$—	$—
Other Financial Instruments*	—	—	—

Total	$104,247,782	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of October 31, 2008 and October 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (28.4% represents investments purchased with collateral from securities on loan)	29.7%
Commercial Services	7.7
Healthcare Services	7.0
Internet Services	6.4
Medical Supplies & Equipment	5.9
Semiconductors	5.8
Computer Services & Software	5.4
Retail	5.2
Pharmaceuticals	5.2
Oil, Gas & Consumable Fuels	4.2
Electronic Components	3.7
Entertainment & Leisure	3.4
Software	3.3
Chemicals	3.2
Restaurants	2.7
Telecommunications	2.7
Clothing & Apparel	2.5
Retail & Merchandising	2.4
Electronic Components & Equipment	1.9

See Notes to Financial Statements.

56	THE TARGET PORTFOLIO TRUST

Industry (cont’d.)
Environmental Services	1.8%
Education	1.7
Insurance	1.4
Transportation	1.3
Biotechnology	1.2
Engineering/Construction	1.1
Home Furnishings	1.1
Distribution/Wholesale	1.1
Metals & Mining	0.8
Healthcare-Products	0.8
Hand/Machine Tools	0.8
Airlines	0.7
Computer Networking	0.7
Financial—Bank & Trust	0.7
Beverages	0.7
Farming & Agriculture	0.6
Aerospace & Defense	0.6
Auto Parts & Equipment	0.6
Energy—Alternate Sources	0.5
Building Materials	0.5
Diversified Financial Services	0.5
Real Estate Investment Trust	0.4
Banks	0.3
Hotels & Motels	0.3
Financial Services	0.2
Electrical Equipment	0.2
Computer Hardware	0.1

129.0
Liabilities in excess of other assets	(29.0)

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	57

Small Capitalization Value Portfolio	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—95.8%

	COMMON STOCKS

	Aerospace/Defense—2.6%
104,400	AAR Corp.*(a)	$2,047,284
69,838	BE Aerospace, Inc.*(a)	1,238,228
60,500	Curtiss-Wright Corp. (Class B Stock)	1,804,110
3,200	Ducommun, Inc.	54,464
3,600	Esterline Technologies Corp.*	151,596
237,125	Hexcel Corp.*	2,608,375
79,475	Moog, Inc. (Class A Stock)*	1,984,491
86,196	Teledyne Technologies, Inc.*	2,944,455
18,650	TransDigm Group, Inc.	730,707
27,228	Triumph Group, Inc.(a)	1,274,543

		14,838,253

	Airlines—0.4%
4,800	Airtran Holdings*(a)	20,304
2,100	Alaska Air Group, Inc.*	54,012
5,200	JetBlue Airways Corp.*	25,792
16,400	Republic Airways Holdings, Inc.*	131,364
154,200	SkyWest, Inc.(a)	2,154,174

		2,385,646

	Apparel—0.1%
3,500	Carter’s, Inc.*	82,600
3,800	G-III Apparel Group Ltd.*	60,838
10,600	Jones Apparel Group, Inc.	189,634

		333,072

	Auto Related—0.2%
57,355	Cooper Tire & Rubber Co.	875,237

	Automotive Parts—0.4%
50,972	ATC Technology Corp.*	1,065,315
34,100	Autoliv, Inc.	1,145,078
7,700	Spartan Motors, Inc.	38,423
12,400	Standard Motor Products, Inc.	103,664

		2,352,480

	Banks—2.5%
1,390	1st Source Corp.	20,600
3,023	Ameris Bancorp.	17,805
1,300	BancFirst Corp.	46,943
1,800	Bank of the Ozarks, Inc.	40,950
1,300	Banner Corp.(a)	3,991
76,849	Cardinal Financial Corp.	626,319

See Notes to Financial Statements.

58	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Banks (continued)
6,600	Central Pacific Financial Corp.	$9,306
2,900	Chemical Financial Corp.	63,655
6,000	City Holding Co.	183,420
3,600	Columbia Banking System, Inc.	52,920
3,300	Community Bank System, Inc.	61,413
5,900	Community Trust Bancorp, Inc.	145,258
4,400	Dime Community Bancshares	48,356
5,100	East West Bancorp, Inc.	46,053
1,900	Financial Institutions, Inc.	20,064
11,200	First BanCorp. (Puerto Rico)(a)	21,168
100,614	First Financial Bancorp	1,275,786
2,200	First Financial Holdings, Inc.	29,678
16,300	First Niagara Financial Group, Inc.	209,292
89,553	FirstMerit Corp.	1,697,029
5,100	Guaranty Bancorp*	6,681
23,595	Hancock Holding Co.	855,791
16,833	IBERIABANK Corp.	729,037
5,800	Independent Bank Corp.	123,366
2,600	Lakeland Financial Corp.	53,482
2,180	MainSource Financial Group, Inc.	12,709
14,500	Nara Bancorp, Inc.	106,720
600	Old Second Bancorp, Inc.	3,210
3,800	Oriental Financial Group, Inc. (Puerto Rico)	40,470
1,400	Pacific Continental Corp.	15,260
3,200	Peoples Bancorp, Inc.	34,368
53,825	Prosperity Bancshares, Inc.	1,926,397
2,251	Republic Bancorp, Inc. (Class A Stock)	41,396
500	Shore Bancshares, Inc.	8,155
2,100	Sierra Bancorp	18,333
50,110	Signature Bank (NY)*(a)	1,581,472
1,700	Simmons First National Corp. (Class A Stock)	49,742
3,590	Southside Bancshares, Inc.	74,636
3,400	Southwest Bancorp, Inc.	33,456
10,450	Sterling Bancshares, Inc.	58,206
14,150	Sterling Financial Corp.*(a)	11,320
2,700	Trico Bancshares	39,474
111,283	Trustmark Corp.(a)	2,108,813
6,583	Umpqua Holdings Corp.	65,238
81,900	United Bankshares, Inc.(a)	1,461,915
2,300	Washington Trust Bancorp, Inc.	34,546
3,100	WesBanco, Inc.	43,865
2,900	West Bancorp, Inc.	12,760
4,600	Wilshire Bancorp, Inc.	32,384
1,900	WSFS Financial Corp.	52,440

		14,255,648

	Beverages—0.3%
13,854	Boston Beer Co., Inc. (Class A Stock)*	526,452

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	59

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Beverages (continued)
55,000	Embotelladora Andina SA, ADR (Chile)	$1,003,750

		1,530,202

	Biotechnology
1,800	Alexion Pharmaceuticals, Inc.*	79,938
2,100	Celera Corp.*	12,999
3,300	Emergent Biosolutions, Inc.*	47,586
600	InterMune, Inc.*	7,248
25,200	Lexicon Pharmaceuticals, Inc.*	33,012
3,400	Maxygen, Inc.*	18,972
4,025	Protalix BioTherapeutics, Inc.*	38,157

		237,912

	Broadcasting
6,000	Entercom Communications Corp. (Class A Stock)*	42,480
11,842	LIN TV Corp. (Class A Stock)*	46,421

		88,901

	Building Materials—0.1%
12,300	Comfort Systems USA, Inc.	134,070
12,300	Gibraltar Industries, Inc.	133,086
800	Trex Co., Inc.*	12,728
2,100	Tutor Perini Corp.*(a)	37,065

		316,949

	Building Products—0.4%
3,400	Apogee Enterprises, Inc.	45,016
54,000	Lennox International, Inc.	1,818,180
15,700	NCI Building Systems, Inc.*	30,772
5,000	Quanex Building Products Corp.	74,350
2,600	Universal Forest Products, Inc.	92,768

		2,061,086

	Business Services—0.6%
64,200	3Com Corp.*	329,988
2,200	ABM Industries, Inc.	41,316
10,700	Cabela’s, Inc.*(a)	134,499
1,300	COMSYS IT Partners, Inc.*	8,905
4,900	DHT Maritime, Inc. (Marshall Islands)	16,758
1,100	Medidata Solutions, Inc.*	17,380
69,400	URS Corp.*	2,696,884

		3,245,730

See Notes to Financial Statements.

60	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Capital Markets—0.7%
122,000	Apollo Investment Corp.	$1,098,000
85,988	Federated Investors, Inc. (Class B Stock)	2,257,185
21,950	Waddell & Reed Financial, Inc. (Class A Stock)	615,917

		3,971,102

	Chemicals—4.5%
7,700	Aceto Corp.	42,658
34,775	Airgas, Inc.	1,542,619
28,600	Ashland, Inc.	987,844
28,569	Cabot Corp.	626,518
32,729	Cytec Industries, Inc.(a)	1,085,621
109,475	GrafTech International Ltd.*	1,477,913
8,500	H.B. Fuller Co.	162,435
102,800	Innophos Holdings, Inc.	1,989,180
3,700	Innospec, Inc.	43,734
65,470	International Flavors & Fragrances, Inc.	2,493,752
33,400	ION Geophysical Corp.*	127,922
28,500	Lubrizol Corp. (The)	1,896,960
124,500	Methanex Corp. (Canada)(a)	2,135,175
1,500	Minerals Technologies, Inc.	73,890
1,300	NewMarket Corp.	121,550
35,348	Olin Corp.	539,764
28,840	OM Group, Inc.*	779,257
14,400	PolyOne Corp.*	80,352
4,000	Rockwood Holdings, Inc.*	79,520
110,500	RPM International, Inc.	1,947,010
3,300	Schulman A, Inc.	57,321
118,925	Sensient Technologies Corp.	3,007,613
10,000	Solutia, Inc.*	110,000
21,300	Spartech Corp.	203,841
57,500	Terra Industries, Inc.	1,826,775
79,000	Valspar Corp. (The)	2,004,230

		25,443,454

	Clothing & Apparel—0.2%
2,800	Cato Corp. (The) (Class A Stock)	55,188
38,977	G&K Services, Inc. (Class A Stock)	863,341
2,000	Gymboree Corp.*	85,140
10,500	Iconix Brand Group, Inc.*	122,430
6,000	Maidenform Brands, Inc.*	84,240

		1,210,339

	Commercial Banks—1.6%
98,670	BancorpSouth, Inc.(a)	2,227,969
46,800	Bank of Hawaii Corp.(a)	2,077,920
39,200	Cullen / Frost Bankers, Inc.	1,834,168
84,353	First Horizon National Corp.*	997,896
109,624	National Penn Bancshares, Inc.(a)	616,087

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	61

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Commercial Banks (continued)
3,200	Sterling Bancorp NY	$21,536
5,225	Territorial Bancorp, Inc.*	86,160
12,075	United Financial Bancorp, Inc.	155,164
64,247	Zions Bancorp(a)	909,737

		8,926,637

	Commercial Services—1.2%
2,500	Consolidated Graphics, Inc.*	50,150
3,400	Dynamics Research Corp.*	43,554
17,000	DynCorp International, Inc.*	289,000
5,600	Gartner, Inc.*	104,272
2,400	GEO Group, Inc. (The)*	50,760
19,400	Metalico, Inc.*	78,376
140,600	Pharmaceutical Product Development, Inc.	3,029,930
9,900	Spherion Corp.*	49,005
18,600	Stewart Enterprises, Inc. (Class A Stock)	85,188
11,700	Valassis Communications, Inc.*	213,291
1,700	Viad Corp.	29,750
88,487	Waste Connections, Inc.*	2,781,146

		6,804,422

	Commercial Services & Supplies—1.1%
74,200	Brink’s Co. (The)	1,760,766
131,400	Ennis, Inc.	1,990,710
15,400	PHH Corp.*	248,864
91,288	School Specialty, Inc.*(a)	2,031,158

		6,031,498

	Communication Equipment—0.3%
60,825	Nice Systems Ltd., ADR (Israel)*	1,883,750
5,100	Tekelec*	76,602

		1,960,352

	Computer Hardware—0.5%
12,600	Aspen Technology, Inc.*	132,300
49,502	CACI International, Inc. (Class A Stock)*	2,357,285
17,600	CIBER, Inc.*	56,672
4,600	Mercury Computer Systems, Inc.*	49,220
1,700	PC Connection, Inc.*	9,996
7,400	Perot Systems Corp. (Class A Stock)*	221,556
29,700	Quantum Corp.*	54,945
1,880	Radisys Corp.*	15,999
3,500	Sykes Enterprises, Inc.*	83,090

		2,981,063

See Notes to Financial Statements.

62	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Computer Services & Software—2.2%
4,800	Avocent Corp.*	$119,376
97,700	Global Payments, Inc.	4,809,771
1,600	infoGROUP, Inc.*	10,496
3,700	JDA Software Group, Inc.*	73,408
1,000	Mantech International Corp. (Class A Stock)*	43,860
57,050	MICROS Systems, Inc.*(a)	1,535,786
2,500	Netscout Systems, Inc.*	30,725
85,522	Parametric Technology Corp.*	1,275,133
1,700	PC Mall, Inc.*	12,053
2,600	Progress Software Corp.*	60,060
2,900	Quest Software, Inc.*	48,633
3,300	Semtech Corp.*	51,051
1,800	Solarwinds, Inc.*	32,040
141,925	SRA International, Inc. (Class A Stock)*(a)	2,662,513
6,300	SYNNEX Corp.*(a)	162,099
26,708	Synopsys, Inc.*(a)	587,576
12,900	Take-Two Interactive Software, Inc.*(a)	141,513
4,110	Unisys Corp.*	119,765
1,200	Virtusa Corp.*	10,776
85,895	Xyratex Ltd. (Bermuda)*	897,603

		12,684,237

	Computers & Peripherals—0.8%
98,279	Diebold, Inc.(a)	2,971,957
103,350	QLogic Corp.*(a)	1,812,759

		4,784,716

	Construction
1,900	Brookfield Homes Corp.*	10,697
18,400	Standard Pacific Corp.*	55,200

		65,897

	Construction & Engineering—0.7%
19,200	EMCOR Group, Inc.*	453,504
58,800	Granite Construction, Inc.	1,679,328
86,000	KBR, Inc.	1,760,420

		3,893,252

	Consumer Finance—0.7%
385,400	Advance America Cash Advance Centers, Inc.	1,903,876
67,600	Assured Guaranty Ltd. (Bermuda)	1,120,808
57,775	First Cash Financial Services, Inc.*	992,574

		4,017,258

	Consumer Products & Services—2.0%
5,600	American Greetings Corp. (Class A Stock)	113,904
61,093	Central Garden & Pet Co.*(a)	606,043
68,986	Central Garden & Pet Co. (Class A Stock)*	652,608

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	63

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Consumer Products & Services (continued)
3,700	Compass Diversified Holdings	$37,851
6,000	Helen of Troy Ltd. (Bermuda)*	137,040
1,093	Jarden Corp.	29,937
12,900	La-Z-Boy, Inc.	91,590
116,800	Scotts Miracle-Gro Co. (The) (Class A Stock)	4,744,416
63,046	Snap-on, Inc.	2,303,070
74,000	Toro Co. (The)(a)	2,739,480

		11,455,939

	Consumer Services—0.1%
15,400	Rent-A-Center, Inc.*	282,744

	Containers & Packaging—1.1%
72,000	Bemis Co., Inc.	1,859,760
3,900	Core-Mark Holding Co., Inc.*	106,743
62,650	Packaging Corp of America	1,145,242
27,974	Silgan Holdings, Inc.	1,503,602
67,600	Sonoco Products Co.	1,808,300

		6,423,647

	Distribution/Wholesale—0.2%
3,900	Brightpoint, Inc.*	28,743
2,000	United Stationers, Inc.*	94,280
36,710	WESCO International, Inc.*	938,308

		1,061,331

	Diversified Financial Services—0.3%
1,700	Altisource Portfolio Solutions SA (Luxembourg)*	25,925
3,500	CompuCredit Holdings Corp.*	11,480
90,350	Conseco, Inc.*(a)	470,723
240,375	E*Trade Financial Corp.*	350,948
4,500	Financial Federal Corp.	91,890
1,300	Marlin Business Services Corp.*	8,723
117,775	MF Global Ltd. (Bermuda)*	838,558
1,400	Oppenheimer Holdings, Inc.	35,700

		1,833,947

	Diversified Financials—0.6%
138,000	Jefferies Group, Inc.*(a)	3,601,800
9,000	Penson Worldwide, Inc.*(a)	87,750
80	Virtus Investment Partners, Inc.*	1,173

		3,690,723

	Drugs & Healthcare—0.5%
57,400	Covance, Inc.*(a)	2,966,432

See Notes to Financial Statements.

64	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Electric—0.5%
1,600	Central Vermont Public Service Corp.	$31,024
144,232	Great Plains Energy, Inc.	2,495,214
2,700	MGE Energy, Inc.	94,554

		2,620,792

	Electric Utilities—1.0%
5,500	Avista Corp.	104,280
83,500	Cleco Corp.	2,066,625
9,800	El Paso Electric Co.*	183,750
14,281	IDACORP, Inc.	401,153
2,800	UIL Holdings Corp.	71,904
11,800	UniSource Energy Corp.	340,784
135,250	Westar Energy, Inc.	2,590,038

		5,758,534

	Electrical Equipment—1.2%
150,774	Belden, Inc.	3,460,263
24,700	Smith (A.O.) Corp.	978,861
63,700	Acuity Brands, Inc.	2,016,742
4,700	Regal-Beloit Corp.(a)	220,336

		6,676,202

	Electronic Components—0.9%
139,413	Digital River, Inc.*	3,182,799
4,000	FEI Co.*	95,240
1,500	Houston Wire & Cable Co.	18,135
600	OSI Systems, Inc.*	11,778
1,600	Plexus Corp.*	40,480
106,651	Portland General Electric Co.	1,982,642
2,000	Technitrol, Inc.	15,580

		5,346,654

	Electronic Components & Equipment
11,800	EnerSys*	260,780
2,600	PowerSecure International, Inc.*	21,632

		282,412

	Electronic Equipment & Instruments—0.3%
132,100	Jabil Circuit, Inc.	1,767,498

	Electronics—1.8%
6,150	Benchmark Electronics, Inc.*	103,320
115,900	Checkpoint Systems, Inc.*	1,572,763
54,481	Coherent, Inc.*(a)	1,369,107
5,800	CTS Corp.	51,968
1,700	Encore Wire Corp.	35,275
181,800	FLIR Systems, Inc.*(a)	5,055,858
47,428	Littelfuse, Inc.*	1,307,116

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	65

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Electronics (continued)
12,700	TTM Technologies, Inc.*	$129,159
27,908	Watts Water Technologies, Inc. (Class A Stock)(a)	788,401

		10,412,967

	Energy Equipment—0.4%
33,175	Oil States International, Inc.*	1,142,547
26,400	Unit Corp.*	1,031,712

		2,174,259

	Energy Equipment & Services—0.7%
3,200	Complete Production Services, Inc.*	30,496
6,900	Headwaters, Inc.*	28,428
256,718	Key Energy Services, Inc.*	1,876,608
1,100	Lufkin Industries, Inc.	62,755
42,100	Tidewater, Inc.	1,754,307
196,975	Vantage Drilling Co. (Cayman Islands)*	325,009

		4,077,603

	Entertainment & Leisure—0.5%
4,200	Carmike Cinemas, Inc.*	41,286
3,300	Isle of Capri Casinos, Inc.*	25,575
101,800	Life Time Fitness, Inc.*(a)	2,193,790
3,300	RC2 Corp.*	43,098
50,079	Scientific Games Corp. (Class A Stock)*	704,612
1,600	Steinway Musical Instruments, Inc.*	18,752

		3,027,113

	Environmental Services—0.4%
11,721	Clean Harbors, Inc.*	661,650
72,090	Republic Services, Inc.	1,867,852
1,400	Waste Services, Inc.*	9,184

		2,538,686

	Equipment Services
3,700	MedAssets, Inc.*(a)	81,178

	Exchange Traded Funds—0.7%
5,904	iShares Russell 2000 Index Fund(a)	332,691
64,575	iShares Russell 2000 Value Index Fund(a)	3,414,080

		3,746,771

	Farming & Agriculture
5,100	Andersons, Inc. (The)	158,253

See Notes to Financial Statements.

66	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Financial—Bank & Trust—0.5%
4,500	Banco Latinoamericano de Exportaciones SA (Panama)	$63,495
37,391	Boston Private Financial Holdings, Inc.	222,476
28,475	Citizens Republic Bancorp, Inc.*	17,142
42,200	Danvers Bancorp, Inc.	579,406
2,500	First Bancorp	33,900
1,000	First Defiance Financial Corp.	14,420
2,800	First Merchants Corp.	17,136
2,600	Flushing Financial Corp.	29,198
23,800	FNB Corp.	168,504
1,300	Heartland Financial USA, Inc.	16,692
4,300	Lakeland Bancorp, Inc.	26,144
60,122	NewAlliance Bancshares, Inc.	666,152
1,300	Park National Corp.(a)	75,504
5,342	Prospect Capital Corp.(a)	53,046
2,900	S&T Bancorp, Inc.(a)	45,675
2,200	Stifel Financial Corp.*(a)	114,312
359,803	Synovus Financial Corp.	798,763
2,400	Union Bankshares Corp.	29,568
6,114	United Community Banks, Inc.*	24,823

		2,996,356

	Financial—Regionals
2,414	Kayne Anderson Energy Development Co.	30,145

	Financial Services—2.3%
500	Alliance Financial Corp.	13,020
13,100	Allied Capital Corp.*	40,872
1,900	AZZ, Inc.*(a)	65,094
1,700	Berkshire Hills Bancorp, Inc.	34,935
15,800	BGC Partners, Inc. (Class A Stock)	76,314
4,100	BlackRock Kelso Capital Corp.	29,971
7,900	Brookline Bancorp, Inc.	77,341
31,700	CVB Financial Corp.(a)	253,917
21,200	Deluxe Corp.	301,676
9,271	Dollar Financial Corp.*(a)	174,017
6,500	Doral Financial Corp. (Puerto Rico)*(a)	18,460
117,000	Eaton Vance Corp.	3,321,630
3,900	Encore Capital Group, Inc.*	58,383
1,200	Farmers Capital Bank Corp.	13,344
65,650	Fifth Street Finance Corp.	645,339
7,000	First Community Bancshares, Inc.	81,480
1,000	First South Bancorp, Inc.	10,590
10,400	Global Cash Access Holdings, Inc.*	65,832
3,100	Hallmark Financial Services*	23,777
10,900	Hawaiian Holdings, Inc.*	77,281
12,300	Knight Capital Group, Inc. (Class A Stock)*	207,255
2,100	Koppers Holdings, Inc.	54,852
1,500	National Financial Partners Corp.*	12,225

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	67

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Financial Services (continued)
5,100	NBT Bancorp, Inc.	$111,180
11,600	Nelnet, Inc. (Class A Stock)*	162,748
2,000	Oceanfirst Financial Corp	19,000
13,000	Ocwen Financial Corp.*	142,090
12,800	Pacer International, Inc.	36,608
6,800	Pacific Capital Bancorp(a)	8,772
75,248	PacWest Bancorp(a)	1,277,711
5,648	Patriot Capital Funding, Inc.	21,745
1,200	Piper Jaffray Cos.*	55,668
300	Porter Bancorp, Inc.	4,776
7,400	Provident Financial Services, Inc.	79,550
170,175	Raymond James Financial, Inc.(a)	4,017,832
6,500	Renasant Corp.	95,160
62,100	South Financial Group, Inc. (The)	49,680
31,900	Student Loan Corp. (The)	1,341,395
1,100	Suffolk Bancorp	30,756
8,700	Trustco Bank Corp. NY	51,765
6,328	United Community Financial Corp.*	9,492
100	Waterstone Financial, Inc.*	341
7,100	World Acceptance Corp.*(a)	178,139

		13,352,013

	Food & Drug Retailing—1.3%
102,000	Casey’s General Stores, Inc.	3,216,060
72,500	Ruddick Corp.	1,937,200
59,500	Weis Markets, Inc.	2,106,300

		7,259,560

	Food Products—1.6%
74,200	Cal-Maine Foods, Inc.(a)	2,014,530
114,473	Corn Products International, Inc.	3,225,849
189,600	Del Monte Foods Co.	2,047,680
5,300	Fresh Del Monte Produce, Inc. (Cayman Islands)*	115,063
28,600	JM Smucker Co. (The)	1,508,078

		8,911,200

	Foods—0.8%
6,400	B&G Foods, Inc.	49,984
16,300	Chiquita Brands International, Inc.*	263,897
82,692	Dean Foods Co.*	1,507,475
65,742	Dole Food Co., Inc.*(a)	771,811
35,862	Sanderson Farms, Inc.	1,312,191
51,157	Smithfield Foods, Inc.*(a)	682,434
1,500	TreeHouse Foods, Inc.*(a)	56,100

		4,643,892

See Notes to Financial Statements.

68	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Furniture
6,700	Knoll, Inc.	$65,660

	Gas & Pipeline Utilities—0.7%
175,460	Swift Energy Co.*(a)	3,716,243

	Gas Utilities—3.0%
91,348	AGL Resources, Inc.	3,193,526
63,000	Atmos Energy Corp.	1,754,550
40,100	Energen Corp.	1,759,588
39,200	National Fuel Gas Co.	1,777,328
85,300	Southwest Gas Corp.	2,131,647
71,500	UGI Corp.	1,707,420
139,500	WGL Holdings, Inc.(a)	4,611,870

		16,935,929

	Healthcare Equipment & Supplies—2.5%
103,814	Cooper Cos., Inc. (The)(a)	2,907,830
23,000	Hill-Rom Holdings, Inc.(a)	450,570
95,700	Invacare Corp.	2,146,551
66,500	STERIS Corp.	1,945,790
90,279	Teleflex, Inc.	4,491,381
66,675	West Pharmaceutical Services, Inc.	2,631,662

		14,573,784

	Healthcare Providers & Services—0.8%
1,700	Alliance Imaging, Inc.*	9,248
103,700	AMERIGROUP Corp.*	2,286,585
9,600	Gentiva Health Services, Inc.*	230,400
2,600	Magellan Health Services, Inc.*	83,538
45,400	Owens & Minor, Inc.	1,856,406
16,079	Res-Care, Inc.*	193,430

		4,659,607

	Healthcare Services—1.8%
11,200	Affymetrix, Inc.*	58,576
51,600	Amedisys, Inc.*(a)	2,053,164
3,300	American Dental Partners, Inc.*	39,237
39,494	AmSurg Corp.*(a)	832,139
2,900	Continucare Corp.*	7,598
4,900	Healthsouth Corp.*(a)	71,589
6,400	HealthSpring, Inc.*	91,712
118,900	Healthways, Inc.*	1,911,912
93,073	MEDNAX, Inc.*	4,832,350
8,800	Nighthawk Radiology Holdings, Inc.*	52,712
1,700	RehabCare Group, Inc.*	31,875
4,900	Triple-S Management Corp. (Puerto Rico)*	81,830
6,500	WellCare Health Plans, Inc.*	169,845

		10,234,539

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	69

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Healthcare—Products
5,300	Vital Images, Inc.*	$60,473

	Home Builder—0.2%
63,300	Meritage Homes Corp.*(a)	1,154,592

	Hotels, Restaurants & Leisure—0.9%
93,200	Brinker International, Inc.	1,178,048
13,500	Dover Downs Gaming & Entertainment, Inc.	64,125
118,425	International Speedway Corp. (Class A Stock)	3,021,022
118,175	Sonic Corp.*(a)	1,104,936

		5,368,131

	Household Durables—0.1%
9,200	ACCO Brands Corp.*	55,752
53,454	Ethan Allen Interiors, Inc.(a)	666,037
9,500	Furniture Brands International, Inc.*	40,375
2,800	Tempur-Pedic International, Inc.*	54,236

		816,400

	Household Products—0.4%
3,200	Tupperware Brands Corp.	144,064
67,000	WD-40 Co.	2,109,830

		2,253,894

	Industrial Products—0.8%
42,277	Brady Corp. (Class A Stock)	1,144,861
2,300	CIRCOR International, Inc.	62,675
81,655	Interface, Inc. (Class A Stock)	633,643
72,926	Kaydon Corp.	2,551,681
4,100	Myers Industries, Inc.	35,957

		4,428,817

	Insurance—6.6%
349,829	American Equity Investment Life Holding Co.	2,298,376
73,000	American Financial Group, Inc.	1,795,800
2,600	American Physicians Capital, Inc.	73,528
500	American Safety Insurance Holdings Ltd. (Bermuda)*	7,410
15,300	Amerisafe, Inc.*	283,662
4,300	AmTrust Financial Services, Inc.	48,504
4,115	Argo Group International Holdings Ltd. (Bermuda)*	139,745
44,225	Aspen Insurance Holdings Ltd. (Bermuda)	1,141,005
199,225	Delphi Financial Group, Inc. (Class A Stock)	4,323,182
134,149	Employers Holdings, Inc.	1,988,088
20,092	Endurance Specialty Holdings Ltd. (Bermuda)	723,111
400	FPIC Insurance Group, Inc.*	13,532

See Notes to Financial Statements.

70	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Insurance (continued)
50,725	Hanover Insurance Group, Inc. (The)	$2,134,001
1,300	Harleysville Group, Inc.	40,729
75,300	HCC Insurance Holdings, Inc.	1,987,167
53,613	Horace Mann Educators Corp.	666,410
77,616	Infinity Property & Casualty Corp.	3,001,411
7,900	Max Capital Group Ltd. (Bermuda)	163,135
4,500	Meadowbrook Insurance Group, Inc.	30,285
10,100	MGIC Investment Corp.*(a)	43,531
2,400	Navigators Group, Inc.*	127,368
1,000	NYMAGIC, Inc.	14,290
47,364	Platinum Underwriters Holdings Ltd. (Bermuda)	1,694,210
6,700	PMA Capital Corp. (Class A Stock)*	32,026
28,428	ProAssurance Corp.*	1,429,360
151,900	Protective Life Corp.	2,924,075
25,600	Radian Group, Inc.(a)	148,224
114,898	Reinsurance Group of America, Inc.	5,296,798
36,600	RLI Corp.	1,830,000
7,700	Selective Insurance Group	117,964
83,200	State Auto Financial Corp.	1,352,832
758	Tower Group, Inc.	18,632
77,500	United Fire & Casualty Co.	1,354,700
30,473	Validus Holdings Ltd. (Bermuda)	770,967

		38,014,058

	Internet Services—0.1%
12,600	EarthLink, Inc.	102,060
1,200	i2 Technologies, Inc.*	18,888
3,000	SonicWALL, Inc.*	23,820
3,800	TIBCO Software, Inc.*	33,250
23,184	United Online, Inc.	185,472
1,200	USA Mobility, Inc.	13,080

		376,570

	Investment Companies
30,500	American Capital Ltd.*(a)	81,740
4,000	Gladstone Capital Corp.	32,840
25,615	MCG Capital Corp.*	102,204
3,404	TICC Capital Corp.	16,748

		233,532

	Leisure—0.2%
110,367	Callaway Golf Co.	754,910
7,600	Jakks Pacific, Inc.*	108,148

		863,058

	Leisure Equipment & Products—0.3%
163,800	Sturm Ruger & Co., Inc.(a)	1,739,556

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	71

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Life Science Tools & Services—0.3%
101,350	PerkinElmer, Inc.	$1,886,124

	Machinery—4.9%
85,075	Actuant Corp. (Class A Stock)	1,328,021
150,700	Barnes Group, Inc.	2,388,595
194,925	Bucyrus International, Inc.	8,658,568
500	Cascade Corp.	12,420
81,000	Crane Co.	2,255,850
36,814	Gardner Denver, Inc.*	1,321,991
37,175	General Cable Corp.*(a)	1,157,629
137,700	Harsco Corp.	4,336,173
32,293	IDEX Corp.	918,090
48,458	Kadant, Inc.*	624,624
37,000	Lincoln Electric Holdings, Inc.	1,755,280
12,200	Lindsay Corp.	400,526
1,800	Mueller Industries, Inc.	42,588
13,475	Nordson Corp.	711,076
46,675	Robbins & Myers, Inc.	1,082,860
500	Tennant Co.	13,330
10,275	Valmont Industries, Inc.	742,574
7,800	Wabtec Corp.(a)	286,728

		28,036,923

	Machinery & Equipment—0.2%
4,900	Altra Holdings, Inc.*	42,973
2,500	Chart Industries, Inc.*	49,425
3,200	Pioneer Drilling Co.*	21,408
47,008	Terex Corp.*(a)	950,502

		1,064,308

	Manufacturing—0.3%
1,600	Ameron International Corp.	94,368
2,800	Ceradyne, Inc.*	45,136
8,600	EnPro Industries, Inc.*	194,188
2,000	Standex International Corp.	35,160
1,700	Tredegar Corp.	23,171
47,302	Zebra Technologies Corp.*	1,182,550

		1,574,573

	Media—0.6%
6,100	AH Belo Corp. (Class A Stock)	25,010
131,087	Belo Corp. (Class A Stock)	616,109
26,350	Courier Corp.	390,770
850	Cumulus Media, Inc.*	1,794
3,900	LodgeNet Entertainment Corp.*	18,915

See Notes to Financial Statements.

72	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Media (continued)
81,625	Regal Entertainment Group (Class A Stock)	$1,029,291
27,167	Sinclair Broadcast Group, Inc. (Class A Stock)	107,038
31,850	Wiley, (John) & Sons, Inc. (Class A Stock)	1,121,757

		3,310,684

	Medical Supplies & Equipment—0.9%
5,000	Cantel Medical Corp.*	80,300
45,981	Conmed Corp.*	974,337
2,000	Halozyme Therapeutics, Inc.*	12,120
20,846	Kensey Nash Corp.*	498,428
900	Medivation, Inc.*	22,968
99,657	Patterson Cos., Inc.*(a)	2,544,243
2,200	PSS World Medical, Inc.*	44,484
2,400	Seattle Genetics, Inc.*	21,792
34,575	Zoll Medical Corp.*	671,447

		4,870,119

	Metals & Mining—2.6%
25,000	Amcol International Corp.	651,000
900	Ampco-Pittsburgh Corp.	24,210
33,650	Coeur d’Alene Mines Corp.*(a)	675,692
1,700	Columbus McKinnon Corp.*	28,135
133,000	Commercial Metals Co.	1,973,720
37,400	Compass Minerals International, Inc.	2,330,768
161,100	IAMGOLD Corp. (Canada)(a)	2,118,465
48,900	Royal Gold, Inc.	2,159,913
22,071	RTI International Metals, Inc.*	457,090
8,900	Stillwater Mining Co.*	55,180
106,750	Thompson Creek Metals Co., Inc. (Canada)*(a)	1,086,715
115,200	Timken Co.	2,537,856
4,100	USEC, Inc.*	15,826
15,775	Walter Energy, Inc.	922,838
7,600	Worthington Industries, Inc.	83,980
3,300	XOMA Ltd. (Bermuda)*	2,244

		15,123,632

	Miscellaneous Manufacturers—0.2%
25,902	AptarGroup, Inc.	914,600
400	GP Strategies Corp.*	2,816
400	Portec Rail Products, Inc.	3,484

		920,900

	Multi-Utilities—0.6%
55,500	OGE Energy Corp.(a)	1,843,710
81,500	Vectren Corp.	1,837,010

		3,680,720

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	73

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Oil & Gas—0.2%
41,079	Goodrich Petroleum Corp.*(a)	$1,054,498

	Oil & Gas Exploration/Production—0.9%
131,800	Cabot Oil & Gas Corp.	5,070,346

	Oil & Gas Services
2,400	Bolt Technology Corp.*	24,408
12,900	Global Industries Ltd.*	94,041

		118,449

	Oil, Gas & Consumable Fuels—5.1%
35,100	Arena Resources, Inc.*(a)	1,307,826
155,888	Berry Petroleum Co. (Class A Stock)	3,953,320
27,100	Cal Dive International, Inc.*	208,128
45,800	Cimarex Energy Co.	1,793,528
34,410	Concho Resources, Inc.*	1,311,365
30,500	Core Laboratories NV (Netherlands)(a)	3,181,150
500	Delek US Holdings, Inc.	3,375
12,700	EXCO Resources, Inc.	198,374
141,100	Frontier Oil Corp.(a)	1,955,646
54,200	GMX Resources, Inc.*(a)	689,966
27,500	Gulfport Energy Corp.*	209,825
87,400	Holly Corp.	2,535,474
9,750	New Jersey Resources Corp.	343,200
68,000	ONEOK, Inc.	2,462,280
9,400	Parker Drilling Co.*	48,880
84,850	Petroquest Energy, Inc.*(a)	520,130
6,400	Rosetta Resources, Inc.*	86,592
3,100	RPC, Inc.	28,985
25,935	South Jersey Industries, Inc.	915,246
99,100	St. Mary Land & Exploration Co.	3,379,310
5,500	Stone Energy Corp.*	84,315
7,500	TETRA Technologies, Inc.*	70,950
2,300	TGC Industries, Inc.*	10,005
1,900	Toreador Resources Corp.	16,207
103,000	Tsakos Energy Navigation Ltd. (Bermuda)(a)	1,598,560
10,100	VAALCO Energy, Inc.	43,026
6,000	Western Refining, Inc.*	33,660
44,500	World Fuel Services Corp.(a)	2,262,825

		29,252,148

	Paper & Forest Products—0.3%
17,900	Buckeye Technologies, Inc.*	160,384
61,300	Louisiana-Pacific Corp.*(a)	321,825
49,255	Neenah Paper, Inc.	509,789

See Notes to Financial Statements.

74	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Paper & Forest Products (continued)
8,100	Rock-Tenn Co. (Class A Stock)	$354,780
3,300	Schweitzer-Mauduit International, Inc.	170,445

		1,517,223

	Personnel Services
4,500	Kforce, Inc.*	52,785

	Pharmaceuticals
700	Auxilium Pharmaceuticals, Inc.*	22,022
1,700	Cypress Bioscience, Inc.*	10,438
1,400	Par Pharmaceutical Cos., Inc.*	29,358
900	Pharmasset, Inc.*	16,902
9,800	Prestige Brands Holdings, Inc.*	66,248
1,000	United Therapeutics Corp.*	42,540
1,800	Valeant Pharmaceuticals International*	52,920
900	XenoPort, Inc.*	15,039

		255,467

	Printing & Publishing
17,600	Journal Communications, Inc.	62,656

	Professional Services—0.6%
83,942	Watson Wyatt Worldwide, Inc. (Class A Stock)	3,658,192

	Real Estate—0.2%
1,800	Government Properties Income Trust	41,904
19,625	Jones Lang LaSalle, Inc.	919,431

		961,335

	Real Estate Investment Trusts—4.8%
2,300	American Campus Communities, Inc.	62,146
39,000	Anthracite Capital, Inc.(a)	28,080
13,000	Anworth Mortgage Asset Corp.	92,690
10,200	Ashford Hospitality Trust, Inc.*	39,168
5,600	Associated Estates Realty Corp.	51,072
9,300	BioMed Realty Trust, Inc.(a)	126,201
108,384	CBL & Associates Properties, Inc.(a)	884,413
10,200	Cedar Shopping Centers, Inc.	61,914
931,550	Chimera Investment Corp.	3,251,110
7,800	Colonial Properties Trust	82,134
3,100	Cypress Sharpridge Investments, Inc.	41,385
27,700	DCT Industrial Trust, Inc.(a)	125,481
12,500	Developers Diversified Realty Corp.(a)	107,375
73,275	DiamondRock Hospitality Co.*	557,623
119,840	Education Realty Trust, Inc.	600,398
4,600	Entertainment Properties Trust	156,492
3,200	Equity LifeStyle Properties, Inc.	148,640
155,865	Equity One, Inc.(a)	2,325,506
4,900	Extra Space Storage, Inc.	46,893

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	75

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Real Estate Investment Trusts (continued)
45,300	First Industrial Realty Trust, Inc.(a)	$197,055
88,900	First Potomac Realty Trust(a)	1,009,015
149,400	Franklin Street Properties Corp.(a)	1,610,532
22,400	Glimcher Realty Trust	60,480
72,200	Healthcare Realty Trust, Inc.(a)	1,503,926
4,400	Hersha Hospitality Trust	11,264
1,300	Home Properties, Inc.	50,934
105,000	HRPT Properties Trust(a)	738,150
7,300	Inland Real Estate Corp.	62,634
1,100	Invesco Mortgage Capital, Inc.	21,934
19,920	iStar Financial, Inc.*	41,633
28,550	LaSalle Hotel Properties	489,918
45,078	Lexington Realty Trust	188,877
5,100	LTC Properties, Inc.	121,125
222,600	Medical Properties Trust, Inc.(a)	1,780,800
403,826	MFA Mortgage Investments, Inc.	2,996,389
18,948	Mid-America Apartment Communities, Inc.	830,301
15,900	National Retail Properties, Inc.(a)	308,142
52,800	Nationwide Health Properties, Inc.(a)	1,702,800
17,527	NorthStar Realty Finance Corp.(a)	61,870
10,300	Omega Healthcare Investors, Inc.	156,148
8,900	Parkway Properties, Inc.	157,085
19,100	Pennsylvania Real Estate Investment Trust(a)	140,003
40,200	PS Business Parks, Inc.	1,968,594
4,500	Resource Capital Corp.	21,780
2,300	Saul Centers, Inc.	70,748
17,800	Senior Housing Properties Trust	343,184
67,100	Sovran Self Storage, Inc.	2,019,710
10,300	Strategic Hotels & Resorts, Inc.*	18,231
4,700	Sun Communities, Inc.	81,968
10,699	Sunstone Hotel Investors, Inc.*(a)	80,778

		27,634,729

	Restaurants
3,100	Einstein Noah Restaurant Group, Inc.*	40,362
10,900	Ruby Tuesday, Inc.*	72,594
28,300	Ruth’s Hospitality Group, Inc.*	88,013

		200,969

	Retail—1.4%
10,900	Asbury Automotive Group, Inc.*	106,166
84,657	Cash America International, Inc.	2,561,721
5,100	CEC Entertainment, Inc.*(a)	148,971
6,000	Group 1 Automotive, Inc.	152,520

See Notes to Financial Statements.

76	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Retail (continued)
5,000	Insight Enterprises, Inc.*	$52,600
1,100	Jo-Ann Stores, Inc.*	29,282
25,932	Men’s Wearhouse, Inc. (The)	600,844
69,734	Pantry, Inc. (The)*	983,947
60,568	PetSmart, Inc.	1,425,165
130,360	Regis Corp.(a)	2,117,046
8,700	Sonic Automotive, Inc. (Class A Stock)(a)	77,778
11,800	Zale Corp.*(a)	55,814

		8,311,854

	Retail & Merchandising—0.6%
37,609	Bebe Stores, Inc.	235,432
40,300	BJ’s Wholesale Club, Inc.*	1,411,709
95,244	Coldwater Creek, Inc.*	547,653
6,000	Collective Brands, Inc.*	111,300
1,000	Deckers Outdoor Corp.*	89,670
8,600	Finish Line, Inc. (The) (Class A Stock)	87,204
38,415	hhgregg, Inc.*	633,464
8,000	Interline Brands, Inc.*	116,800
2,100	Rush Enterprises, Inc.*	22,932
17,789	Saks`s, Inc.*(a)	99,796

		3,355,960

	Retail Apparel
8,100	Dress Barn, Inc.*(a)	146,205
4,900	Jos. A. Bank Clothiers, Inc.*	200,802
2,700	Warnaco Group, Inc. (The)*	109,431

		456,438

	Road & Rail—0.2%
3,100	Arkansas Best Corp.	80,042
27,625	Landstar System, Inc.	973,505

		1,053,547

	Semiconductors—1.5%
10,100	Amkor Technology, Inc.*	55,651
7,450	Applied Micro Circuits Corp.*	58,259
4,400	DSP Group, Inc.*	25,432
70,243	Emulex Corp.*	709,454
17,758	Entegris, Inc.*	66,770
53,334	Itron, Inc.*	3,202,173
5,900	Lattice Semiconductor Corp.*	11,269
4,600	MKS Instruments, Inc.*	71,944
5,800	Photronics, Inc.*	24,244
14,500	PMC - Sierra, Inc.*	123,540
43,120	Richardson Electronics Ltd.	243,628
3,000	Sigma Designs, Inc.*	36,030
96,425	Skyworks Solutions, Inc.*	1,005,713

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	77

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Semiconductors (continued)
140,200	TriQuint Semiconductor, Inc.*	$755,678
44,475	Varian Semiconductor Equipment Associates, Inc.*(a)	1,262,645
2,600	Veeco Instruments, Inc.*	63,310
86,488	Zoran Corp.*	767,149

		8,482,889

	Semiconductors & Semiconductor Equipment
34,200	Himax Technologies, Inc., ADR (Cayman Islands)	90,288

	Software—1.0%
3,300	CSG Systems International, Inc.*	53,922
147,339	Lawson Software, Inc.*	929,709
104,537	Sybase, Inc.*(a)	4,135,484
43,750	Tyler Technologies, Inc.*(a)	832,125

		5,951,240

	Specialized Consumer Services—0.1%
26,800	Hillenbrand, Inc.	535,464

	Specialty Retail—1.4%
204,000	Aaron’s, Inc.(a)	5,110,200
18,293	Abercrombie & Fitch Co. (Class A Stock)	600,376
4,975	Brown Shoe Co., Inc.	51,591
67,800	Buckle, Inc. (The)(a)	2,034,678

		7,796,845

	Telecommunications—1.6%
4,800	Adaptec, Inc.*	15,312
1,400	Anixter International, Inc.*(a)	58,590
300,816	Arris Group, Inc.*	3,086,372
1,300	Atlantic Tele-Network, Inc.	59,592
36,025	Black Box Corp.	955,023
39,500	Cincinnati Bell, Inc.*	121,660
1,700	Consolidated Communications Holdings, Inc.	23,494
1,100	CPI International , Inc.*	10,890
3,100	DigitalGlobe, Inc.*	69,223
4,200	Harris Stratex Networks, Inc. (Class A Stock)*	26,460
1,400	LogMeIn, Inc.*	28,140
6,800	MasTec, Inc.*	80,240
3,200	Plantronics, Inc.	77,152
2,100	Polycom, Inc.*	45,087
9,500	Premiere Global Services, Inc.*	70,965
6,200	RF Micro Devices, Inc.*	24,676
75,900	SBA Communications Corp. (Class A Stock)*(a)	2,141,139
3,600	Symmetricon, Inc.*	17,244

See Notes to Financial Statements.

78	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Telecommunications (continued)
120,275	Syniverse Holdings, Inc.*	$2,060,311
8,500	Virgin Mobile USA, Inc.*	34,000

		9,005,570

	Textiles & Apparel—1.4%
7,800	Oxford Industries, Inc.	150,930
17,250	Perry Ellis International, Inc.*	235,808
185,850	Phillips-Van Heusen Corp.	7,461,877
2,200	Quiksilver, Inc.*	4,378
2,600	Skechers USA, Inc. (Class A Stock)*	56,732

		7,909,725

	Textiles, Apparel & Luxury Goods—1.2%
68,225	Hanesbrands, Inc.*(a)	1,475,024
44,600	UniFirst Corp.	1,876,322
128,750	Wolverine World Wide, Inc.(a)	3,293,425

		6,644,771

	Thrifts & Mortgage Finance—0.7%
216,700	Astoria Financial Corp.	2,162,666
91,450	Washington Federal, Inc.	1,568,367

		3,731,033

	Tobacco—0.4%
49,000	Universal Corp.	2,037,910

	Trading Companies & Distributors—0.8%
105,350	Applied Industrial Technologies, Inc.	2,131,230
44,800	Watsco, Inc.	2,294,656

		4,425,886

	Transportation—0.3%
6,300	Aircastle Ltd. (Bermuda)	49,896
3,400	Atlas Air Worldwide Holdings, Inc.*	89,386
7,900	GulfMark Offshore, Inc.*	218,593
5,000	Heartland Express, Inc.	68,000
10,800	Horizon Lines, Inc.	56,700
5,100	Incyte Corp. Ltd.*(a)	30,039
2,000	International Shipholding Corp.	66,300
28,630	Kansas City Southern*(a)	693,705
900	Knight Transportation, Inc.	14,436
4,000	Knightsbridge Tankers Ltd. (Bermuda)	50,560
3,200	Marten Transport Ltd.*	56,128
1,600	Nordic American Tanker Shipping (Bermuda)(a)	45,280
1	PHI, Inc.*	17
4,500	Saia, Inc.*	65,970

		1,505,010

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	79

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Utilities
1,300	Chesapeake Utilities Corp.	$41,184

	Water Utilities—0.3%
1,600	American States Water Co.	53,040
96,000	American Water Works Co., Inc.	1,821,120
2,000	California Water Service Group	73,140

		1,947,300

	TOTAL LONG-TERM INVESTMENTS (cost $511,880,434)	547,956,731

PRINCIPAL AMOUNT (000)#	SHORT-TERM INVESTMENTS—23.8%

	U.S. TREASURY OBLIGATION
$230	U.S. Treasury Notes(k) 3.125%, 11/30/09 (cost $230,456)	230,521

SHARES

	AFFILIATED MONEY MARKET MUTUAL FUND—23.8%
135,868,408	Dryden Core Investment Fund—Taxable Money Market Series (cost $135,868,408; includes $110,553,795 of cash collateral for securities on loan)(b)(w)	135,868,408

	TOTAL SHORT-TERM INVESTMENTS (cost $136,098,864)	136,098,929

	TOTAL INVESTMENTS—119.6% (cost $647,979,298; Note 5)	684,055,660
	Liabilities in excess of other assets(x)—(19.6)%	(112,279,339)

	NET ASSETS—100%	$571,776,321

The following abbreviation is used in Portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $103,540,932; cash collateral of $110,553,795 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)	Securities segregated as collateral for futures contracts.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

See Notes to Financial Statements.

80	THE TARGET PORTFOLIO TRUST

Futures contracts open at October 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2009	Unrealized Depreciation
Long Position:
22	Russell 2000 Mini	Dec 09	$1,303,420	$1,235,960	$(67,460)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$547,956,731	$—	$—
U.S. Treasury Obligation	—	230,521	—
Affiliated Money Market Mutual Fund	135,868,408	—	—

	$683,825,139	$230,521	$—
Other Financial Instruments*	(67,460)	—	—

Total	$683,757,679	$230,521	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of October 31, 2008 and October 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (19.3% represents investments purchased with collateral from securities on loan)	23.8%
Insurance	6.6
Oil, Gas & Consumable Fuels	5.1
Machinery	4.9
Real Estate Investment Trusts	4.8
Chemicals	4.5
Gas Utilities	3.0
Metals & Mining	2.6
Aerospace/Defense	2.6
Healthcare Equipment & Supplies	2.5
Banks	2.5
Financial Services	2.3
Computer Services & Software	2.2
Consumer Products & Services	2.0
Electronics	1.8
Healthcare Services	1.8
Telecommunications	1.6

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	81

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2009

Industry (cont’d.)
Commercial Banks	1.6%
Food Products	1.6
Semiconductors	1.5
Textiles & Apparel	1.4
Specialty Retail	1.4
Retail	1.4
Food & Drug Retailing	1.3
Commercial Services	1.2
Textiles, Apparel & Luxury Goods	1.2
Electrical Equipment	1.2
Containers & Packaging	1.1
Commercial Services & Supplies	1.1
Software	1.0
Electric Utilities	1.0
Hotels, Restaurants & Leisure	0.9
Oil & Gas Exploration/Production	0.9
Medical Supplies & Equipment	0.9
Electronic Components	0.9
Computers & Peripherals	0.8
Healthcare Providers & Services	0.8
Foods	0.8
Industrial Products	0.8
Trading Companies & Distributors	0.8
Energy Equipment & Services	0.7
Consumer Finance	0.7
Capital Markets	0.7
Construction & Engineering	0.7
Exchange Traded Funds	0.7
Thrifts & Mortgage Finance	0.7
Gas & Pipeline Utilities	0.7
Diversified Financials	0.6
Multi-Utilities	0.6
Professional Services	0.6
Retail & Merchandising	0.6
Media	0.6
Business Services	0.6
Entertainment & Leisure	0.5
Financial—Bank & Trust	0.5
Computer Hardware	0.5
Drugs & Healthcare	0.5
Electric	0.5
Environmental Services	0.4
Airlines	0.4
Automotive Parts	0.4
Household Products	0.4
Energy Equipment	0.4
Building Products	0.4

See Notes to Financial Statements.

82	THE TARGET PORTFOLIO TRUST

Industry (cont’d.)
Tobacco	0.4%
Communication Equipment	0.3
Water Utilities	0.3
Life Science Tools & Services	0.3
Diversified Financial Services	0.3
Electronic Equipment & Instruments	0.3
Leisure Equipment & Products	0.3
Manufacturing	0.3
Beverages	0.3
Paper & Forest Products	0.3
Transportation	0.3
Clothing & Apparel	0.2
Home Builders	0.2
Machinery & Equipment	0.2
Distribution/Wholesale	0.2
Oil & Gas	0.2
Road & Rail	0.2
Real Estate	0.2
Miscellaneous Manufacturers	0.2
Auto Related	0.2
Leisure	0.2
Household Durables	0.1
Specialized Consumer Services	0.1
Internet Services	0.1
Apparel	0.1
Building Materials	0.1
Consumer Services	0.1

119.6
Liabilities in excess of other assets	(19.6)

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	83

International Equity Portfolio	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—98.6%

	COMMON STOCKS—98.6%

	Australia—3.8%
121,911	Amcor Ltd.	$627,782
119,400	AWB Ltd.	130,376
61,558	BHP Billiton Ltd.	2,018,895
123,600	BlueScope Steel Ltd.	327,559
122,700	Challenger Financial Services Group Ltd.	403,491
107,200	Downer Edi Ltd.	816,049
8,100	Macquarie Group Ltd.	354,745
75,500	Metcash Ltd.	317,430
97,389	OZ Minerals Ltd.*	101,837
154,900	Pacific Brands Ltd.*	180,367
278,900	Qantas Airways Ltd.	693,483
255,300	Telstra Corp. Ltd.	758,655

		6,730,669

	Belgium—0.6%
28,600	AGFA-Gevaert NV*	172,279
10,800	Delhaize Group	733,664
10,300	Dexia SA*	85,613

		991,556

	Bermuda—0.4%
372,000	Noble Group Ltd.	679,849

	Brazil—2.9%
191,200	BM&F Bovespa SA	1,231,903
19,700	Companhia Brasileira de Meios de Pagamento	181,276
36,200	Empresa Brasileira de Aeronautica SA, ADR*	733,050
42,600	Natura Cosmeticos SA	765,620
47,900	Petroleo Brasileiro SA, ADR	2,213,938

		5,125,787

	Canada—3.8%
39,400	Canadian National Railway Co.	1,904,366
29,600	Canadian Natural Resources Ltd.	1,920,902
13,300	Potash Corp. of Saskatchewan, Inc.	1,233,974
56,600	Rogers Communications, Inc. (Class B Stock)	1,660,783

		6,720,025

	Cayman Islands—0.7%
2,200	Baidu, Inc., ADR*	831,424
613,600	Chaoda Modern Agriculture Holdings Ltd.	474,096

		1,305,520

See Notes to Financial Statements.

84	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	China—3.2%
818,689	China Merchants Bank Co. Ltd. (Class H Stock)	$2,094,486
3,619,700	Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,879,888
164,400	Sinopharm Group Co. (Class H Stock)*	598,188

		5,572,562

	Denmark—2.9%
14,600	Danske Bank A/S*	335,312
25,400	H. Lundbeck A/S	491,944
41,816	Novo Nordisk A/S (Class B Stock)	2,597,870
24,470	Vestas Wind Systems A/S*	1,716,241

		5,141,367

	Finland—1.3%
9,233	Fortum Oyj	218,534
103,000	Nokia Oyj	1,301,016
16,700	Rautaruukki Oyj	340,414
25,900	Tieto Oyj	517,272

		2,377,236

	France—10.2%
16,083	Air Liquide SA	1,732,150
320	Arkema SA	12,216
113,100	AXA SA	2,812,815
35,753	BNP Paribas	2,693,421
2,100	Ciments Francais SA	228,857
32,000	Credit Agricole SA	612,965
33,000	France Telecom SA	817,699
22,972	Lafarge SA	1,864,632
23,917	LVMH Moet Hennessy Louis Vuitton SA	2,476,633
11,300	Rallye SA	383,657
32,800	Safran SA	529,155
21,400	Sanofi-Aventis SA	1,568,665
16,500	SCOR SE	419,939
4,700	Societe Generale	312,173
8,600	Thales SA	416,691
12,800	Total SA	765,955
10,000	Vivendi	277,423

		17,925,046

	Germany—7.8%
5,400	Aurubis AG	215,142
19,300	BASF SE	1,033,128
6,700	Daimler AG	325,439
36,700	Deutsche Bank AG	2,666,306
6,772	Deutsche Boerse AG	548,482
15,100	Deutsche Lufthansa AG	233,166
49,513	E.ON AG	1,897,580
33,300	Fresenius Medical Care AG & Co. KGaA	1,616,095

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	85

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Germany (continued)
8,000	Hannover Rueckversicherung AG*	$360,657
7,400	Heidelberger Druckmaschinen AG*	54,480
13,400	MTU Aero Engines Holding AG	608,912
5,500	Muenchener Rueckversicherungs AG	870,171
4,000	RWE AG	350,851
48,929	SAP AG	2,216,245
25,700	ThyssenKrupp AG	827,842

		13,824,496

	Greece—1.4%
65,512	National Bank of Greece SA*	2,395,140

	Guernsey—0.7%
51,400	Amdocs Ltd.*	1,295,280

	Hong Kong—2.6%
1,286,497	CNOOC Ltd.	1,926,704
134,504	Hong Kong Exchanges and Clearing Ltd.	2,367,621
57,500	Orient Overseas International Ltd.	280,544

		4,574,869

	Ireland—0.7%
37,500	Allied Irish Banks PLC*	103,537
21,500	Covidien PLC	905,580
31,300	Irish Life & Permanent PLC*	226,342

		1,235,459

	Israel—1.7%
59,038	Teva Pharmaceutical Industries Ltd., ADR	2,980,238

	Italy—1.9%
54,700	ENI SpA	1,354,742
12,200	Finmeccanica SpA	204,722
10,000	Fondiaria Sai SpA	182,258
298,613	Intesa Sanpaolo SpA*	1,256,707
243,800	Telecom Italia SpA	387,309

		3,385,738

	Japan—13.0%
4,800	Aeon Credit Service Co. Ltd.	46,215
4,650	Aiful Corp.	6,617
30,300	Alpine Electronics, Inc.*	297,809
23,800	Aoyama Trading Co. Ltd.	381,405
20,600	Astellas Pharma, Inc.	758,572
18,200	Circle K Sunkus Co. Ltd.	249,836

See Notes to Financial Statements.

86	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Japan (continued)
33,000	Comsys Holdings Corp.	$326,147
32,000	Cosmo Oil Co. Ltd.	84,060
16,875	Fanuc Ltd.	1,401,658
72,000	Fukuoka Financial Group, Inc.	263,260
24,200	Hitachi Capital Corp.	307,451
8,500	Honda Motor Co. Ltd.	262,537
11,800	Itochu Techno-Solutions Corp.	324,360
120	KDDI Corp.	636,898
139,047	Komatsu Ltd.	2,710,713
4,500	Konami Corp.	81,874
93,800	Kurabo Industries Ltd.	161,881
13,300	Kyoei Steel Ltd.	297,172
18,000	Kyowa Exeo Corp.	164,860
145,800	Marubeni Corp.	721,357
45,500	Mitsubishi Corp.	964,616
371,100	Mitsubishi UFJ Financial Group, Inc.	1,976,628
17,000	Mitsui & Co. Ltd.	223,260
99,200	Mizuho Financial Group, Inc.	195,665
18,900	Nifco, Inc.	386,783
3,789	Nintendo Co. Ltd.	950,375
78,000	Nippon Express Co. Ltd.	319,383
34,000	Nippon Shokubai Co. Ltd.	285,761
18,000	Nippon Telegraph & Telephone Corp.	742,723
58,100	Nissan Motor Co. Ltd.*	420,420
300	NTT DoCoMo, Inc.	435,079
26,000	Ricoh Co. Ltd.	353,346
95,000	Sankyu, Inc.	416,571
133,000	Sanwa Holdings Corp.	364,670
30,000	Seino Holdings Corp.	221,995
10,000	Shimachu Co. Ltd.	236,409
38,300	Sumitomo Corp.	371,805
26,900	Sumitomo Electric Industries Ltd.	326,425
73,000	Sumitomo Heavy Industries Ltd.*	331,207
9,200	Sumitomo Mitsui Financial Group, Inc.	312,709
11,200	Suzuken Co. Ltd.	396,357
18,100	Takeda Pharmaceutical Co. Ltd.	723,883
59,800	Toyota Motor Corp.	2,360,722
21,000	UNY Co. Ltd.	155,984

		22,957,458

	Liechtenstein—0.2%
3,300	Verwaltungs und Privat Bank AG	352,779

	Mexico—1.8%
32,200	America Movil SAB de CV (Class L Stock), ADR	1,420,986
507,300	Wal-Mart de Mexico SAB de CV (Class V Stock)	1,769,667

		3,190,653

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	87

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Netherlands—2.0%
36,600	Aegon NV*	$260,132
10,580	CSM NV	279,673
59,700	ING Groep NV, ADR*	776,914
13,100	Koninklijke DSM NV	573,964
19,300	Oce NV*	122,043
25,307	Schlumberger Ltd.	1,574,095

		3,586,821

	New Zealand—0.3%
515,100	Air New Zealand Ltd.	477,601

	Norway—0.6%
39,400	DnB NOR ASA*	451,348
33,400	Norsk Hydro ASA*	218,903
17,900	StatoilHydro ASA	421,799

		1,092,050

	Singapore—0.6%
389,160	MobileOne Ltd.	481,421
52,000	Singapore Airlines Ltd.	498,667
43,493	Singapore Airport Terminal Services Ltd.	76,006

		1,056,094

	South Korea—0.5%
9,161	Hyundai Motor Co.	830,944

	Spain—3.7%
53,400	Banco Bilbao Vizcaya Argentaria SA	954,525
103,200	Banco Santander SA	1,660,720
33,700	Repsol YPF SA	897,138
105,400	Telefonica SA	2,943,452

		6,455,835

	Sweden—1.7%
11,800	Electrolux AB (Class B Stock)*	282,834
38,187	Hennes & Mauritz AB (Class B Stock)	2,169,085
18,700	Svenska Handelsbanken AB	483,244

		2,935,163

	Switzerland—8.3%
6,500	Baloise Holding AG	556,543
47,800	Clariant AG*	456,985
9,700	Credit Suisse Group AG	518,535
1,300	Georg Fischer AG*	341,837
33,697	Julius Baer Group Ltd.	1,268,523

See Notes to Financial Statements.

88	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Switzerland (continued)
53,474	Logitech International SA*	$912,803
52,700	Nestle SA	2,450,633
64,505	Novartis AG	3,359,043
1,500	Rieter Holding AG*	335,870
10,200	Roche Holding AG	1,633,662
15,000	Swiss Reinsurance	610,809
2,500	Swisscom AG	902,295
5,900	Zurich Financial Services AG	1,351,056

		14,698,594

	Turkey—0.7%
173,300	Turkcell Iletisim Hizmet A/S	1,146,616

	United Kingdom—17.9%
473,900	ARM Holdings PLC	1,151,226
31,100	AstraZeneca PLC	1,396,128
71,300	Aviva PLC	445,851
372,664	Barclays PLC*	1,953,163
230,589	Beazley PLC	404,621
254,000	BP PLC	2,380,050
137,900	Bradford & Bingley PLC*	—
56,913	British American Tobacco PLC	1,813,592
185,611	British Sky Broadcasting Group PLC	1,618,368
453,600	BT Group PLC	972,045
58,777	Carnival PLC	1,822,168
86,200	Centrica PLC	350,186
48,200	Dairy Crest Group PLC	315,963
52,400	Drax Group PLC	398,671
185,400	GKN PLC*	324,770
30,700	GlaxoSmithKline PLC	629,741
52,600	IMI PLC	371,001
444,000	Kingfisher PLC	1,622,873
286,800	Legal & General Group PLC	368,005
90,420	Marston’s PLC	128,339
85,600	Meggitt PLC	342,726
184,500	Northern Foods PLC	190,912
366,300	Old Mutual PLC	635,758
85,573	Pearson PLC	1,163,176
39,614	Reckitt Benckiser Group PLC	1,967,823
181,700	Royal & Sun Alliance Insurance Group PLC	360,062
4,300	Royal Dutch Shell PLC (Class A Stock)	127,489
73,212	Royal Dutch Shell PLC (Class B Stock)	2,107,592
58,728	SABMiller PLC	1,539,359
95,411	Smith & Nephew PLC	843,420
15,100	Spectris PLC	167,576
87,851	Standard Chartered PLC	2,155,166
40,100	Tate & Lyle PLC	295,209
100,600	Tomkins PLC	275,987

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	89

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2009

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	United Kingdom (continued)
54,900	TT Electronics PLC*	$65,551
355,200	Vodafone Group PLC	782,802

		31,487,369

	United States—0.7%
31,600	Southern Copper Corp.	995,400
2,600	Synthes, Inc.	309,192

		1,304,592

	TOTAL COMMON STOCKS (cost $174,568,863)	173,833,406

UNITS	RIGHTS*

	Belgium
20,900	Fortis, expiring 03/09/14	—

	Spain
103,200	Banco Santander SA, expiring 11/04/09	18,225

	TOTAL RIGHTS (cost $0)	18,225

	TOTAL LONG-TERM INVESTMENTS (cost $174,568,863)	173,851,631

SHARES	SHORT-TERM INVESTMENT—0.7%

	AFFILIATED MONEY MARKET MUTUAL FUND
1,182,657	Dryden Core Investment Fund—Taxable Money Market Series (cost $1,182,657)(w)	1,182,657

	TOTAL INVESTMENTS(o)—99.3% (cost $175,751,520; Note 5)	175,034,288
	Other assets in excess of liabilities(x)—0.7%	1,156,083

	NET ASSETS—100%	$176,190,371

The following abbreviations are used in Portfolio descriptions:

ADR—American Depositary Receipt

BRL—Brazilian Real

MXN—Mexican Peso

*	Non-income producing security.
(o)	As of October 31, 2009, 192 securities representing $147,973,470 and 84.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

90	THE TARGET PORTFOLIO TRUST

(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on forward foreign currency exchange contracts as follows:

Forward foreign currency exchange contracts outstanding at October 31, 2009:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Mexican Peso,
Expiring 11/30/09	State Street Bank	MXN	5,865	$437,817	$442,396	$4,579
Expiring 11/30/09	State Street Bank	MXN	2,643	193,774	199,361	5,587

				$631,591	$641,757	$10,166

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 01/22/10	State Street Bank	BRL	3,985	$2,235,858	$2,224,389	$11,469
Mexican Peso,
Expiring 11/30/09	State Street Bank	MXN	39,762	2,945,224	2,999,243	(54,019)
Expiring 11/30/09	State Street Bank	MXN	6,477	474,483	488,559	(14,076)

				$5,655,565	$5,712,191	$(56,626)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks:
Australia	$—	$6,730,669	$—
Belgium	—	991,556	—
Bermuda	—	679,849	—
Brazil	5,125,787	—	—
Canada	6,720,025	—	—
Cayman Islands	831,424	474,096	—
China	598,188	4,974,374	—
Denmark	—	5,141,367	—
Finland	—	2,377,236	—
France	—	17,925,046	—
Germany	—	13,824,496	—
Greece	—	2,395,140	—
Guernsey	1,295,280	—	—
Hong Kong	—	4,574,869	—
Ireland	905,580	329,879	—
Israel	2,980,238	—	—
Italy	—	3,385,738	—
Japan	—	22,957,458	—
Liechtenstein	—	352,779	—

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	91

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2009

Investments in Securities	Level 1	Level 2	Level 3
Mexico	$3,190,653	$—	$—
Netherlands	1,574,095	2,012,726	—
New Zealand	—	477,601	—
Norway	—	1,092,050	—
Singapore	—	1,056,094	—
South Korea	—	830,944	—
Spain	—	6,455,835	—
Sweden	—	2,935,163	—
Switzerland	1,268,523	13,430,071	—
Turkey	—	1,146,616	—
United Kingdom	65,551	31,421,818	—
United States	1,304,592	—	—
Rights:		—	—
Belgium	—	—	—
Spain	18,225	—	—
Affiliated Money Market Mutual Fund	1,182,657	—	—

	$27,060,818	$147,973,470	$—
Other Financial Instuments*	—	(46,460)	—

Total	$27,060,818	$147,927,010	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of October 31, 2008 the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments and at October 31, 2009, the Portfolio had two Level 3 securities with a fair value of $0.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2009 were as follows:

Commercial Banks	16.1%
Pharmaceuticals	9.8
Telecommunications	9.4
Oil & Gas	9.0
Insurance	5.8
Retail	3.7
Chemicals	3.1
Diversified Financial Services	3.0
Foods	2.7
Automobile Manufacturers	2.4
Holding Companies—Diversified	2.0
Metals & Mining	1.9
Transportation	1.8
Media	1.8
Aerospace/Defense	1.5
Entertainment & Leisure	1.5
Machinery—Construction & Mining	1.5
Electric	1.4
Building Materials	1.4
Agriculture	1.3

See Notes to Financial Statements.

92	THE TARGET PORTFOLIO TRUST

Industry (cont’d.)
Software	1.3%
Distribution/Wholesale	1.3
Household Products / Wares	1.2
Machinery & Equipment	1.2
Healthcare-Products	1.2
Airlines	1.1
Iron/Steel	1.1
Computers	1.0
Beverages	1.0
Electronic Components	0.9
Healthcare Services	0.9
Engineering/Construction	0.8
Affiliated Money Market Mutual Fund	0.7
Semiconductors	0.7
Internet	0.5
Miscellaneous Manufacturers	0.5
Household/Personal Care	0.4
Auto Parts And Equipment	0.4
Auto Parts & Related	0.4
Home Furnishings	0.4
Containers & Packaging	0.3
Office Equipment	0.3
Gas Utilities	0.2
Retail & Merchandising	0.1
Electronics	0.1
Commercial Services	0.1
Textiles	0.1

99.3
Other assets in excess of liabilities	0.7

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	93

International Bond Portfolio	Portfolio of Investments As of October 31, 2009

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		LONG-TERM INVESTMENTS—128.0%

		FOREIGN BONDS—96.6%

		Australia—2.9%
	$100	Commonwealth Bank of Australia, Gov’t. Liquid Gtd. Notes, 144A 0.682%(c), 12/10/12	$100,564
	100	National Australia Bank Ltd., Gov’t. Liquid Gtd. Notes, 144A 3.375%, 07/08/14	101,891
AUD	600	New South Wales Treasury Corp., Local Gov’t. Gtd. Notes 5.50%, 03/01/17	521,639

			724,094

		Canada—1.7%
	100	Province of Ontario, Bonds 4.00%, 10/07/19	98,683
CAD	200	5.85%, 03/08/33	213,203
CAD	100	Debs. 6.20%, 06/02/31	110,295

			422,181

		Denmark—1.6%
DKK	1,100	Denmark Government Bond 6.00%, 11/15/11	235,694
DKK	949	Realkredit Danmark A/S 2.73%(c), 10/01/38	180,066

			415,760

		France—16.3%
EUR	100	BNP Paribas Home Loan Covered Bonds SA, Covered, MTN 3.00%, 07/23/13	148,747
EUR	100	3.75%, 12/13/11	152,505
EUR	100	Caisse d’Amortissement de La Dette Sociale, Sr. Unsec’d. Notes, MTN 4.50%, 09/04/13	157,964
EUR	400	Compagnie de Financement Foncier, Covered, MTN 4.00%, 07/21/11	610,917
EUR	500	France Government Bonds 3.75%, 10/25/19	747,516
EUR	200	4.25%, 04/25/19	313,046
EUR	650	5.75%, 10/25/32	1,175,866

See Notes to Financial Statements.

94	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		FOREIGN BONDS (continued)

		France (continued)
EUR	100	General Electric Societe de Credit Foncier, Covered 3.75%, 07/22/14	$150,130
	$200	Societe de Financement de l’Economie Francaise, Gov’t. Liquid Gtd. Notes, 144A 2.25%, 06/11/12	203,508
	100	2.875%, 09/22/14	100,353
	100	3.375%, 05/05/14	102,893
EUR	100	Societe Generale Societe de Credit Fonciere, MTN 4.00%, 07/07/16	151,853
	100	Vivendi, Sr. Unsec’d. Notes, 144A 5.75%, 04/04/13	106,589

			4,121,887

		Germany—7.4%
EUR	200	Bundesrepublik Deutschland, Bonds 4.75%, 07/04/34	323,483
EUR	100	4.75%, 07/04/40	166,789
EUR	400	5.50%, 01/04/31	701,594
EUR	230	5.625%, 01/04/28	405,850
EUR	94	Immeo Residential Finance PLC, Series 2, Class A 0.933%(c), 12/15/16	120,276
EUR	100	Kreditanstalt fur Wiederaufbau, Foreign Gov’t. Gtd. Notes 3.875%, 01/21/19	150,396

			1,868,388

		Greece—3.7%
EUR	600	Hellenic Republic Government Bond, Unsec’d. Notes 4.60%, 05/20/13	931,845

		Ireland—0.5%
EUR	112	Atlantes Mortgage PLC, Series 1, Class A 1.01%(c), 01/17/36	138,918

		Italy—6.9%
EUR	58	Argo Mortgages, Series 1, Class A 1.231%(c), 10/28/36	83,503
EUR	200	Italy Buoni Poliennali Del Tesoro, Bonds 3.75%, 12/15/13	306,651

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	95

International Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		FOREIGN BONDS (continued)

		Italy (continued)
EUR	500	4.25%, 10/15/12	$780,187
EUR	100	4.25%, 08/01/13	156,719
EUR	200	5.25%, 08/01/11	313,379
EUR	81	Locat Securitisation Vehicle, Series 2006-4, Class A2 0.938%(c), 12/12/28	104,026

			1,744,465

		Japan—7.4%
JPY	1,000	Japan Finance Org. for Municipal Enterprises, Foreign Gov’t. Gtd. Notes 1.55%, 02/21/12	11,364
JPY	10,000	Japanese Government Bonds, Series 19 2.30%, 06/20/35	112,269
		Series 20
JPY	20,000	2.50%, 09/20/35	233,127
		Series 82
JPY	40,000	0.90%, 03/20/14	450,152
		Series 85
JPY	30,000	0.70%, 09/20/14	333,726
		Series 285
JPY	50,000	1.70%, 03/20/17	580,140
		Series 289
JPY	10,000	1.50%, 12/20/17	113,954
JPY	6,843	JLOC Ltd., Series 36A, Class A1, 144A 0.661%(c), 02/16/16	50,221

			1,884,953

		Netherlands—33.5%
EUR	500	Arena BV, Series 2003-I, Class A2 4.30%(c), 05/19/55	740,481
EUR	312	Dutch MBS BV, Series X, Class A 1.033%(c), 10/02/79	457,735
	$200	ING Bank NV, Gov’t. Liquid Gtd. Notes, 144A 3.90%, 03/19/14	208,827
EUR	100	Netherlands Government Bonds 3.75%, 07/15/14	155,006
EUR	200	4.00%, 07/15/18	307,574
EUR	188	5.00%, 07/15/11	293,951

See Notes to Financial Statements.

96	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		FOREIGN BONDS (continued)

		Netherlands (continued)
EUR	4,000	5.50%, 07/15/10	$6,081,735
	$175	Rabobank Nederland NV, Jr. Sub. Notes, 144A 11.00%(c), 06/29/49	219,625

			8,464,934

		New Zealand—1.2%
	100	Westpac Banking Corp., Gov’t. Liquid. Gtd. Notes, 144A 0.582%(c), 09/10/14	100,146
	200	Westpac Securities NZ Ltd., Gov’t. Liquid Gtd. Notes, 144A 2.50%, 05/25/12	203,534

			303,680

		South Korea—0.6%
EUR	100	Export-Import Bank of Korea, Sr. Unsec’d. Notes, MTN 5.75%, 05/22/13	154,504

		Spain—0.4%
	100	Santander Perpetual SA Unipersonal, Bank Gtd. Notes, 144A 6.671%(c), 10/29/49	91,249

		Switzerland—0.8%
	200	UBS AG, Sr. Unsec’d. Notes, MTN 5.75%, 04/25/18	203,968

		United Kingdom—11.7%
	200	Barclays Bank PLC, Sub. Notes, 144A 6.05%, 12/04/17	203,762
	80	10.179%, 06/12/21	105,582
EUR	200	Chester Asset Receivables Dealings No 11, Series A 6.125%, 12/15/12	295,176
EUR	100	HBOS Euro Finance LP, Bank Gtd. Notes 7.627%(c), 12/29/49	101,617
	100	Lloyds Banking Group PLC, Jr. Sub. Notes, 144A 5.92%(c), 09/29/49	63,000
CAD	100	National Grid PLC, Sr. Unsec’d. Notes, MTN (original cost $89,690; purchased 11/03/06)(f)(g) 4.98%, 06/22/11	95,866

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	97

International Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		FOREIGN BONDS (continued)

		United Kingdom (continued)
EUR	100	Royal Bank of Scotland PLC (The), Gov’t. Liquid Gtd. Notes, MTN 3.75%, 11/14/11	$152,528
GBP	300	United Kingdom Gilt, Bonds 2.25%, 03/07/14	484,360
GBP	300	3.75%, 09/07/19	493,120
GBP	100	4.25%, 03/07/36	166,316
GBP	200	4.50%, 03/07/19	350,834
GBP	100	4.50%, 12/07/42	175,342
GBP	150	4.75%, 12/07/38	271,435

			2,958,938

		TOTAL FOREIGN BONDS (cost $23,789,508)	24,429,764

		UNITED STATES BONDS—31.4%

		Asset-Backed Securities—9.6%
		CIT Group Home Equity Loan Trust, Series 2002-1, Class AV
	$2	0.534%(c), 03/25/33	1,862
		Citibank Credit Card Issuance Trust, Series 2001-A4, Class A4
EUR	650	5.375%, 04/10/13	950,210
		Ford Credit Auto Owner Trust, Series 2008-C, Class A2B
	88	1.145%(c), 01/15/11	87,770
		Master Asset-Backed Securities Trust, Series 2006-WMC1, Class A2
	1	0.354%(c), 02/25/36	759
		MBNA Credit Card Master Note Trust, Series 2002-A2, Class A
EUR	550	5.60%, 07/17/14	833,382
		SLM Student Loan Trust,
		Series 2003-7, Class A5B
EUR	250	3.80%, 06/17/10	359,965
		Series 2008-7, Class A2
	200	0.782%(c), 10/25/17	198,941

			2,432,889

		Commercial Mortgage-Backed Securities—0.7%
	100	Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class A3 5.311%, 12/15/39	86,624

See Notes to Financial Statements.

98	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		UNITED STATES BONDS (continued)

		Commercial Mortgage-Backed Securities (continued)
	$100	Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A 0.78%(c), 07/09/21	$83,930

			170,554

		Corporate Bonds—12.7%
		American International Group, Inc.,
		Jr. Sub. Debs.
	100	8.175%(c), 05/15/68	60,000
		Jr. Sub. Notes
EUR	100	4.875%(c), 03/15/67	65,120
GBP	100	8.625%(c), 05/22/38	91,090
		Sr. Unsec’d. Notes, MTN
EUR	100	0.883%(c), 04/26/11	130,308
	100	5.85%, 01/16/18	75,335
		Bank of America Corp., Sr. Sub. Notes, MTN
EUR	100	4.75%(c), 05/23/17	134,335
		COX Communications, Inc., Sr. Unsec’d. Notes
	100	6.75%, 03/15/11	105,432
	48	Dynegy Roseton/Danskammer Pass-Through Trust, Series A, Pass-Through Certificates 7.27%, 11/08/10	47,631
	100	El Paso Performance-Linked Trust, Sr. Unsec’d. Notes, 144A 7.75%, 07/15/11	102,236
	300	Embarq Corp., Sr. Unsec’d. Notes 7.082%, 06/01/16	327,738
CAD	100	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes (original cost $90,598; purchased 11/03/06)(f)(g) 5.25%, 06/01/16	97,434
	100	iStar Financial, Inc., Sr. Unsec’d. Notes, REIT 5.15%, 03/01/12	59,000
	100	Johnson Controls, Inc., Sr. Unsec’d. Notes 5.25%, 01/15/11	103,519
EUR	100	JPMorgan Chase & Co., FDIC Gtd. Notes 3.625%, 12/12/11	152,319
EUR	200	JPMorgan Chase Bank NA, Sub. Notes 4.375%(c), 11/30/21	284,027
	100	JPMorgan Chase Capital XX, Gtd. Notes 6.55%, 09/15/66	93,248

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	99

International Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		UNITED STATES BONDS (continued)

		Corporate Bonds (continued)
	$200	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i) 5.625%, 01/24/13	$32,000
EUR	50	RBS Capital Trust, Bank Gtd. Notes 6.467%(c), 12/29/49	41,574
	100	Sabre Holdings Corp., Sr. Unsec’d. Notes 7.35%, 08/01/11	100,000
EUR	200	SLM Corp., Sr. Unsec’d. Notes, MTN 1.123%(c), 11/15/11	248,709
	100	Sprint Capital Corp., Gtd. Notes 8.375%, 03/15/12	101,250
	100	State Street Capital Trust IV, Gtd. Notes 1.299%(c), 06/01/77	67,091
	250	Wells Fargo Bank NA, Sub. Notes 4.75%, 02/09/15	255,287
EUR	300	WM Covered Bond Program, Covered, MTN 4.00%, 11/26/16	424,823

			3,199,506

		Municipal Bond—0.2%

		Washington
	100	State of Washington, General Obligation Unlimited 4.576%(s), 12/01/25	47,956

		Residential Mortgage-Backed Securities—6.4%
	87	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1 5.66%(c), 09/25/45	59,534
	56	Banc of America Mortgage Securities, Inc., Series 2006-A, Class 2A1 5.41%(c), 02/25/36	41,629
	6	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-5, Class 1A2 3.747%(c), 08/25/33	6,204
		Series 2004-10, Class 13A1
	50	4.991%(c), 01/25/35	42,183

See Notes to Financial Statements.

100	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	UNITED STATES BONDS (continued)

	Residential Mortgage-Backed Securities (continued)
	Series 2005-2, Class A1
$74	2.83%(c), 03/25/35	$66,160
	Series 2005-2, Class A2
24	2.194%(c), 03/25/35	21,897
	Series 2005-5, Class A1
57	2.43%(c), 08/25/35	50,772
	Series 2005-5, Class A2
47	4.55%(c), 08/25/35	41,660
45	Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1 5.487%(c), 09/25/35	30,430
	Series 2005-9, Class 24A1
48	5.509%(c), 11/25/35	28,205
	Series 2006-5, Class 2A2
60	6.25%(c), 08/25/36	40,465
	Series 2006-6, Class 31A1
66	5.653%(c), 11/25/36	40,335
23	Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB2, Class 2A 4.625%(c), 03/25/34	22,065
	Series 2005-6, Class A1
31	2.51%(c), 08/25/35	29,543
	Series 2006-AR1, Class 1A1
248	4.90%(c), 10/25/35	208,184
102	Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1 0.574%(c), 11/20/35	54,718
	Series 2005-62, Class 2A1
117	1.757%(c), 12/25/35	60,285
	Series 2005-76, Class 2A1
80	1.757%(c), 02/25/36	44,926
10	CS First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1 3.875%(c), 08/25/33	9,033
36	Fannie Mae Whole Loan, Series 2004-W12, Class 1A1 6.00%, 07/25/44	37,896
2	Federal Home Loan Mortgage Corp., Series 2395, Class FT 0.695%(c), 12/15/31	2,068
	Series 2682, Class JB
100	4.50%, 09/15/19	101,903
	Series R006, Class ZA
123	6.00%, 04/15/36	132,087
128	Federal National Mortgage Assoc., Series 2006-5, Class 3A2 4.084%(c), 05/25/35	130,930

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	101

International Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	UNITED STATES BONDS (continued)

	Residential Mortgage-Backed Securities (continued)
$8	Harborview Mortgage Loan Trust, Series 2003-1, Class A 4.13%(c), 05/19/33	$7,367
32	Indymac Index Mortgage Loan Trust, Series 2005-AR12, Class 2A1A 0.484%(c), 07/25/35	17,169
4	Merrill Lynch Mortgage Investors, Inc., Series 2003-A2, Class 1A1 4.436%(c), 02/25/33	3,876
53	MLCC Mortgage Investors, Inc., Series 2005-2, Class 1A 4.25%(c), 10/25/35	44,603
134	Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 0.424%(c), 06/25/46	52,452
100	Structured Asset Mortgage Investments, Inc., Series 2007-AR4, Class A3 0.464%(c), 09/25/47	37,876
165	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR11, Class 1A1 4.607%(c), 06/25/35	162,989

		1,629,444

	U.S. Government Agency Obligations—1.1%
71	Small Business Administration Participation Certificates, Series 2005-20E, Class 1 4.84%, 05/01/25	73,884
	Series 2008-20E, Class 1
94	5.49%, 05/01/28	100,654
	Series 2008-20G, Class 1
94	5.87%, 07/01/28	101,916

		276,454

	U.S. Government Mortgage-Backed Obligation—0.7%
168	Federal National Mortgage Assoc. 7.00%, 09/01/36	183,054

	U.S. Treasury Obligation
12	U.S. Treasury Notes(k) 1.00%, 07/31/11	12,057

	TOTAL UNITED STATES BONDS (cost $7,976,125)	7,951,914

	TOTAL LONG-TERM INVESTMENTS (cost $31,765,633)	32,381,678

See Notes to Financial Statements.

102	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)

	SHORT-TERM INVESTMENT—0.3%

	AFFILIATED MONEY MARKET MUTUAL FUND
68,460	Dryden Core Investment Fund—Taxable Money Market Series (cost $68,460)(w)	$68,460

	TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—128.3% (cost $31,834,093; Note 5)	32,450,138

CONTRACTS/ NOTIONAL AMOUNTS (000)#	OPTIONS WRITTEN	COUNTERPARTY

	Call Options
$100	Currency Option USD vs BRL, expiring 03/18/10 @ FX Rate 2.10	Citibank	(157)
100	Currency Option USD vs KRW, expiring 03/18/10 @ FX Rate 1,250.00	JPMorgan Securities	(2,156)
100	expiring 03/18/10 @ FX Rate 1,320.00	Royal Bank of Scotland	(1,349)
100	Currency Option USD vs MXN, expiring 03/18/10 @ FX Rate 14.95	Citibank	(1,623)
100	Currency Option USD vs NOK, expiring 01/11/10 @ FX Rate 5.95	JPMorgan Securities	(1,793)

			(7,078)

	Put Options
14,000	90 Day Euro Dollar Futures, expiring 03/15/10, Strike Price $98.50		(875)
1,700	Interest Rate Swap Option, expiring 08/31/10 @ 5.50%	Deutsche Bank	(5,144)

			(6,019)

	TOTAL OPTIONS WRITTEN (premiums received $31,733)		(13,097)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—128.3% (cost $31,802,360)		32,437,041
	Other liabilities in excess of other assets(x)—(28.3)%		(7,148,766)

	NET ASSETS—100%		$25,288,275

The following abbreviations are used in Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

FDIC—Federal Deposit Insurance Corp.

MTN—Medium Term Note

REIT—Real Estate Investment Trust

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan

DKK—Danish Krone

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	103

International Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PHP—Philippine Peso

SGD—Singapore Dollar

USD—United States Dollar

*	Non-income producing security.
#	Principal and Notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Indicates a variable rate security.
(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate original cost of such securities is $180,288. The aggregate value of $193,300 is approximately 0.8% of net assets.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at October 31, 2009.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(x)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, cross currency exchange contracts, interest rate and credit default swap agreements as follows:

Futures contracts open at October 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2009	Unrealized Appreciation (Depreciation)(1)
Long Positions:
1	10 Year Canadian Bond	Dec 09	$110,651	$111,409	$758
2	10 Year Euro-Bund	Dec 09	360,436	358,788	(1,648)

					$(890)

(1)	Cash of $73,600 and U.S. Treasury Notes market value of $12,057 has been segregated to cover requirements for open futures contracts at October 31, 2009.

Forward foreign currency exchange contracts outstanding at October 31, 2009:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 11/06/09	Deutsche Bank	AUD	21	$18,931	$18,859	$(72)
Brazilian Real,
Expiring 02/02/10	Deutsche Bank	BRL	313	162,394	174,070	11,676

See Notes to Financial Statements.

104	THE TARGET PORTFOLIO TRUST

Forward currency exchange contracts outstanding at October 31, 2009 (continued):

Purchase Contracts (continued)	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan,
Expiring 11/30/09	Bank of America	CNY	198	$29,000	$29,000	—
Expiring 11/30/09	Barclays Capital Group	CNY	75	11,000	10,981	$(19)
Expiring 11/30/09	JPMorgan Securities	CNY	376	55,000	54,999	(1)
Expiring 11/30/09	JPMorgan Securities	CNY	368	54,000	53,912	(88)
Expiring 11/30/09	JPMorgan Securities	CNY	259	38,000	37,930	(70)
Expiring 03/16/10	Bank of America	CNY	157	23,000	22,969	(31)
Expiring 03/16/10	Bank of America	CNY	34	5,000	4,994	(6)
Expiring 03/16/10	JPMorgan Securities	CNY	34	5,000	4,968	(32)
Expiring 05/17/10	Barclays Capital Group	CNY	302	49,000	44,332	(4,668)
Expiring 05/17/10	Merrill Lynch Capital Markets	CNY	347	56,000	50,830	(5,170)
Expiring 06/07/10	Barclays Capital Group	CNY	372	55,000	54,635	(365)
Expiring 06/07/10	Barclays Capital Group	CNY	190	28,000	27,904	(96)
Expiring 06/07/10	Hong Kong & Shanghai Bank	CNY	359	53,000	52,710	(290)
Expiring 11/17/10	Barclays Capital Group	CNY	1,276	189,741	191,492	1,751
Euro,
Expiring 11/19/09	Barclays Capital Group	EUR	368	549,750	541,543	(8,207)
Expiring 11/19/09	JPMorgan Securities	EUR	1,331	1,973,353	1,958,565	(14,788)
Expiring 11/19/09	JPMorgan Securities	EUR	319	474,174	469,435	(4,739)
Expiring 11/19/09	JPMorgan Securities	EUR	111	162,591	163,346	755
Expiring 11/19/09	JPMorgan Securities	EUR	50	74,322	73,579	(743)
Indian Rupee,
Expiring 03/24/10	Citibank	INR	50	1,029	1,055	26
Indonesian Rupiah,
Expiring 01/22/10	Barclays Capital Group	IDR	454,020	46,000	46,724	724
Expiring 09/17/10	JPMorgan Securities	IDR	485,300	46,000	47,603	1,603
Japanese Yen,
Expiring 11/17/09	Barclays Capital Group	JPY	644	7,250	7,155	(95)
Expiring 11/17/09	Hong Kong & Shanghai Bank	JPY	736	8,000	8,181	181
Malaysian Ringgit,
Expiring 11/12/09	Barclays Capital Group	MYR	1	300	316	16
Expiring 11/12/09	Barclays Capital Group	MYR	1	200	210	10
Expiring 11/12/09	Deutsche Bank	MYR	1	267	278	11
Expiring 11/12/09	JPMorgan Securities	MYR	1	314	330	16
Expiring 11/12/09	JPMorgan Securities	MYR	1	276	289	13
Expiring 02/12/10	Deutsche Bank	MYR	5	1,439	1,418	(21)
Mexican Peso,
Expiring 11/27/09	Deutsche Bank	MXN	296	21,906	22,336	430
Expiring 11/27/09	JPMorgan Securities	MXN	388	28,741	29,280	539
Expiring 11/27/09	JPMorgan Securities	MXN	337	25,000	25,394	394
Expiring 11/27/09	Hong Kong & Shanghai Bank	MXN	323	24,000	24,375	375
Expiring 11/27/09	Hong Kong & Shanghai Bank	MXN	299	22,000	22,558	558
Expiring 11/27/09	Hong Kong & Shanghai Bank	MXN	163	12,000	12,298	298
Expiring 04/22/10	JPMorgan Securities	MXN	1,803	135,083	133,257	(1,826)

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	105

International Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

Forward currency exchange contracts outstanding at October 31, 2009 (continued):

Purchase Contracts (continued)	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Norwegian Krone,
Expiring 12/21/09	Goldman Sachs	NOK	509	$91,383	$88,712	$(2,671)
Expiring 12/21/09	Hong Kong & Shanghai Bank	NOK	520	89,088	90,629	1,541
Expiring 12/21/09	Royal Bank of Scotland	NOK	206	36,345	35,903	(442)
Philippine Peso,
Expiring 11/16/09	Deutsche Bank	PHP	5	108	105	(3)
South Korean Won,
Expiring 11/18/09	Bank of America	KRW	34,513	28,000	29,185	1,185
Expiring 11/18/09	Bank of America	KRW	16,029	13,000	13,555	555
Expiring 11/18/09	Bank of America	KRW	7	6	6	—
Expiring 11/18/09	Barclays Capital Group	KRW	108	85	92	7
Expiring 11/18/09	Barclays Capital Group	KRW	101	80	86	6
Expiring 11/18/09	Citibank	KRW	162	127	137	10
Expiring 11/18/09	Citibank	KRW	16	13	13	—
Expiring 11/18/09	JPMorgan Securities	KRW	40,417	33,000	34,178	1,178
Expiring 11/18/09	JPMorgan Securities	KRW	31,831	26,000	26,917	917
Expiring 11/18/09	JPMorgan Securities	KRW	31,725	26,000	26,828	828
Expiring 11/18/09	JPMorgan Securities	KRW	26,629	23,000	22,519	(481)
Expiring 11/18/09	Morgan Stanley	KRW	28,242	24,000	23,883	(117)
Expiring 11/18/09	Hong Kong & Shanghai Bank	KRW	11,097	9,000	9,384	384
Expiring 11/18/09	Royal Bank of Scotland	KRW	159	124	135	11
Expiring 02/11/10	JPMorgan Securities	KRW	32,697	27,000	27,636	636
Expiring 07/28/10	Barclays Capital Group	KRW	11,000	9,283	9,238	(45)

				$4,881,703	$4,863,251	$(18,452)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 11/05/09	JPMorgan Securities	AUD	579	$503,998	$520,894	$(16,896)
British Pound,
Expiring 11/24/09	JPMorgan Securities	GBP	1,312	2,144,459	2,152,973	(8,514)
Canadian Dollar,
Expiring 12/10/09	JPMorgan Securities	CAD	241	225,955	222,730	3,225
Chinese Yuan,
Expiring 11/30/09	Barclays Capital Group	CNY	1,276	187,153	186,822	331
Expiring 05/17/10	Barclays Capital Group	CNY	649	90,386	95,162	(4,776)
Danish Krone,
Expiring 12/21/09	Hong Kong & Shanghai Bank	DKK	2,050	402,474	404,953	(2,479)
Euro,
Expiring 11/19/09	Barclays Capital Group	EUR	52	77,413	76,522	891
Expiring 11/19/09	Credit Suisse First Boston Corp.	EUR	100	147,215	147,158	57
Expiring 11/19/09	JPMorgan Securities	EUR	9,380	13,739,666	13,803,455	(63,789)

See Notes to Financial Statements

106	THE TARGET PORTFOLIO TRUST

Forward currency exchange contracts outstanding at October 31, 2009 (continued):

Sale Contracts (continued)	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Expiring 11/19/09	JPMorgan Securities	EUR	216	$319,125	$317,862	$1,263
Expiring 11/19/09	JPMorgan Securities	EUR	14	21,047	20,602	445
Expiring 11/19/09	Royal Bank of Scotland	EUR	1,566	2,322,676	2,304,500	18,176
Expiring 11/19/09	Royal Bank of Scotland	EUR	529	787,469	778,468	9,001
Japanese Yen,
Expiring 11/24/09	JPMorgan Securities	JPY	160,166	1,769,412	1,779,551	(10,139)
Malaysian Ringgit,
Expiring 11/12/09	Deutsche Bank	MYR	5	1,441	1,424	17
Mexican Peso,
Expiring 11/27/09	JPMorgan Securities	MXN	1,803	137,888	136,020	1,868
Expiring 11/27/09	JPMorgan Securities	MXN	3	217	221	(4)
New Zealand Dollar,
Expiring 11/05/09	Hong Kong & Shanghai Bank	NZD	6	4,291	4,303	(12)
Philippine Peso,
Expiring 11/16/09	Deutsche Bank	PHP	5	103	105	(2)
Expiring 04/16/10	Deutsche Bank	PHP	5	107	104	3
Singapore Dollar,
Expiring 11/18/09	Hong Kong & Shanghai Bank	SGD	6	4,197	4,316	(119)
South Korean Won,
Expiring 11/18/09	Barclays Capital Group	KRW	11,000	9,303	9,251	52
Expiring 11/18/09	Hong Kong & Shanghai Bank	KRW	62,613	50,000	52,948	(2,948)

				$22,945,995	$23,020,344	$(74,349)

Cross currency exchange contracts outstanding at October 31, 2009:

Settlement	Counterparty	Type	Contracts (000)		In Exchange for (000)		Unrealized Depreciation
11/6/09	Goldman Sachs	Sell	GBP	14	NOK	131	$ (170)
11/6/09	Barclays Capital Group	Sell	GBP	15	NOK	140	(213)

							$ (383)

Interest rate swap agreements outstanding at October 31, 2009:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.(1)	01/02/12	BRL	600	11.36%	Brazilian interbank lending rate	$(611)	$16	$(627)
Merrill Lynch & Co.(1)	01/02/12	BRL	200	11.36%	Brazilian interbank lending rate	(203)	26	(229)
Goldman Sachs & Co.(1)	06/15/12	EUR	300	2.08%	FRC-Excluding Tobacco-Non-Revised Consumer Price Index	9,428	—	9,428
Barclays Capital(1)	12/16/16	JPY	120,000	1.50%	6 month LIBOR	28,775	22,527	6,248
Deutsche Bank(1)	06/16/11	JPY	280,000	1.00%	6 month LIBOR	14,003	8,931	5,072

See Notes to Financial Statements

THE TARGET PORTFOLIO TRUST	107

International Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

Interest rate swap agreements outstanding at October 31, 2009 (continued):

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.(1)	12/16/19	JPY	50,000	1.50%	6 month LIBOR	$(3,086)	$(423)	$(2,663)
UBS AG(1)	12/16/14	JPY	240,000	1.00%	6 month LIBOR	11,378	(1,560)	12,938
UBS AG(1)	12/16/19	JPY	20,000	1.50%	6 month LIBOR	(1,235)	512	(1,747)
Merrill Lynch & Co.(1)	02/07/19	MXN	300	8.30%	28 day Mexican interbank rate	191	178	13

						$58,640	$30,207	$28,433

(1)	Porfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at October 31, 2009:

Counterparty	Termination Date	Notional Amount (000)#(2)		Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(1):
Morgan Stanley Capital Services, Inc.	03/20/11		$100	0.20%	COX Communications, Inc., 6.75%, due 03/15/11	$489	$—	$489
Goldman Sachs & Co.	06/20/19		700	1.00%	Dow Jones CDX IG12 10Y Index	12,127	30,256	(18,129)
Deutsche Bank	06/20/14		1,200	1.00%	Dow Jones CDX IG12 5Y Index	7,225	43,257	(36,032)
Barclays Capital	06/20/17		781	0.60%	Dow Jones CDX IG8 Index	42,042	8,068	33,974
Deutsche Bank	06/20/19		300	1.00%	Embarq Corp., 7.082%, due 06/01/16	(4,911)	(5,371)	460
Credit Suisse International	03/20/12		100	0.45%	iStar Financial, Inc., 5.15%, due 03/01/12	40,419	—	40,419
JPMorgan Chase	03/20/11		100	0.28%	Johnson Controls, Inc., 5.25%, due 01/15/11	939	—	939
Barclays Capital	06/20/11		100	0.21%	National Grid PLC, 5.00%, due 07/02/18	928	—	928
JPMorgan Chase	09/20/11		100	0.93%	Sabre Holdings Corp., 7.35%, due 08/01/11	6,940	—	6,940
Merrill Lynch & Co.	03/20/12		100	0.46%	Sprint Capital Corp., 8.375%, due 03/15/12	8,829	—	8,829
Barclays Capital	03/20/19		100	2.80%	UBS AG, 0.78%, due 04/18/12(3)	(14,331)	—	(14,331)
Deutsche Bank	03/20/14	EUR	100	2.20%	UBS AG, 0.78%, due 04/18/12(3)	(8,651)	—	(8,651)

						$92,045	$76,210	$15,835

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the

See Notes to Financial Statements.

108	THE TARGET PORTFOLIO TRUST

notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Variable rate, displayed rate is as of 10/31/09.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Asset-Backed Securities	$—	$2,432,889	$—
Commercial Mortgage-Backed Securities	—	170,554	—
Corporate Bonds	—	3,199,506	—
Foreign Corporate Bonds	—	7,881,220	—
Foreign Government Bonds	—	16,548,544	—
Municipal Bond	—	47,956	—
Residential Mortgage-Backed Securities	—	1,629,444	—
U.S. Government Agency Obligations	—	276,454	—
U.S. Government Mortgage-Backed Obligation	—	183,054	—
U.S. Treasury Obligation	—	12,057	—
Written Options	—	(13,097)	—
Affiliated Money Market Mutual Fund	68,460	—	—

	$68,460	$32,368,581	$—
Other Financial Instruments*	(890)	(58,344)	9,428

Total	$67,570	$32,310,237	$9,428

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Other Financial Instruments
Balance as of 10/31/08	$12,572
Accrued discounts/premiums	—
Realized gain (loss)	—	*
Change in unrealized appreciation (depreciation)	(3,144)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 10/31/09	$9,428

*	The realized gain earned during the year for other financial instruments was $13,258.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	109

International Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2009 were as follows:

Foreign Bonds	96.6%
Asset-Backed Securities	9.6
Residential Mortgage-Backed Securities	6.4
Financials	6.1
Telecommunications	1.7
Insurance	1.7
Commercial Banks	1.6
U.S. Government Agency Obligations	1.1
U.S. Government Mortgage-Backed Obligation	0.7
Commercial Mortgage-Backed Securities	0.7
Media	0.4
Auto Parts & Equipment	0.4
Leisure	0.4
Affiliated Money Market Mutual Fund	0.3
Real Estate Investment Trusts	0.2
Municipal Bond	0.2
Pipelines	0.2

128.3
Options Written	— *
Other liabilities in excess of other assets	(28.3)

100.0%

*	Less than .05%.

See Notes to Financial Statements.

110	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of October 31, 2009	Total Return Bond Portfolio

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		LONG-TERM INVESTMENTS—105.2%

		ASSET-BACKED SECURITIES—2.0%
		Bear Stearns Second Lien Trust, Series 2007-SV1A, Class A1, 144A
B3	$312	0.464%(c), 12/25/36	$188,761
		SLM Student Loan Trust, Series 2008-9, Class A
Aaa	5,009	1.782%(c), 04/25/23	5,231,071
		Structured Asset Securities Corp., Series 2005-7XS, Class 2A1A
Baa1	579	4.90%(c), 04/25/35	395,777

		TOTAL ASSET-BACKED SECURITIES (cost $5,821,393)	5,815,609

		BANK LOANS(c)—2.2%
		Chrysler Financial, Term B
CA(d)	4,704	4.25%, 08/03/12	4,489,704
		CSC Holdings, Inc.
BA+(d)	980	2.05%, 03/29/16	946,571
		CSC Holdings, Inc., Term Bl
BA+(d)	3	2.19%, 03/29/16	2,459
		Ford Motor Co., Term B
CAA+(d)	36	3.25%, 11/29/13	31,795
CAA+(d)	546	3.29%, 11/29/13	485,593
		TXU Corp., Term B3
B(d)	586	3.74%, 10/10/14	449,054
B(d)	3	3.78%, 10/10/14	2,303

		TOTAL BANK LOANS (cost $6,706,368)	6,407,479

		CONVERTIBLE BOND—0.4%

		Financial Services
		National City Corp., Sr. Unsec’d. Notes (cost $1,072,980)
A3	1,200	4.00%, 02/01/11	1,215,000

		CORPORATE BONDS—28.8%

		Aerospace—0.1%
		Goodrich Corp., Sr. Unsec’d. Notes
Baa2	200	6.29%, 07/01/16	218,413

		Airlines—0.1%
		United Air Lines, Inc., Equipment Trust(g)(i)
NR	754	10.85%, 02/19/15	229,864

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	111

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		CORPORATE BONDS (continued)

		Automobile Manufacturers—0.5%
		Daimler Finance North America LLC, Gtd. Notes
A3	$1,000	7.75%, 01/18/11	$1,062,272
		DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN
A3	400	5.75%, 09/08/11	422,855

			1,485,127

		Automotive Parts—0.4%
		Autozone, Inc., Sr. Unsec’d. Notes
Baa2	1,100	6.95%, 06/15/16	1,203,904

		Computer Services & Software—0.5%
		Electronic Data Systems Corp., Sr. Unsec’d. Notes
A2	1,200	6.00%, 08/01/13	1,329,374

		Electronic Components
		General Electric Co., Sr. Unsec’d. Notes
Aa2	100	5.25%, 12/06/17	104,034

		Financial—Bank & Trust—8.1%
		American Express Bank FSB, Sr. Unsec’d. Notes
A2	500	5.50%, 04/16/13	531,290
		Bank of America Corp.,
		Sr. Unsec’d. Notes
A2	1,200	0.544%(c), 10/14/16	977,768
A2	800	7.625%, 06/01/19	923,129
		Sr. Unsec’d. Notes, MTN
A2	300	5.65%, 05/01/18	303,219
		Barclays Bank PLC, Sub. Notes, 144A (United Kingdom)
Baa1	5,700	6.05%, 12/04/17	5,807,217
		Citigroup, Inc., Sr. Unsec’d. Notes
A3	6,300	5.50%, 04/11/13	6,565,501
		Export-Import Bank of Korea, Sr. Notes (South Korea)
A2	2,600	8.125%, 01/21/14	2,980,500

See Notes to Financial Statements.

112	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

			CORPORATE BONDS (continued)

			Financial—Bank & Trust (continued)
			Fortis Bank Nederland NV, Gov’t. Liquid Gtd. Notes, MTN (Netherlands)
Aaa	GBP	600	1.737%(c), 06/10/11	$884,584
			Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes
A1		$300	6.15%, 04/01/18	319,684
A1		1,100	6.25%, 09/01/17	1,176,891
			Sr. Unsec’d. Notes, MTN
A1		400	0.683%(c), 07/22/15	373,816
			Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i)
NR		3,500	5.625%, 01/24/13	560,000
NR		900	6.875%, 05/02/18	145,125
			Lloyds TSB Bank PLC, Gov’t. Liquid Gtd. Notes, MTN (United Kingdom)
Aaa	GBP	400	0.947%(c), 06/09/11	590,074
			National Australia Bank Ltd., Sr. Notes, 144A (Australia)
Aa1		1,200	0.914%(c), 02/08/10	1,199,711

				23,338,509

			Financial Services—9.0%
			American General Finance Corp., Sr. Unsec’d. Notes, MTN
Baa3		100	5.40%, 12/01/15	68,950
			ANZ National International Ltd., Bank Gtd. Notes, 144A (New Zealand)
Aa2		2,700	6.20%, 07/19/13	2,950,414
			Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN
A2		2,100	1.033%(c), 06/24/11	2,115,408
			CitiFinancial, Inc., Sr. Unsec’d. Notes
A3		400	6.625%, 06/01/15	399,660
			Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes
B3		1,100	7.00%, 10/01/13	1,043,491
			General Electric Capital Corp., Sr. Unsec’d. Notes, MTN
Aa2		400	5.875%, 01/14/38	382,227
			Sub. Notes, 144A
Aa3	GBP	1,000	6.50%(c), 09/15/67	1,345,829
			General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes
Ca		900	6.75%, 12/01/14	815,952
Ca		100	8.00%, 11/01/31	84,893

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	113

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

			CORPORATE BONDS (continued)

			Financial Services (continued)
			International Lease Finance Corp., Sr. Unsec’d. Notes
Baa3	EUR	1,300	1.248%(c), 08/15/11	$1,569,137
			Morgan Stanley, Sr. Unsec’d. Notes, MTN
A2		$1,600	2.55%(c), 05/14/10	1,616,930
A2		1,800	5.75%, 10/18/16	1,860,118
A2		3,200	6.625%, 04/01/18	3,429,881
			Pearson Dollar Finance PLC, Gtd. Notes, 144A (United Kingdom)
Baa1		4,200	5.70%, 06/01/14	4,434,734
			Pemex Project Funding Master Trust, Gtd. Notes
Baa1		60	9.125%, 10/13/10	63,605
			Societe Financement de l’Economie Francaise, Gov’t. Liquid Gtd. Notes, 144A (France)
Aaa		3,800	3.375%, 05/05/14	3,909,917

				26,091,146

			Food—0.3%
			General Mills, Inc., Sr. Unsec’d. Notes
Baa1		800	0.413%(c), 01/22/10	800,005

			Hotels & Motels—0.9%
			Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A
Baa1		2,600	5.75%, 08/15/15	2,650,014

			Household/Personal Care—0.1%
			Newell Rubbermaid, Inc., Sr. Unsec’d. Notes
Baa3		200	10.60%, 04/15/19	246,507

			Insurance—1.8%
			American International Group, Inc., Jr. Sub. Debs.
Ba2		2,600	8.175%(c), 05/15/68	1,560,000
			Sr. Unsec’d. Notes
A3		2,300	8.25%, 08/15/18	1,960,219
			Sr. Unsec’d. Notes, MTN
A3	EUR	600	0.915%(c), 07/19/13	653,790
A3		1,400	5.85%, 01/16/18	1,054,694

				5,228,703

See Notes to Financial Statements.

114	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		CORPORATE BONDS (continued)

		Oil, Gas & Consumable Fuels—0.5%
		Suncor Energy, Inc., Sr. Unsec’d. Notes (Canada)
Baa2	$1,300	6.85%, 06/01/39	$1,423,903

		Paper & Forest Products—1.2%
		International Paper Co., Sr. Unsec’d. Notes
Baa3	3,600	5.25%, 04/01/16	3,600,885

		Pharmaceuticals—0.4%
		Cardinal Health, Inc., Sr. Unsec’d. Notes
Baa3	1,200	6.00%, 06/15/17	1,207,768

		Pipelines—0.1%
		El Paso Corp., Notes
Ba3	300	7.80%, 08/01/31	281,074

		Printing & Publishing—0.3%
		Donnelley (R.R.) & Sons Co., Sr. Unsec’d. Notes
Baa3	1,000	6.125%, 01/15/17	980,259

		Real Estate Investment Trusts
		iStar Financial, Inc., Sr. Unsec’d. Notes
Ca	200	5.80%, 03/15/11	140,000

		Retail & Merchandising—0.6%
		Limited Brands, Inc., Sr. Unsec’d. Notes
Ba3	1,900	6.90%, 07/15/17	1,809,750

		Telecommunications—1.9%
		Embarq Corp., Sr. Unsec’d. Notes
Baa3	1,600	6.738%, 06/01/13	1,736,806
Baa3	1,000	7.082%, 06/01/16	1,092,461
		Qwest Corp., Sr. Unsec’d. Notes
Ba1	1,500	7.625%, 06/15/15	1,515,000
		Sprint Capital Corp., Gtd. Notes
Ba2	1,000	8.375%, 03/15/12	1,012,500

			5,356,767

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	115

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)

			CORPORATE BONDS (continued)

			Tobacco—0.5%
			Altria Group, Inc., Gtd. Notes
Baa1		$400	9.70%, 11/10/18	$492,467
			Reynolds American, Inc., Gtd. Notes
Baa3		750	7.625%, 06/01/16	807,867

				1,300,334

			Transportation—0.6%
			CSX Corp., Sr. Unsec’d. Notes
Baa3		1,600	6.25%, 03/15/18	1,744,358

			Utilities—0.9%
			Illinois Power Co., Sr. Sec’d. Notes
Baa1		2,500	6.25%, 04/01/18	2,669,447

			TOTAL CORPORATE BONDS (cost $86,296,590)	83,440,145

			FOREIGN GOVERNMENT BONDS—1.3%
			France Government Bonds Bonds (France)
AAA(d)	EUR	1,300	3.75%, 10/25/19	1,943,541
			Republic of Brazil, Sr. Unsec’d. Notes (Brazil)
Baa3	BRL	2,200	12.50%, 01/05/22	1,389,362
			United Kingdom Gilt, Bonds (United Kingdom)
Aaa	GBP	200	5.75%, 12/07/09	329,928

			TOTAL FOREIGN GOVERNMENT BONDS (cost $3,561,375)	3,662,831

			MUNICIPAL BONDS—1.3%

			Georgia—0.2%
			Georgia State Road & Tollway Authority, Revenue Bonds
Aaa		500	5.00%, 03/01/21	535,005

			Illinois—0.6%
			Chicago Transit Authority, Series A, Revenue Bonds
A1		700	6.899%, 12/01/40	762,559

See Notes to Financial Statements.

116	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		MUNICIPAL BONDS (continued)

		Illinois (continued)
		Chicago Transit Authority, Series B, Revenue Bonds
A1	$800	6.899%, 12/01/40	$871,496

			1,634,055

		New York—0.5%
		New York City Trust For Cultural Resources, Museum of Modern Art, Revenue Bonds
Aa2	1,500	5.125%, 07/01/31	1,513,095

		TOTAL MUNICIPAL BONDS (cost $3,440,635)	3,682,155

		RESIDENTIAL MORTGAGE-BACKED SECURITIES—2.2%
		American Home Mortgage Investment Trust, Series 2006-1, Class 2A1
Ba2	1,288	0.434%(c), 05/25/46	640,212
		American Housing Trust, Series I, Class 5
AAA(d)	1	8.625%, 08/25/18	1,510
		Bear Stearns Adjustable Rate Mortgage Trust,
		Series 2002-11, Class 1A1
Aaa	58	5.629%(c), 02/25/33	57,032
		Series 2005-4, Class 23A2
Aa3	338	5.353%(c), 05/25/35	257,825
		Series 2007-3, Class 1A1
CCC(d)	1,257	5.434%(c), 05/25/47	847,177
		Citigroup Mortgage Loan Trust, Inc.,
		Series 2005-6, Class A2
A3	512	4.248%(c), 08/25/35	459,220
		Series 2007-10, Class 22AA
AAA(d)	1,262	5.986%(c), 09/25/37	752,127
		Countrywide Alternative Loan Trust,
		Series 2006-OA9, Class 2A1A
Caa3	1,298	0.455%(c), 07/20/46	572,773
		Series 2006-OA17, Class 1A1A
Caa1	1,321	0.44%(c), 12/20/46	669,450
		FHLMC Structured Pass-Through Securities,
		Series T-61, Class 1A1
Aaa	256	2.301%(c), 07/25/44	250,278
		Indymac Adjustable Rate Mortgage Trust,
		Series 2001-H2, Class A1
Aaa	4	2.907%(c), 01/25/32	3,023
		Merrill Lynch Mortgage Investors, Inc.,
		Series 2005-A10, Class A
A3	290	0.454%(c), 02/25/36	198,594

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	117

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

		RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
		Residential Funding Mortgage Securities I,
		Series 2003-S9, Class A1
Aaa	$34	6.50%, 03/25/32	$33,762
		Washington Mutual Mortgage Pass-Through Certificates,
		Series 2003-R1, Class A1
Aaa	1,258	0.784%(c), 12/25/27	975,545
		Series 2007-OA2, Class 1A
B3	1,098	1.458%(c), 03/25/47	526,794

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $7,416,413)	6,245,322

		U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS—48.9%
		Federal Home Loan Mortgage Corp.
	31	4.388%(c), 01/01/24	32,044
	1,360	5.00%, 01/01/37	1,413,174
	26	5.232%(c), 09/01/35	26,716
	6,226	5.50%, 06/01/31-02/01/39	6,561,853
	54	6.00%, 09/01/22	58,320
	30	7.50%, 09/01/16-07/01/17	34,693
		Federal National Mortgage Assoc.
	98	2.992%(c), 01/01/20	97,864
	75	3.827%(c), 05/01/36	74,644
	11,138	4.50%, 06/01/34-10/01/39	11,317,363
	6,500	4.50%, TBA	6,579,222
	280	4.57%(c), 12/01/34	287,896
	1,742	5.00%, 09/01/33-06/01/39	1,809,717
	600	5.00%, TBA	621,937
	1,000	5.00%, TBA	1,032,188
	40,012	5.50%, 07/01/32-06/01/38	42,225,387
	5,279	6.00%, 01/01/23-01/01/39	5,615,679
	120	6.50%, 04/01/21-09/01/21	130,296
		Government National Mortgage Assoc.
	86	4.125%, 10/20/26-11/20/29	87,496
	89	4.375%, 02/20/17-02/20/26	90,819
	59	4.625%, 07/20/22-07/20/27	62,151
	800	5.00%, TBA	831,000
	700	5.50%, TBA	738,282
	55,920	6.00%, 01/15/29-05/15/39	59,481,230
	2,103	6.50%, 05/15/36-06/15/37	2,239,034
	56	8.50%, 06/15/30-08/20/30	64,835

		TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (cost $137,207,690)	141,513,840

See Notes to Financial Statements.

118	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

	U.S. TREASURY OBLIGATIONS—18.1%
	U.S. Treasury Bonds
$4,900	4.25%, 05/15/39	$4,911,486
500	4.375%, 02/15/38	511,719
8,600	4.50%, 02/15/36-08/15/39	8,981,876
300	7.875%, 02/15/21	416,203
700	8.125%, 05/15/21	989,297
	U.S. Treasury Inflationary Indexed Bonds, TIPS
1,900	1.875%, 07/15/13, RRB	2,337,447
700	2.125%, 01/15/19, RRB	749,051
6,300	2.50%, 01/15/29, RRB	6,815,187
	U.S. Treasury Notes
727	1.00%, 07/31/11(k)	730,465
2,500	2.25%, 05/31/14	2,510,742
9,800	2.375%, 09/30/14	9,839,004
900	3.00%, 08/31/16	903,937
3,500	3.25%, 07/31/16	3,576,835
4,700	3.50%, 02/15/18	4,789,963
3,800	4.50%, 05/15/17	4,163,079

	TOTAL U.S. TREASURY OBLIGATIONS (cost $52,432,626)	52,226,291

	TOTAL LONG-TERM INVESTMENTS (cost $303,956,070)	304,208,672

	SHORT-TERM INVESTMENTS—1.1%

	REPURCHASE AGREEMENT—0.6%
1,700	JPMorgan Securities, Inc., 0.08%, dated 10/30/09, due 11/02/09 in the amount of $1,700,011 (cost $1,700,000; collateralized by $1,587,000 Federal National Mortgage Assoc., 4.625%, maturity date 10/15/14, the value of collateral plus accrued interest was $1,742,188)	1,700,000

SHARES
	AFFILIATED MONEY MARKET MUTUAL FUND—0.5%
1,385,150	Dryden Core Investment Fund—Taxable Money Market Series (cost $1,385,150)(w)	1,385,150

	TOTAL SHORT-TERM INVESTMENTS (cost $3,085,150)	3,085,150

	TOTAL INVESTMENTS, BEFORE OPTION WRITTEN AND SECURITIES SOLD SHORT—106.3% (cost $307,041,220; Note 5)	307,293,822

CONTRACTS/ NOTIONAL AMOUNTS (000)#	OPTION WRITTEN*

	Put Option
$24,000	90 Day Euro Dollar Futures, expiring 12/14/09, Strike Price $98.63 (premium received $8,340)	(150)

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	119

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

	SECURITIES SOLD SHORT—(18.6)%

	U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS
	Federal Home Loan Mortgage Corp.
$6,000	5.50%, TBA	$(6,315,000)
	Federal National Mortgage Assoc.
100	5.50%, TBA	(105,250)
14,800	5.50%, TBA	(15,516,882)
5,000	6.00%, TBA	(5,292,190)
	Government National Mortgage Assoc.
25,000	6.00%, TBA	(26,546,875)

	TOTAL SECURITIES SOLD SHORT (proceeds received $53,553,367)	(53,776,197)

	TOTAL INVESTMENTS, NET OF OPTION WRITTEN AND SECURITIES SOLD SHORT—87.7% (cost $253,479,513)	253,517,475
	Other assets in excess of other liabilities(x)—12.3%	35,722,832

	NET ASSETS—100%	$289,240,307

The following abbreviations are used in Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

FHLMC—Federal Home Loan Mortgage Corp.

FSB—Federal Savings Bank

MTN—Medium Term Note

NR—Not Rated by Moodys or Standard & Poor’s

RRB—Real Return Bonds

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

INR—Indian Rupee

JPY—Japanese Yen

MYR—Malaysian Ringgit

*	Non-income producing security.
#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
†	The rating reflected is as of October 31, 2009. Rating of certain bonds may have changed subsequent to that date.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.

See Notes to Financial Statements.

120	THE TARGET PORTFOLIO TRUST

(k)	Securities segregated as collateral for futures contracts.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(x)	Other assets in excess of other liabilities includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

Futures contracts open at October 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2009	Unrealized Appreciation (Depreciation)(1)
Long Positions:
152	90 Day Euro Dollar	Jun 10	$37,413,950	$37,697,900	$283,950
94	90 Day Euro Dollar	Sep 10	23,072,325	23,229,750	157,425
3	90 Day Euro EURIBOR	Jun 10	1,086,573	1,089,719	3,146
81	90 Day Euro EURIBOR	Sep 10	29,150,894	29,322,580	171,686
196	90 Day Sterling	Jun 10	39,515,091	39,716,145	201,054
68	90 Day Sterling	Sep 10	13,604,876	13,709,318	104,442
49	2 Year Eruo-Schatz	Dec 09	7,777,869	7,802,387	24,518
31	2 Year U.S. Treasury Notes	Dec 09	6,696,219	6,745,891	49,672
25	5 Year Euro-Bobl	Dec 09	4,233,566	4,253,801	20,235
24	5 Year U.S. Treasury Notes	Dec 09	2,745,016	2,794,875	49,859
48	10 Year U.S. Treasury Notes	Dec 09	5,647,500	5,693,250	45,750

					$1,111,737

(1)	Cash of $92,000 and U.S. Treasury Securities with a market value of $730,465 has been segregated to cover requirements for open futures contracts at October 31, 2009.

Forward foreign currency exchange contracts outstanding at October 31, 2009:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 11/04/09	Deutsche Bank	BRL	633	$355,000	$358,840	$3,840
Expiring 11/04/09	Deutsche Bank	BRL	616	346,000	349,056	3,056
Expiring 02/02/10	Deutsche Bank	BRL	2,765	1,436,863	1,540,166	103,303
Chinese Yuan,
Expiring 03/29/10	Barclays Capital Group	CNY	830	122,895	121,632	(1,263)
Expiring 03/29/10	Citibank	CNY	5,901	873,551	864,316	(9,235)
Expiring 03/29/10	Deutsche Bank	CNY	3,945	584,500	577,807	(6,693)
Expiring 03/29/10	Deutsche Bank	CNY	7	1,001	992	(9)
Expiring 03/29/10	Hong Kong & Shanghai Bank	CNY	5,678	839,600	831,708	(7,892)
Expiring 03/29/10	JPMorgan Securities	CNY	53	7,841	7,763	(78)
Expiring 06/07/10	Barclays Capital Group	CNY	3,988	592,000	585,286	(6,714)
Expiring 06/07/10	Barclays Capital Group	CNY	3,973	590,000	583,049	(6,951)
Expiring 06/07/10	Citibank	CNY	1,588	236,000	233,012	(2,988)
Expiring 06/07/10	Citibank	CNY	1,286	191,000	188,750	(2,250)
Expiring 06/07/10	Deutsche Bank	CNY	2,391	355,000	350,818	(4,182)
Expiring 06/07/10	JPMorgan Securities	CNY	4,147	616,000	608,562	(7,438)
Expiring 06/07/10	JPMorgan Securities	CNY	1,388	206,000	203,664	(2,336)
Expiring 06/07/10	Hong Kong & Shanghai Bank	CNY	4,503	669,000	660,873	(8,127)
Expiring 06/15/11	Hong Kong & Shanghai Bank	CNY	2,986	449,000	466,869	17,869

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	121

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

Forward foreign currency exchange contracts outstanding at October 31, 2009 (continued):

Purchase Contracts (continued)	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Malaysian Ringgit,
Expiring 11/12/09	Deutsche Bank	MYR	2	$595	$585	$(10)
Expiring 11/12/09	Deutsche Bank	MYR	2	593	586	(7)
Expiring 11/12/09	Deutsche Bank	MYR	2	554	550	(4)
Expiring 11/12/09	Deutsche Bank	MYR	2	556	550	(6)

				$8,473,549	$8,535,434	$61,885

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 11/05/09	Hong Kong & Shanghai Bank	AUD	31	$27,000	$27,912	$(912)
Brazilian Real,
Expiring 11/04/09	Citibank N.A.	BRL	616	346,000	349,056	(3,056)
Expiring 11/04/09	Deutsche Bank	BRL	633	355,000	358,840	(3,840)
Expiring 02/02/10	Deutsche Bank	BRL	643	355,000	358,358	(3,358)
Expiring 02/02/10	Deutsche Bank	BRL	626	346,000	348,598	(2,598)
Expiring 02/02/10	Goldman Sachs & Co., Inc.	BRL	626	346,000	348,444	(2,444)
Expiring 02/02/10	Hong Kong & Shanghai Bank	BRL	643	355,000	358,199	(3,199)
British Pound,
Expiring 11/24/09	JPMorgan Securities	GBP	2,743	4,483,422	4,501,222	(17,800)
Canadian Dollar,
Expiring 12/10/09	JPMorgan Securities	CAD	2	1,875	1,848	27
Chinese Yuan,
Expiring 03/29/10	Deutsche Bank	CNY	4,957	735,000	726,046	8,954
Expiring 06/07/10	Barclays Bank PLC	CNY	312	46,000	45,777	223
Expiring 06/07/10	Deutsche Bank	CNY	1,540	227,380	226,069	1,311
Euro,
Expiring 11/19/09	JPMorgan Securities	EUR	3,630	5,317,162	5,341,849	(24,687)
Expiring 11/19/09	JPMorgan Securities	EUR	1,377	2,017,007	2,026,371	(9,364)
Indian Rupee,
Expiring 03/24/10	Citibank	INR	617	12,656	12,974	(318)
Japanese Yen,
Expiring 11/24/09	JPMorgan Securities	JPY	886	9,788	9,844	(56)
Malaysian Ringgit,
Expiring 11/12/09	Barclays Bank PLC	MYR	3	900	948	(48)
Expiring 11/12/09	Barclays Capital Group	MYR	3	700	735	(35)
Expiring 11/12/09	Deutsche Bank	MYR	3	853	886	(33)
Expiring 11/12/09	JPMorgan Securities	MYR	4	1,180	1,240	(60)
Expiring 11/12/09	JPMorgan Securities	MYR	4	1,035	1,087	(52)
Expiring 02/12/10	Citibank N.A.	MYR	1	151	156	(5)
Expiring 02/12/10	Deutsche Bank	MYR	2	592	584	8
Expiring 02/12/10	Deutsche Bank	MYR	2	595	584	11
Expiring 02/12/10	Deutsche Bank	MYR	2	553	548	5
Expiring 02/12/10	Deutsche Bank	MYR	2	555	548	7

				$14,987,404	$15,048,723	$(61,319)

See Notes to Financial Statements.

122	THE TARGET PORTFOLIO TRUST

Interest rate swap agreements outstanding at October 31, 2009:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
UBS AG(1)	01/02/12	BRL	6,600	10.58%	Brazilian interbank lending rate	$(109,171)	$(62,155)	$(47,016)
UBS AG(1)	01/02/12	BRL	900	11.02%	Brazilian interbank lending rate	(2,537)	—	(2,537)
Barclays Capital(1)	09/15/10	GBP	4,200	5.00%	6 month LIBOR	276,452	(30,697)	307,149
Citigroup(1)	03/18/11	GBP	1,100	5.00%	6 month LIBOR	97,849	(8,652)	106,501
Deutsche Bank(1)	03/18/11	GBP	900	5.00%	6 month LIBOR	80,059	(8,011)	88,070
Goldman Sachs & Co.(1)	09/17/11	GBP	1,700	4.50%	6 month LIBOR	151,416	(22,006)	173,422

						$494,068	$(131,521)	$625,589

(1)	Porfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at October 31, 2009:

Counterparty	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(1):
Deutsche Bank	06/20/16	$1,100	0.72%	AutoZone, Inc., 6.95%, due 06/15/16	$1,141	$—	$1,141
UBS AG	06/20/17	1,200	0.56%	Cardinal Health, Inc., 6.00%, due 06/15/17	3,131	—	3,131
Barclays Bank PLC	06/20/15	400	0.15%	CitiFinancial, 6.625%, 06/01/15	32,974	—	32,974
Goldman Sachs & Co.	03/20/18	1,600	1.65%	CSX Corp., 6.25%, due 03/15/18	(115,009)	—	(115,009)
Barclays Bank PLC	09/20/11	400	0.58%	DaimlerChrysler NA Holdings, 5.75%, due 09/08/11	187	—	187
Bank of America Securities LLC	03/20/17	1,000	0.80%	Donnelley (R.R.) & Sons, 6.125%, due 01/15/17	104,657	—	104,657
Merrill Lynch & Co.	12/20/11	363	0.00%	Dow Jones CDX HY7 Index	230,631	57,478	173,153
Deutsche Bank	06/20/18	4,685	1.50%	Dow Jones CDX IG10 10Y Index	(10,994)	(67,052)	56,058
Goldman Sachs & Co.	06/20/18	4,294	1.50%	Dow Jones CDX IG10 10Y Index	(9,997)	(145,348)	135,351
Morgan Stanley & Co.	06/20/18	11,126	1.50%	Dow Jones CDX IG10 10Y Index	(26,573)	(287,908)	261,335

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	123

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

Credit default swap agreements outstanding at October 31, 2009 (continued):

Counterparty	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	06/20/13	$6,149	1.55%	Dow Jones CDX IG10 5Y Index	$(5,327)	$62,937	$(68,264)
Barclays Bank PLC	12/20/17	1,269	0.80%	Dow Jones CDX IG9 10Y Index	56,182	13,304	42,878
Goldman Sachs & Co.	12/20/17	1,659	0.80%	Dow Jones CDX IG9 10Y Index	73,468	23,551	49,917
Morgan Stanley & Co.	12/20/17	1,854	0.80%	Dow Jones CDX IG9 10Y Index	82,111	35,917	46,194
Deutsche Bank	03/20/14	700	1.25%	Embarq Corp., 7.08%, due 06/01/16	(19,693)	—	(19,693)
Deutsche Bank	03/20/14	600	1.27%	Embarq Corp., 7.08%, due 06/01/16	(17,397)	—	(17,397)
Deutsche Bank	03/20/14	600	1.43%	Embarq Corp., 7.08%, due 06/01/16	(21,394)	—	(21,394)
Morgan Stanley & Co.	03/20/14	200	1.30%	Embarq Corp., 7.08%, due 06/01/16	(6,058)	—	(6,058)
Deutsche Bank	09/20/16	200	0.51%	Goodrich Corp., 6.29%, due 07/01/16	100	—	100
Barclays Bank PLC	03/20/11	200	0.37%	iStar Financial, Inc., 5.80%, due 03/15/11	67,968	—	67,968
Bank of America Securities LLC	09/20/17	1,900	2.29%	Limited Brands, Inc., 6.90%, due 07/15/17	75,796	—	75,796
UBS AG	06/20/17	200	0.48%	Newell Rubbermaid, Inc., 6.75%, due 03/15/12	15,559	—	15,559
Morgan Stanley & Co.	06/20/14	4,200	0.76%	Pearson Dollar, 5.70%, due 06/01/14	(46,354)	—	(46,354)
JPMorgan Chase	03/20/12	1,000	0.55%	Sprint Capital Corp., 8.375%, due 03/15/12	86,191	—	86,191
Morgan Stanley & Co.	06/20/12	300	0.11%	Target Corp., 5.875%, due 03/01/12	2,956	—	2,956

					$554,256	$(307,121)	$861,377

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

124	THE TARGET PORTFOLIO TRUST

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Asset-Backed Securities	$—	$5,815,609	$—
Bank Loans	—	6,407,479	—
Convertible Bond	—	1,215,000	—
Corporate Bonds	—	83,440,145	—
Foreign Government Bonds	—	3,662,831	—
Municipal Bonds	—	3,682,155	—
Residential Mortgage-Backed Securities	—	6,245,322	—
U.S. Government Mortgage Backed Obligations	—	141,513,840	—
U.S. Treasury Obligations	—	52,226,291	—
Repurchase Agreement	—	1,700,000	—
Option Written	—	(150)	—
Affiliated Money Market Mutual Fund	1,385,150	—	—
Securities Sold Short—U.S. Government Mortgage Backed Obligations	—	(53,776,197)	—

	$1,385,150	$252,132,325	$—
Other Financial Instruments*	1,111,737	1,487,532	—

Total	$2,496,887	$253,619,857	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Other Financial Instruments
Balance as of 10/31/08	$7,104
Realized gain (loss)	—	*
Change in unrealized appreciation (depreciation)	(7,104)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 10/31/09	$—

*	The realized gain during the year was $12,295.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	125

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

The industry classification of investments and other assets in excess of other liabilities shown as a percentage of net assets as of October 31, 2009 were as follows:

U.S. Government Mortgage Backed Obligations	48.9%
U.S. Treasury Obligations	18.1
Financial Services	9.4
Financial—Bank & Trust	8.1
Bank Loans	2.2
Residential Mortgage-Backed Securities	2.2
Asset-Backed Securities	2.0
Telecommunications	1.9
Insurance	1.8
Municipal Bonds	1.3
Foreign Government Bonds	1.3
Paper & Forest Products	1.2
Utilities	0.9
Hotels & Motels	0.9
Retail & Merchandising	0.6
Transportation	0.6
Repurchase Agreements	0.6
Automobile Manufacturers	0.5
Oil, Gas & Consumable Fuels	0.5
Affiliated Money Market Mutual Fund	0.5
Computer Services & Software	0.5
Tobacco	0.5
Pharmaceuticals	0.4
Automotive Parts	0.4
Printing & Publishing	0.3
Food	0.3
Pipelines	0.1
Household/Personal Care	0.1
Airlines	0.1
Aerospace	0.1

106.3
Option Written and Securities Sold Short	(18.6)
Other assets in excess of other liabilities	12.3

100.0%

See Notes to Financial Statements.

126	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of October 31, 2009	Intermediate-Term Bond Portfolio

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		LONG-TERM INVESTMENTS—97.0%

		ASSET-BACKED SECURITIES—3.3%
		BA Credit Card Trust, Series 2008-A5, Class A5
Aaa	$400	1.445%(c), 12/16/13	$403,317
		Ford Credit Auto Owner Trust,
		Series 2009-A, Class A3B
Aaa	2,400	2.745%(c), 05/15/13	2,456,408
		Series 2009-B, Class A1, 144A
A-1+(d)	665	0.988%, 06/15/10	665,353
		Series 2009-C, Class A1, 144A
P-1	1,534	0.796%, 07/15/10	1,535,337
		Securitized Asset Backed Receivables LLC Trust, Series 2007-BR5, Class A2A
B3	486	0.374%(c), 05/25/37	343,415
		SLM Student Loan Trust,
		Series 2006-8, Class A2
Aaa	340	0.282%(c), 10/25/16	339,604
		Series 2008-9, Class A
Aaa	2,226	1.782%(c), 04/25/23	2,324,920
		Wells Fargo Home Equity Trust, Series 2005-2, Class AII2
Aaa	83	0.484%(c), 10/25/35	80,016

		TOTAL ASSET-BACKED SECURITIES (cost $8,203,452)	8,148,370

		BANK LOANS(c)—0.4%
		First Data Corp., Term B2
B+	51	3.033%, 09/24/14	44,090
B+	931	3.036%, 09/24/14	797,548

		TOTAL BANK LOANS (cost $938,143)	841,638

		COMMERCIAL MORTGAGE-BACKED SECURITIES—0.3%
		Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class A1
Aaa	74	4.938%, 12/15/40	74,151
		GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A1
AAA(d)	151	4.229%, 12/10/37	152,053
		GS Mortgage Securities Corp. II, Series 2001-1285, Class A1, 144A
Aaa	254	6.044%, 08/15/18	262,286

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	127

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
		Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A
Aaa	$400	0.78%, 07/09/21	$335,721

		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $873,687)	824,211

		CORPORATE BONDS—55.8%

		Airlines—1.0%
		United Airlines, Inc.,(g)(i) Equipment Trust
NR	1,130	10.85%, 02/19/24	344,796
		Pass-Through Certificates
B2	1,700	6.831%, 03/01/24	2,193,000

			2,537,796

		Chemicals—0.3%
		Potash Corp. of Saskatchewan, Inc., Sr. Unsec’d. Notes (Canada)
Baa1	800	5.25%, 05/15/14	867,976

		Commercial Banks—17.5%
		American Express Bank FSB, Sr. Unsec’d. Notes
A2	950	5.50%, 04/16/13	1,009,451
		ANZ National International Ltd., Bank Gtd. Notes, 144A (New Zealand)
Aa2	2,200	6.20%, 07/19/13	2,404,041
		Bank of America Corp., Sr. Unsec’d. Notes, MTN
A2	2,000	0.629%(c), 09/15/14	1,839,648
		Barclays Bank PLC, Sr. Unsec’d. Notes (United Kingdom)
Aa3	2,300	5.45%, 09/12/12	2,489,347
		Citigroup, Inc., FDIC Gtd. Notes
Aaa	3,000	2.125%, 04/30/12	3,057,471
		Sr. Unsec’d. Notes
A3	2,100	0.519%(c), 05/18/11	2,058,731
A3	3,600	5.50%, 04/11/13	3,751,715
A3	500	6.50%, 08/19/13	535,974
		Credit Suisse / New York NY, Sr. Unsec’d. Notes, MTN (Switzerland)
Aa1	2,200	5.00%, 05/15/13	2,348,344
		National Australia Bank Ltd., Gov’t. Liquid Gtd. Notes, 144A (Australia)
Aaa	7,000	2.55%, 01/13/12	7,151,557

See Notes to Financial Statements.

128	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			CORPORATE BONDS (continued)

			Commercial Banks (continued)
			Nykredit Realkredit A/S, Covered (Denmark)
Aaa	DKK	1,500	4.00%, 01/01/10	$297,664
			Rabobank Nederland NV, Jr. Sub. Notes, 144A (Netherlands)
Aa2		$1,200	11.00%(c), 06/29/49	1,506,000
			Royal Bank of Scotland Group PLC, Sub. Notes (United Kingdom)
Ba1		1,100	5.05%, 01/08/15	967,926
			Royal Bank of Scotland PLC (The), (United Kingdom) Gov’t. Liquid Gtd. Notes, 144A
Aaa		3,800	2.625%, 05/11/12	3,884,337
Aaa		2,000	3.00%, 12/09/11	2,064,588
			Gov’t. Liquid Gtd. Notes, MTN
Aaa		2,400	2.65%, 04/23/12	2,454,485
			Sumitomo Mitsui Banking Corp., Sub. Notes, MTN (Japan)
NR	JPY	100,000	1.239%(c), 11/26/49	1,110,316
			Westpac Banking Corp., Gov’t Liquid Gtd. Notes, 144A (Australia)
Aaa		4,000	3.25%, 12/16/11	4,149,520

				43,081,115

			Diversified Financial Services—6.9%
			Allstate Life Global Funding Trusts, Sr. Sec’d. Notes, MTN
A1		2,300	5.375%, 04/30/13	2,469,423
			American Express Credit Corp., Sr. Unsec’d. Notes, MTN
A2		1,800	5.875%, 05/02/13	1,931,769
			Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes
Aa3		600	0.718%(c), 01/31/11	600,139
			Capital One Bank USA NA, Sr. Sub. Notes
A3		2,300	6.50%, 06/13/13	2,452,580
			Countrywide Financial Corp., Gtd. Notes, MTN
A2		500	5.80%, 06/07/12	531,937
			General Electric Capital Corp., Sub. Notes, 144A
Aa3	EUR	1,000	5.50%(c), 09/15/67	1,162,603
			HSBC Finance Corp., Sr. Unsec’d. Notes
A3		400	0.552%(c), 04/24/12	384,638
A3		300	0.791%(c), 06/01/16	264,493

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	129

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Diversified Financial Services (continued)
		Lehman Brothers Holdings, Inc.,(i) Sr. Unsec’d. Notes, MTN
NR	$1,800	2.851%, 12/23/24	$283,500
NR	600	5.625%, 01/24/24	96,000
		Macquarie Bank Ltd., Gov’t. Liquid Gtd. Notes, 144A (Australia)
Aaa	2,300	3.30%, 07/17/14	2,331,098
		Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN
A2	700	0.482%(c), 07/25/11	687,857
A2	1,400	6.15%, 04/25/13	1,500,737
		Morgan Stanley, Sr. Unsec’d. Notes
A2	600	0.534%(c), 01/18/11	594,899
		Sr. Unsec’d. Notes, MTN
A2	1,600	6.00%, 04/28/15	1,712,048

			17,003,721

		Electric—2.4%
		Dayton Power & Light Co. (The), First Mortgage
Aa3	500	5.125%, 10/01/13	537,195
		Enel Finance International SA, Gtd. Notes, 144A (Luxembourg)
A2	1,200	5.70%, 01/15/13	1,302,256
		NiSource Finance Corp., Gtd. Notes
Baa3	1,500	0.977%(c), 11/23/09	1,499,557
		Public Service Electric & Gas Co., Sec’d. Notes, MTN
A2	2,300	5.30%, 05/01/18	2,446,689

			5,785,697

		Financial—Bank & Trust—7.5%
		Barclays Bank PLC, Gov’t. Liquid Gtd. Notes, 144A (United Kingdom)
Aaa	3,380	2.70%, 03/05/12	3,468,735
		Dexia Credit Local, Gov’t. Liquid Gtd. Notes, 144A (France)
Aa1	2,200	0.939%(c), 09/23/11	2,220,529
		Lloyds TSB Bank PLC, Gov’t. Liquid Gtd. Notes, 144A (United Kingdom)
Aaa	4,500	2.30%, 04/01/11	4,575,173

See Notes to Financial Statements.

130	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Financial—Bank & Trust (continued)
		Swedbank AB, (Sweden) Foreign Gov’t. Gtd. Notes, 144A
Aaa	$2,200	0.734%(c), 01/14/13	$2,193,081
		Gov’t. Liquid Gtd. Notes, 144A
Aaa	2,300	2.80%, 02/10/12	2,363,190
		Wachovia Corp., Sr. Unsec’d. Notes
A1	1,000	0.419%(c), 03/15/11	994,191
		Sr. Unsec’d. Notes, MTN
A1	350	2.253%(c), 05/01/13	355,697
		Westpac Securities NZ Ltd., Gov’t. Liquid Gtd. Notes, 144A (New Zealand)
Aaa	2,200	3.45%, 07/28/14	2,242,647

			18,413,243

		Financial Services—6.9%
		General Electric Capital Corp., FDIC Gtd. Notes
Aaa	12,000	2.25%, 03/12/12	12,234,888
		International Lease Finance Corp., Sr. Unsec’d. Notes
Baa3	800	4.875%, 09/01/10	765,157
		Sr. Unsec’d. Notes, MTN
Baa3	700	0.627%(c), 05/24/10	665,038
Baa3	1,200	5.625%, 09/15/10	1,135,707
		Societe Financement de l’Economie Francaise, Gov’t. Liquid Gtd. Notes, 144A (France)
Aaa	2,000	2.25%, 06/11/12	2,035,084

			16,835,874

		Insurance—1.0%
		American International Group, Inc., Jr. Sub. Debs.
Ba2	500	8.175%(c), 05/15/68	300,000
		Sr. Unsec’d. Notes
A3	160	4.25%, 05/15/13	134,654
		Metropolitan Life Global Funding I, Sr. Sec’d. Notes, 144A
Aa2	2,000	2.202%(c), 06/10/11	1,996,894

			2,431,548

		Metals & Mining—1.0%
		BHP Billiton Finance USA Ltd., Gtd. Notes (Australia)
A1	2,200	5.125%, 03/29/12	2,356,622

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	131

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Oil, Gas & Consumable Fuels—2.4%
		Alberta Energy Co. Ltd., Sr. Unsec’d. Notes (Canada)
Baa2	$2,000	7.65%, 09/15/10	$2,104,214
		Cenovus Energy, Inc., Sr. Notes, 144A (Canada)
Baa2	1,100	4.50%, 09/15/14	1,129,478
		XTO Energy, Inc., Sr. Unsec’d. Notes
Baa2	2,500	4.625%, 06/15/13	2,594,622

			5,828,314

		Real Estate Investment Trusts—0.5%
		Ventas Realty LP, Gtd. Notes
Ba1	1,200	6.75%, 04/01/17	1,152,000

		Savings & Loan—0.9%
		Nationwide Building Society, Gov’t. Liquid Gtd. Notes, 144A (United Kingdom)
Aaa	2,300	0.62%(c), 05/17/12	2,293,181

		Telecommunications—6.0%
		Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes, 144A
A2	2,700	3.025%(c), 05/20/11	2,788,390
		Deutsche Telekom International Finance BV, Gtd. Notes (Netherlands)
Baa1	1,700	8.50%, 06/15/10	1,775,779
		France Telecom SA, Sr. Unsec’d. Notes (France)
A3	2,300	7.75%, 03/01/11	2,486,194
		Sprint Nextel Corp., Sr. Unsec’d. Notes
Ba2	500	0.683%(c), 06/28/10	485,404
		Telecom Italia Capital SA,
		Gtd. Notes (Luxembourg)
Baa2	800	4.95%, 09/30/14	830,306
Baa2	1,700	6.175%, 06/18/14	1,844,162
		Telefonica Emisiones SAU, Gtd. Notes (Spain)
Baa1	1,947	0.809%(c), 02/04/13	1,909,213
		Vodafone Group PLC, Sr. Unsec’d. Notes (United Kingdom)
Baa1	2,600	4.15%, 06/10/14	2,689,154

			14,808,602

See Notes to Financial Statements.

132	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			CORPORATE BONDS (continued)

			Tobacco—0.5%
			Altria Group, Inc., Gtd. Notes
Baa1		$1,000	8.50%, 11/10/13	$1,160,212

			Utilities—1.0%
			Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes
Baa2		2,400	5.80%, 03/01/21	2,472,228

			TOTAL CORPORATE BONDS (cost $135,129,067)	137,028,129

			FOREIGN GOVERNMENT BONDS—1.4%
			Republic of Brazil, Sr. Unsec’d. Notes
Baa3	BRL	1,200	10.25%, 01/10/28	679,496
			Republic of Panama, Sr. Unsec’d. Notes
Ba1		1,500	9.375%, 04/01/29	2,054,865
			Republic of South Africa, Sr. Unsec’d. Notes
A3		750	5.875%, 05/30/22	768,750

			TOTAL FOREIGN GOVERNMENT BONDS (cost $2,894,493)	3,503,111

			MUNICIPAL BONDS—2.3%

			California—0.7%
			State of California, Revenue Bonds
Baa1		1,000	5.65%, 04/01/39	1,055,870
			Tobacco Securitization Authority of Southern California, Revenue Bonds
Baa3		800	5.00%, 06/01/37	599,400

				1,655,270

			Illinois—0.4%
			Illinois State Toll Highway Authority, Revenue Bonds
Aa3		1,000	5.293%, 01/01/24	1,002,020

			Washington—0.9%
			Washington State, General Obligation Bonds
Aa1		2,000	5.00%, 01/01/19	2,261,960

			West Virginia—0.3%
			Tobacco Settlement Financial Authority of West Virginia, Revenue Bonds
Baa3		965	7.467%, 06/01/47	732,068

			TOTAL MUNICIPAL BONDS (cost $5,812,486)	5,651,318

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	133

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		RESIDENTIAL MORTGAGE-BACKED SECURITIES—5.0%
		American Home Mortgage Investment Trust, Series 2004-4, Class 5A
Aaa	$251	4.44%(c), 02/25/45	$203,027
		Bank of America Funding Corp., Series 2006-A, Class 1A1
AAA(d)	309	4.568%(c), 02/20/36	271,869
		Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 11A2
A3	412	3.189%(c), 11/25/34	386,448
		Series 2004-8, Class 13A1
Baa2	883	3.798%(c), 11/25/34	754,426
		Bear Stearns Alt-A Trust, Series 2006-6, Class 31A1
B3	786	5.653%(c), 11/25/36	484,019
		Series 2006-6, Class 32A1
B3	711	5.643%(c), 11/25/36	436,860
		Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A
AAA(d)	312	4.70%(c), 12/25/35	286,863
		Series 2006-AR1, Class 1A1
AAA(d)	1,609	4.90%(c), 10/25/35	1,353,195
		Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1
AAA(d)	89	6.25%, 12/25/33	89,110
		Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 144A
Aa3	140	6.50%(c), 01/25/34	131,763
		Series 2004-25, Class 1A1
Aaa	831	0.574%(c), 02/25/35	522,848
		Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1
Aaa	25	6.50%, 04/25/33	24,059
		Federal Home Loan Mortgage Corp.,
		Series 2892, Class BL
Aaa	319	5.00%, 01/15/18	330,370
		Series 2931, Class JA
Aaa	190	5.00%, 07/15/25	192,254
		Series 3346, Class FA
Aaa	2,734	0.475%(c), 02/15/19	2,731,859
		Federal National Mortgage Assoc., Series 2006-67, Class PA
Aaa	424	5.50%, 03/25/28	438,386

See Notes to Financial Statements.

134	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
		FHLMC Structured Pass-Through Securities,
		Series T-59, Class 1A2
Aaa	$287	7.00%, 10/25/43	$315,979
		Series T-75, Class A1
Aaa	964	0.644%(c), 12/25/36	907,934
		Government National Mortgage Assoc.,
		Series 1995-2, Class KQ
Aaa	68	8.50%, 03/20/25	75,379
		Series 2000-9, Class FG
Aaa	92	0.845%(c), 02/16/30	91,542
		Series 2000-9, Class FH
Aaa	141	0.745%(c), 02/16/30	140,732
		Series 2000-11, Class PH
Aaa	262	7.50%, 02/20/30	284,934
		Greenpoint Mortgage Funding Trust, Series 2005-AR2, Class A1
Baa2	456	0.474%(c), 06/25/45	240,693
		GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
AAA(d)	422	3.936%(c), 09/25/35	377,132
		Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A
A3	348	0.454%(c), 02/25/36	238,313
		MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A
A1	303	1.246%(c), 10/25/35	260,179
		Sequoia Mortgage Trust, Series 10, Class 2A1
Aaa	425	0.625%(c), 10/20/27	354,493
		Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A1
Aa1	125	0.495%(c), 07/19/35	94,602
		Structured Asset Securities Corp., Series 2001-21A, Class 1A1
Baa3	44	3.384%(c), 01/25/32	41,227
		Washington Mutual, Inc., Mortgage Pass-Through Certificate,
		Series 2002-AR6, Class A
A1	394	2.158%(c), 06/25/42	302,552
		Series 2002-AR9, Class 1A
Aa2	20	2.158%(c), 08/25/42	14,894

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $14,400,413)	12,377,941

		U.S. GOVERNMENT AGENCY OBLIGATIONS—3.6%
		Federal Home Loan Mortgage Corp., Notes(k)
	8,000	5.00%, 04/18/17 (cost $8,625,307)	8,846,096

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	135

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)

	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS—13.4%
	Federal National Mortgage Assoc.
$115	3.212%(c), 07/01/25	$116,812
63	3.75%(c), 08/01/24	63,755
7	5.029%(c), 12/01/30	6,644
6,018	5.50%, 07/01/17 - 09/01/38	6,382,152
14,172	5.50%, 09/01/37(k)	14,940,944
9,684	6.00%, 09/01/35 - 10/01/38	10,302,454
	Government National Mortgage Assoc.
61	4.125%, 10/20/24 - 12/20/26	62,653
335	4.25%(c), 03/20/30	343,704
325	4.375%, 05/20/23 - 06/20/27	333,084
207	4.625%, 08/20/26 - 07/20/30	213,703
127	6.50%, 10/15/25 - 06/15/29	135,340

	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $31,750,548)	32,901,245

	U.S. TREASURY OBLIGATION—11.5%
28,200	U.S. Treasury Notes 1.00%, 09/30/11 (cost $28,206,147)	28,279,298

	TOTAL LONG-TERM INVESTMENTS (cost $236,833,743)	238,401,357

	SHORT-TERM INVESTMENTS—1.4%

	REPURCHASE AGREEMENTS—1.0%
1,000	Bank of America Securities LLC, 0.07%, dated 10/30/09, due 11/02/09 in the amount of 1,000,006 (cost $1,000,000; collateralized by discounted U.S. Treasury Bills .30%, maturity date 08/26/10, value of collateral was $1,022,531)	1,000,000
1,400	JPMorgan Securities, Inc., 0.08%, dated 10/30/09, due 11/02/09 in the amount of 1,400,009 (cost $1,400,000; collateralized by Federal National Mortgage Assoc., 4.625%, maturity date 10/15/14, the value of collateral plus accrued interest was $1,435,077)	1,400,000

	TOTAL REPURCHASE AGREEMENTS (cost $2,400,000)	2,400,000

SHARES
	AFFILIATED MONEY MARKET MUTUAL FUND—0.4%
878,101	Dryden Core Investment Fund—Taxable Money Market Series (cost $878,101)(w)	878,101

	TOTAL SHORT-TERM INVESTMENTS (cost $3,278,101)	3,278,101

	TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN AND SECURITIES SOLD SHORT—98.4% (cost $240,111,844; Note 5)	241,679,458

See Notes to Financial Statements.

136	THE TARGET PORTFOLIO TRUST

CONTRACTS/ NOTIONAL AMOUNTS (000)#		COUNTERPARTY	VALUE (NOTE 1)

	OPTIONS WRITTEN *

	Put Options
	Interest Rate Swap Option
$6,000	expiring 11/23/09 @ 3.42%	Merrill Lynch	$(730)
2,000	expiring 11/23/09 @ 3.75%	Citicorp	(20)
2,000	expiring 11/23/09 @ 3.75%	Merrill Lynch	(21)
2,000	expiring 11/23/09 @ 3.75%	Morgan Stanley & Co. Inc.	(20)
2,000	expiring 11/23/09 @ 4.00%	Barclays Capital Group London	(187)
2,000	expiring 11/23/09 @ 4.00%	Deutsche Bank	(187)
6,000	expiring 11/23/09 @ 4.00%	Morgan Stanley & Co., Inc.	(560)
5,200	expiring 11/23/09 @ 4.35%	Barclays Capital Group London	(1,076)
700	expiring 11/23/09 @ 4.35%	Merrill Lynch	(145)
3,000	expiring 11/23/09 @ 4.35%	Morgan Stanley & Co., Inc.	(621)
4,000	expiring 08/31/10 @ 5.50%	Barclays Capital Group London	(12,104)

	TOTAL OPTIONS WRITTEN (premiums received $260,121)		(15,671)

PRINCIPAL AMOUNT (000)#	SECURITIES SOLD SHORT—(13.2)%

	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
	Federal National Mortgage Assoc.
16,000	5.50%, TBA	(16,840,000)
3,700	5.50%, TBA	(3,932,404)
500	5.50%, TBA	(524,219)
6,900	6.00%, TBA	(7,303,222)
3,600	6.00%, TBA	(3,823,877)

	TOTAL SECURITIES SOLD SHORT (proceeds received $32,130,508)	(32,423,722)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN AND SECURITIES SOLD SHORT—85.2% (cost $207,721,215)	209,240,065
	Other assets in excess of other liabilities(x)—14.8%	36,276,763

	NET ASSETS—100%	$245,516,828

The following abbreviations were used in Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

FDIC—Federal Deposit Insurance Corp.

FHLMC—Federal Home Loan Mortgage Corp.

FSB—Federal Saving Bank

MTN—Medium Term Note

NR—Not Rated by Moodys or Standard & Poor’s

TBA—To Be Announced

AUD—Australian Dollar

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	137

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

BRL—Brazilian Real

CNY—Chinese Yuan

DKK—Danish Krone

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

#	Principal and notional amounts are shown in U.S. dollars unless otherwise stated.
†	The rating reflected is as of October 31, 2009. Rating of certain bonds may have changed subsequent to that date.
*	Non-income producing security.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(x)	Other assets in excess of other liabilities includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swap agreements as follows:

Futures contracts open at October 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2009	Unrealized Appreciation
Long Positions:
695	90 Day Euro Futures	Jun 10	$171,559,375	$172,368,688	$809,313
571	2 Year U.S. Treasury Notes	Dec 09	123,839,000	124,254,953	415,953

					$1,225,266

Forward foreign currency exchange contracts outstanding at October 31, 2009:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 11/05/09	JPMorgan Securities	AUD	144	$125,347	$129,549	$4,202
Chinese Yuan,
Expiring 03/29/10	Deutsche Bank	CNY	4,126	609,943	604,389	(5,554)
Expiring 03/29/10	Deutsche Bank	CNY	1,755	260,200	257,030	(3,170)

				$995,490	$990,968	$(4,522)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
British Pound,
Expiring 11/24/09	JPMorgan Securities	GBP	666	$1,088,575	$1,092,896	$(4,321)
Danish Krone,
Expiring 12/21/09	JPMorgan Securities	DKK	49	9,605	9,679	(74)
Expiring 01/04/10	Royal Bank	DKK	1,500	284,841	296,233	(11,392)

See Notes to Financial Statements.

138	THE TARGET PORTFOLIO TRUST

Forward foreign currency exchange contracts outstanding at October 31, 2009 (continued):

Sale Contracts (continued)	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Euro,
Expiring 11/19/09	Chase Securities, Inc.	EUR	619	$906,700	$910,910	$(4,210)

				$2,289,721	$2,309,718	$(19,997)

Interest rate swap agreements outstanding at October 31, 2009:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs(1)	01/02/12	BRL	2,400	11.36%	Brazilian interbank lending rate	$(2,443)	$(543)	$(1,900)
UBS AG(1)	06/15/12	AUD	9,300	4.50%	3 month Australian Bank Bill rate	(128,390)	(31,910)	(96,480)

						$(130,833)	$(32,453)	$(98,380)

(1)	Porfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at October 31, 2009:

Counterparty	Termina- tion Date	Notional Amount (000)#(2)	Fixed Rate	Reference Entity/ Obligation	Implied Credit Spread at October 31, 2009(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Apprecia- tion (Deprecia- tion)
Credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Barclays Capital	03/20/13	$2,500	1.00%	Berkshire Hathaway, 4.625%, due 10/15/13	1.171%	$(9,138)	$—	$(9,138)
Merrill Lynch & Co.	06/20/12	200	0.28%	Enbridge Energy Partners, 4.75%, due 06/01/13	1.456%	(5,487)	—	(5,487)
Bank of America, N.A.	06/20/12	200	0.33%	Energy Transfer Partners, 5.95%, due 02/01/15	1.414%	(5,529)	—	(5,529)
Barclays Capital	12/20/10	900	1.00%	Federal Rebublic of Brazil, 12.25%, due 03/06/30	0.766%	4,025	4,274	(249)
Deutsche Bank	12/20/10	700	1.00%	Federal Rebublic of Brazil, 12.25%, due 03/06/30	0.766%	1,537	3,387	(1,850)
Citigroup	06/20/12	275	5.00%	General Electric Captial Corp., 5.625%, due 09/15/17	1.751%	23,671	(10,553)	34,224
Merrill Lynch & Co.	06/20/12	200	0.29%	Kinder Morgan, 6.75%, due 03/15/11	1.314%	(4,993)	—	(4,993)
Merrill Lynch & Co.	09/20/12	3,800	0.80%	Morgan Stanley, 6.60%, due 04/01/12	1.170%	(47,040)	—	(47,040)

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	139

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

Credit default swap agreements outstanding at October 31, 2009 (continued):

Counterparty	Termina- tion Date	Notional Amount (000)#(2)	Fixed Rate	Reference Entity/ Obligation	Implied Credit Spread at October 31, 2009(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Apprecia- tion (Deprecia- tion)
Bank of America, N.A.	06/20/12	$200	0.32%	Plains All-American Pipeline, 7.75%, due 10/15/12	1.059%	$(3,930)	$—	$(3,930)
Barclays Capital	12/20/10	700	1.00%	United Mexican States, 7.50%, due 04/08/33	1.214%	(1,845)	(70)	(1,775)
Deutsche Bank	12/20/10	700	1.00%	United Mexican States, 7.50%, due 04/08/33	1.214%	(240)	(36)	(204)
Bank of America, N.A.	06/20/12	200	0.32%	Valero Energy Corp., 6.875%, due 04/15/12	1.862%	(7,541)	—	(7,541)

						$(56,510)	$(2,998)	$(53,512)

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues, asset-backed securities and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level  1—quoted prices in active markets for identical securities

Level  2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level  3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

140	THE TARGET PORTFOLIO TRUST

The following is a summary of the inputs used as of October 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Asset-Backed Securities	$—	$8,148,370	$—
Bank Loans	—	841,638	—
Commercial Mortgage-Backed Securities	—	824,211	—
Corporate Bonds	—	137,028,129	—
Foreign Government Bonds	—	3,503,111	—
Municipal Bonds	—	5,651,318	—
Residential Mortgage-Backed Securities	—	12,377,941	—
U.S. Government Agency Obligation	—	8,846,096	—
U.S. Government Mortgage-Backed Obligations	—	32,901,245	—
U.S. Treasury Obligation	—	28,279,298	—
Repurchase Agreements	—	2,400,000	—
Options Written	—	(15,671)	—
Affiliated Money Market Mutual Fund	878,101	—	—
Securities Sold Short—U.S. Government Mortgage Backed Obligations	—	(32,423,722)	—

	$878,101	$208,361,964	$—
Other Financial Instuments*	1,225,266	(176,411)	—

Total	$2,103,367	$208,185,553	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of October 31, 2008 and October 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and other assets in excess of other liabilities shown as a percentage of net assets as of October 31, 2009 were as follows:

Commercial Banks	17.5%
U.S. Government Mortgage-Backed Obligations	13.4
U.S. Treasury Obligation	11.5
Financial—Bank & Trust	7.5
Diversified Financial Services	6.9
Financial Services	6.9
Telecommunications	6.0
Residential Mortgage-Backed Securities	5.0
U.S. Government Agency Obligations	3.6
Asset-Backed Securities	3.3
Oil, Gas & Consumable Fuels	2.4
Electric	2.4
Municipal Bonds	2.3
Foreign Government Bonds	1.4
Airlines	1.0
Utilities	1.0
Insurance	1.0
Repurchase Agreements	1.0
Metals & Mining	1.0
Savings & Loan	0.9
Tobacco	0.5
Real Estate Investment Trusts	0.5
Affiliated Money Market Mutual Fund	0.4

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	141

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2009

Industry (cont’d.)
Bank Loans	0.4%
Chemicals	0.3
Commercial Mortgage-Backed Securities	0.3

98.4
Options Written and Securities Sold Short	(13.2)
Other assets in excess of other liabilities	14.8

100.0%

See Notes to Financial Statements.

142	THE TARGET PORTFOLIO TRUST

Portfolio of Investments As of October 31, 2009	Mortgage Backed Securities Portfolio

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		LONG-TERM INVESTMENTS—148.4%

		U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS—115.9%
		Federal Home Loan Mortgage Corp.,
$3,500		4.50%, TBA	$3,537,187
3,808		5.00%, 10/01/35	3,956,057
1,170		6.00%, 01/01/15-02/01/21	1,254,226
116		6.50%, 01/01/18-06/01/22	127,235
27		7.50%, 06/01/28	29,435
3		8.50%, 04/01/18	3,714
—	(r)	9.00%, 03/01/11	7
21		11.50%, 03/01/16	25,061
		Federal National Mortgage Assoc.,
1,818		4.50%, 05/01/35	1,854,500
3,500		4.50%, TBA	3,542,658
4,512		5.00%, 11/01/18-08/01/35	4,713,180
188		5.00%, 07/01/33(k)	195,542
1,322		5.17%, 09/01/19	1,402,025
7,732		5.50%, 06/01/33-06/01/36	8,175,374
2,200		5.50%, TBA	2,315,500
809		5.78%, 11/01/11	860,335
2,137		6.00%, 04/01/14-10/01/37	2,291,977
700		6.00%, TBA	749,657
5,600		6.00%, TBA	5,948,253
40		6.095%, 03/01/12	43,277
1,031		6.50%, 05/01/14-11/01/37	1,112,226
7		7.00%, 05/01/12-07/01/12	7,432
32		8.00%, 09/01/22-12/01/22	36,191
3		9.75%, 01/01/11-11/01/16	3,876
		Government National Mortgage Assoc.,
500		4.50%, TBA	507,031
143		6.00%, 07/15/24-08/15/24	153,033
2,620		6.50%, 06/15/23-11/15/36	2,796,865
1,295		7.00%, 11/15/31-11/15/33	1,400,916
24		7.50%, 09/15/11-12/20/23	26,656
346		8.00%, 03/15/17-11/15/30	392,799
43		8.25%, 06/20/17-07/20/17	47,007
46		8.50%, 04/20/17	49,895
57		9.00%, 01/15/20	64,438
1		9.50%, 06/15/20	971
3		13.50%, 05/15/11	3,349
5		14.00%, 06/15/11	5,402
6		16.00%, 05/15/12	6,633

		TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (cost $45,992,126)	47,639,920

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	143

Mortgage Backed Securities Portfolio (continued)	Portfolio of Investments As of October 31, 2009

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES—30.1%
	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 3A1
$305	5.50%(c), 03/25/36	$227,897
	Countrywide Alternative Loan Trust,
	Series 2005-73CB, Class 1A7
361	5.50%, 01/25/36	271,408
	Series 2005-85CB, Class 2A2
951	5.50%, 02/25/36	772,563
	Series 2005-J11, Class 1A3
1,171	5.50%, 11/25/35	867,560
	Series 2007-HY5R, Class 2A1A
737	5.544%(c), 03/25/47	633,205
	Countrywide Home Loan Mortgage Pass-Through Trust,
	Series 2006-14, Class A3
1,098	6.25%, 09/25/36	960,470
	Series 2006-J2, Class 1A6
90	6.00%, 04/25/36	69,643
	Federal Home Loan Mortgage Corp.,
	Series 74, Class F
17	6.00%, 10/15/20	17,317
	Series 83, Class Z
3	9.00%, 10/15/20	3,540
	Series 186, Class E
27	6.00%, 08/15/21	26,772
	Series 1058, Class H
10	8.00%, 04/15/21	10,602
	Series 1116, Class I
7	5.50%, 08/15/21	7,438
	Series 1120, Class L
33	8.00%, 07/15/21	35,970
	Series 2809, Class UC
425	4.00%, 06/15/19	432,234
	Series 2852, Class VI, IO
325	5.00%, 06/15/24	3,896
	Series 2882, Class YI, IO
39	5.00%, 03/15/24	63
	Series 2915, Class K1, IO
97	5.00%, 06/15/24	605
	Series 2995, Class ST, IO
1,082	6.505%(c), 05/15/29	175,322
	Series 3279, Class SD, IO
3,537	6.185%(c), 02/15/37	422,741
	Series 3309, Class SC, IO
3,027	6.205%(c), 04/15/37	304,494

See Notes to Financial Statements.

144	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-42, Class A5
$179	7.50%, 02/25/42	$199,266
	Federal National Mortgage Assoc.,
	Series 56, Class 1
12	6.00%, 04/01/19	12,235
	Series 340, Class 2, IO
481	5.00%, 09/01/33	100,396
	Series 347, Class 2, IO
1,035	5.00%, 01/01/34	215,086
	Series 377, Class 2, IO
175	5.00%, 10/01/36	34,367
	Series 1988-19, Class J
12	8.50%, 07/25/18	13,699
	Series 1990-10, Class L
5	8.50%, 02/25/20	5,626
	Series 1990-108, Class G
12	7.00%, 09/25/20	13,215
	Series 1991-21, Class J
12	7.00%, 03/25/21	13,465
	Series 1992-113, Class Z
22	7.50%, 07/25/22	25,098
	Series 1993-223, Class ZA
273	6.50%, 12/25/23	300,613
	Series 2001-51, Class QN
290	6.00%, 10/25/16	312,009
	Series 2003-33, Class PT
146	4.50%, 05/25/33	151,689
	Series 2007-22, Class SD, IO
2,010	6.156%(c), 03/25/37	226,315
	Series G-14, Class L
15	8.50%, 06/25/21	16,520
	Series G92-24, Class Z
16	6.50%, 04/25/22	16,660
	Series G92-59, Class D
79	6.00%, 10/25/22	86,065
	Series G94-4, Class PG
265	8.00%, 05/25/24	292,135
	First Boston Mortgage Securities Corp.,
	Series B, Class I-O, IO
41	8.00%, 04/25/17	6,744
	Series B, Class P-O, PO
41	1.661%(t), 04/25/17	39,582
	Government National Mortgage Assoc.,
	Series 2006-35, Class LO, PO
176	6.381%(t), 07/20/36	145,904
	Series 2006-38, Class XS, IO
1,163	7.005%(c), 09/16/35	141,340

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	145

Mortgage Backed Securities Portfolio (continued)	Portfolio of Investments As of October 31, 2009

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
		GSR Mortgage Loan Trust,
		Series 2005-AR2, Class 1A2
$109		5.118%(c), 04/25/35	$89,146
		Series 2007-AR1, Class 2A1
325		5.961%(c), 03/25/47	224,093
		Series 2007-AR2, Class 1A1
318		5.765%(c), 05/25/47	227,084
		JPMorgan Mortgage Trust, Series 2007-S2, Class 2A3
679		5.50%, 06/25/37	599,454
		Morgan Stanley Mortgage Loan Trust,
		Series 2004-5AR, Class 3A4
167		3.584%(c), 07/25/34	160,504
		Series 2007-12, Class 3A22
256		6.00%, 08/25/37	194,705
		Residential Asset Securitization Trust,
		Series 2004-A3, Class A7
730		5.25%, 06/25/34	533,530
		Series 2005-A9, Class A3
1,722		5.50%, 07/25/35	1,121,517
		Salomon Brothers Mortgage Securities VI, Inc., Series 1986-1, Class A
—	(r)	6.00%, 12/25/11	218
		Wells Fargo Mortgage Backed Securities Trust,
		Series 2005-AR13, Class A1
1,500		5.312%(c), 05/25/35	1,181,779
		Series 2006-AR10, Class 5A2
457		5.591%(c), 07/25/36	425,776

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $13,555,328)	12,369,575

		COMMERCIAL MORTGAGE-BACKED SECURITY—2.4%
		Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A2 (cost $790,898)
984		5.286%(c), 06/11/41	1,011,167

		TOTAL LONG-TERM INVESTMENTS (cost $60,338,352)	61,020,662

See Notes to Financial Statements.

146	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	SHORT-TERM INVESTMENT—3.3%

	AFFILIATED MONEY MARKET MUTUAL FUND
1,348,563	Dryden Core Investment Fund—Taxable Money Market Series (cost $1,348,563)(w)	$1,348,563

	TOTAL INVESTMENTS—151.7% (cost $61,686,915)	62,369,225
	Other liabilities in excess of other assets(x)—(51.7)%	(21,257,427)

	NET ASSETS—100%	$41,111,798

The following abbreviations are used in Portfolio descriptions:

IO Interest Only

PO Principal Only Securities

TBA To Be Announced

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Indicates a variable rate security.
(k)	Securities segregated as collateral for futures contracts.
(r)	Less than $1,000 par.
(t)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at October 31, 2009.
(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(x)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, interest rate swaps and reverse repurchase agreement as follows:

Futures contracts open at October 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2009	Unrealized Appreciation (Depreciation)
Long Positions:
13	90 Day Euro Dollar	Dec 09	$3,235,849	$3,239,600	$3,751
37	10 Year U.S. Treasury Notes	Dec 09	4,351,422	4,388,546	37,124

					40,875

Short Positions:
64	2 Year U.S. Treasury Notes	Dec 09	13,815,340	13,927,000	(111,660)
8	5 Year U.S. Treasury Notes	Dec 09	917,360	931,625	(14,265)

					(125,925)

					$(85,050)

Reverse Repurchase Agreement outstanding at October 31, 2009:

Broker	Interest Rate	Trade Date	Value at October 31, 2009	Maturity Date	Cost
First Boston Corp.	0.27%	10/14/2009	$5,000,000	11/16/2009	$5,000,000

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	147

Mortgage Backed Securities Portfolio (continued)	Portfolio of Investments As of October 31, 2009

Interest rate swap agreements outstanding at October 31, 2009:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs(1)	11/07/09	$2,725	4.37%	3 Month LIBOR	$55,836	$—	$55,836
Goldman Sachs(2)	10/31/18	1,300	4.31%	3 Month LIBOR	(89,298)	—	(89,298)
Goldman Sachs(3)	05/05/10	20,000	0.00%	CMM/CMS	(2,960)	—	(2,960)
Goldman Sachs(3)	04/29/10	24,000	0.00%	CMM/CMS	4,104	—	4,104

					$(32,318)	$—	$(32,318)

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.
(3)	Portfolio pays or receives based on the spread between the two indices.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level  1—quoted prices in active markets for identical securities

Level  2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level  3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
U.S. Government Mortgage Backed Obligations	$—	$47,639,920	$—
Residential Mortgage-Backed Securities	—	12,369,575	—
Commerical Mortgage-Backed Security	—	1,011,167	—
Affiliated Money Market Mutual Fund	1,348,563	—	—
Reverse Repurchase Agreements	—	(5,000,000)	—

	$1,348,563	$56,020,662	$—
Other Financial Instruments*	(85,050)	(33,462)	1,144

Total	$1,263,513	$55,987,200	$1,144

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial Instruments
Balance as of 10/31/08	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	1,144
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 10/31/09	$1,144

See Notes to Financial Statements.

148	THE TARGET PORTFOLIO TRUST

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2009 were as follows:

U.S. Government Mortgage Backed Obligations	115.9%
Residential Mortgage-Backed Securities	30.1
Affiliated Money Market Mutual Fund	3.3
Commercial Mortgage-Backed Security	2.4

151.7
Other liabilities in excess of other assets	(51.7)

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	149

U.S. Government Money Market Portfolio	Portfolio of Investments As of October 31, 2009

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)
	FEDERAL FARM CREDIT BANK—2.3%
$1,500	2.375%, 04/07/10 (cost $1,514,141)	$1,514,141

	FEDERAL HOME LOAN BANK—36.3%
2,000	0.203%(n), 04/07/10	1,998,256
1,100	0.25%(n), 11/30/09	1,099,778
1,305	0.26%(n), 12/09/09	1,304,642
2,500	0.269%(n), 02/24/10	2,497,852
3,000	0.275%(n), 11/24/09	2,999,473
2,500	0.30%(n), 01/08/10	2,498,583
2,000	0.31%(n), 11/12/09	1,999,811
2,000	0.31%(n), 12/04/09	1,999,432
1,912	0.31%(n), 01/13/10	1,910,798
1,000	0.32%(n), 12/09/09	999,662
500	0.38%(n), 01/21/10	499,572
1,200	1.05%, 03/05/10	1,200,534
995	2.75%, 03/12/10	1,001,299
2,000	3.75%, 01/08/10	2,012,621

	TOTAL FEDERAL HOME LOAN BANK (cost $24,022,313)	24,022,313

	FEDERAL HOME LOAN MORTGAGE CORP.—34.8%
2,000	0.183%(n), 03/30/10	1,998,510
2,000	0.203%(n), 04/19/10	1,998,122
1,000	0.21%(n), 03/22/10	999,197
1,210	0.235%(n), 03/29/10	1,208,831
2,000	0.24%(n), 03/01/10	1,998,400
2,400	0.24%(n), 03/23/10	2,397,728
2,000	0.245%(n), 03/31/10	1,997,959
2,500	0.25%(n), 11/16/09	2,499,740
2,000	0.26%(n), 12/14/09	1,999,379
3,000	0.30%(n), 01/25/10	2,997,875
560	0.33%(n), 12/21/09	559,743
600	0.339%(c), 02/04/10	600,000
1,800	0.34%(n), 11/02/09	1,799,983

	TOTAL FEDERAL HOME LOAN MORTGAGE CORP. (cost $23,055,467)	23,055,467

	FEDERAL NATIONAL MORTGAGE ASSOCIATION(n)—13.6%
2,500	0.26%, 02/17/10	2,498,050
2,000	0.31%, 01/20/10	1,998,622
2,500	0.33%, 12/28/09	2,498,694
2,000	0.35%, 12/29/09	1,998,872

	TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (cost $8,994,238)	8,994,238

See Notes to Financial Statements.

150	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)
	REPURCHASE AGREEMENT—11.3%
$7,500	JPMorgan Chase Bank, 0.07%, dated 10/30/09, due 11/02/09 in the amount of $7,500,044 (cost $7,500,000; collateralized by $7,776,906 Federal National Mortgage Assoc., 4.50%, maturity date 12/01/35 - 07/01/39, the value of collateral plus accrued interest was $7,652,224)	$7,500,000

	TOTAL INVESTMENTS—98.3% (amortized cost $65,086,159)(h)	65,086,159
	Assets in excess of other Liabilities—1.7%	1,144,931

	NET ASSETS—100%	$66,231,090

(c)	Indicates a variable rate security.
(h)	Federal income tax basis is the same as for financial reporting purposes.
(n)	Rates shown are the effective yields at purchase date.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
U.S. Government Mortgage Backed Obligations	$—	$57,586,159	$—
Repurchase Agreement	—	7,500,000	—

	$—	$65,086,159	$—
Other Financial Instruments*	—	—	—

Total	$—	$65,086,159	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of October 31, 2008 and October 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and assets in excess of other liabilities shown as a percentage of net assets as of October 31, 2009 were as follows:

Federal Home Loan Bank	36.3%
Federal Home Loan Mortgage Corp.	34.8
Federal National Mortgage Assoc.	13.6
Repurchase Agreement	11.3
Federal Farm Credit Bank	2.3

98.3
Assets in excess of other liabilities	1.7

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	151

Statements of Assets and Liabilities October 31, 2009

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO	SMALL CAPITALIZATION VALUE PORTFOLIO

ASSETS
Investments, at value(G):
Unaffiliated investments(A)	$183,177,835	$195,639,970	$80,242,367	$548,187,252
Affiliated investments(B)	44,241,424	31,319,177	24,005,415	135,868,408
Repurchase agreements(C)	—	—	—	—
Cash	867,092	—	—	341,551
Deposit with broker	—	—	—	—
Foreign currency, at value(D)	—	—	—	—
Receivable for Trust shares sold	738,613	792,621	504,118	1,748,073
Dividends and interest receivable	186,787	321,258	11,885	428,902
Receivable for investments sold	4,712,039	1,749,247	276,154	1,623,200
Receivable for foreign tax reclaim	970	10,264	—	—
Due from broker for variation margin	—	—	—	—
Payments made for swap agreements	—	—	—	—
Unrealized appreciation on swaps	—	—	—	—
Unrealized appreciation on forward currency contracts	—	—	—	—
Prepaid expenses and other assets	3,177	6,396	1,352	8,949
Total assets	233,927,937	229,838,933	105,041,291	688,206,335

LIABILITIES
Collateral for securities on loan	35,300,754	12,438,708	22,962,756	110,553,795
Reverse repurchase agreement	—	—	—	—
Payable for Trust shares reacquired	333,418	464,414	174,770	711,473
Payable for investments purchased	3,819,194	2,488,744	791,090	4,636,494
Accrued expenses and other liabilities	91,019	98,145	81,145	102,732
Management fee payable	102,776	105,102	43,835	311,813
Affiliated transfer agent fee payable	21,338	20,128	9,996	56,654
Deferred trustees’ fees	10,257	10,186	9,856	9,967
Distribution fee payable	30,363	30,246	12,516	14,746
Payable to custodian	—	15,705,386	155,389	—
Interest payable	—	—	—	—
Dividends payable	—	—	—	—
Due to broker for variation margin	—	—	—	32,340
Options written(E)	—	—	—	—
Payments received for swap agreements	—	—	—	—
Unrealized depreciation on swaps	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—
Securities sold short, at value(F)	—	—	—	—
Total liabilities	39,709,119	31,361,059	24,241,353	116,430,014

NET ASSETS	$194,218,818	$198,477,874	$80,799,938	$571,776,321

See Notes to Financial Statements.

152	THE TARGET PORTFOLIO TRUST

Statements of Assets and Liabilities October 31, 2009 (continued)

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO	SMALL CAPITALIZATION VALUE PORTFOLIO
Net assets were comprised of:
Shares of beneficial interest, at par	$17,823	$22,508	$10,390	$36,877
Paid-in capital, in excess of par	238,376,083	289,301,359	130,940,332	596,795,545
	238,393,906	289,323,867	130,950,722	596,832,422
Undistributed (Distributions in excess of) net investment income	999,436	3,091,189	(9,856)	5,213,735
Accumulated net realized gains (losses)	(74,688,023)	(108,396,683)	(55,891,125)	(66,278,738)
Net unrealized appreciation (depreciation)	29,513,499	14,459,501	5,750,197	36,008,902
Net assets, October 31, 2009	$194,218,818	$198,477,874	$80,799,938	$571,776,321
(A) Identified cost of unaffiliated investments	$153,664,653	$181,181,216	$74,492,170	$512,110,890
(B) Identified cost of affiliated investments	$44,241,424	$31,319,177	$24,005,415	$135,868,408
(C) Identified cost of repurchase agreements	—	—	—	—
(D) Identified cost of currency	—	—	—	—
(E) Premiums received from options written	—	—	—	—
(F) Proceeds received from short sales	—	—	—	—
(G) Including securities on loan of	$33,352,021	$11,691,870	$21,657,862	$103,540,932

NET ASSET VALUE:
Class R:
Net Assets	$70,097,110	$70,291,176	$28,128,912	$33,573,829
Shares Outstanding	6,462,478	7,992,810	3,650,451	2,179,082
Net asset value, offering price and redemption price per share	$10.85	$8.79	$7.71	$15.41
Class T:
Net Assets	$124,121,708	$128,186,698	$52,671,026	$538,202,492
Shares Outstanding	11,360,290	14,515,192	6,739,221	34,697,514
Net asset value, offering price and redemption price per share	$10.93	$8.83	$7.82	$15.51

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	153

Statements of Assets and Liabilities October 31, 2009 (continued)

	INTERNATIONAL EQUITY PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	TOTAL RETURN BOND PORTFOLIO

ASSETS
Investments, at value(G):
Unaffiliated investments(A)	$173,851,631	$32,381,678	$304,208,672
Affiliated investments(B)	1,182,657	68,460	1,385,150
Repurchase agreements(C)	—	—	1,700,000
Cash	—	—	493,874
Deposit with broker	—	73,600	92,000
Foreign currency, at value(D)	649,533	4,738	2,499,919
Receivable for Trust shares sold	546,898	222,621	1,045,444
Dividends and interest receivable	426,849	519,077	2,576,619
Receivable for investments sold	223,634	861,171	148,906,088
Receivable for foreign tax reclaim	876,708	—	—
Due from broker for variation margin	—	4,319	55,244
Payments made for swap agreements	—	113,771	193,187
Unrealized appreciation on swaps	—	126,677	1,830,688
Unrealized appreciation on forward currency contracts	21,635	61,963	138,614
Prepaid expenses and other assets	2,797	434	4,565
Total assets	177,782,342	34,438,509	465,130,064

LIABILITIES
Collateral for securities on loan	—	—	—
Loan payable (Note 7)	668,000	—	—
Payable for Trust shares reacquired	332,610	66,347	713,492
Payable for investments purchased	183,052	8,080,440	117,681,089
Accrued expenses and other liabilities	114,484	140,724	200,549
Management fee payable	109,054	10,760	109,031
Affiliated transfer agent fee payable	16,059	2,270	38,002
Deferred trustees’ fees	9,963	9,670	9,862
Distribution fee payable	24,794	—	29,547
Payable to custodian	64,860	52,016	—
Interest payable	1,000	—	—
Dividends payable	—	—	498,239
Due to broker	—	530,000	1,720,000
Due to broker for variation margin	—	—	—
Options written(E)	—	13,097	150
Payments received for swap agreements	—	7,354	631,829
Unrealized depreciation on swaps	—	82,409	343,722
Unrealized depreciation on forward currency contracts	68,095	155,147	138,048
Securities sold short, at value(F)	—	—	53,776,197
Total liabilities	1,591,971	9,150,234	175,889,757

NET ASSETS	$176,190,371	$25,288,275	$289,240,307

See Notes to Financial Statements.

154	THE TARGET PORTFOLIO TRUST

Statements of Assets and Liabilities October 31, 2009 (continued)

	INTERNATIONAL EQUITY PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	TOTAL RETURN BOND PORTFOLIO
Net assets were comprised of:
Shares of beneficial interest, at par	$16,297	$3,112	$26,319
Paid-in capital, in excess of par	208,137,296	23,580,001	280,673,250
	208,153,593	23,583,113	280,699,569
Undistributed (Distributions in excess of) net investment income	1,299,400	916,171	(327,746)
Accumulated net realized gains (losses)	(32,616,842)	208,258	6,172,480
Net unrealized appreciation (depreciation)	(645,780)	580,733	2,696,004
Net assets, October 31, 2009	$176,190,371	$25,288,275	$289,240,307
(A) Identified cost of unaffiliated investments	$174,568,863	$31,765,633	$303,956,070
(B) Identified cost of affiliated investments	$1,182,657	$68,460	$1,385,150
(C) Identified cost of repurchase agreements	—	—	$1,700,000
(D) Identified cost of currency	$631,515	$4,536	$2,445,848
(E) Premiums received from options written	—	$31,733	$8,340
(F) Proceeds received from short sales	—	—	$53,553,367
(G) Including securities on loan of	—	—	—

NET ASSET VALUE:
Class R:
Net Assets	$57,184,160	—	$71,456,629
Shares Outstanding	5,306,181	—	6,535,000
Net asset value, offering price and redemption price per share	$10.78	—	$10.93
Class T:
Net Assets	$119,006,211	$25,288,275	$217,783,678
Shares Outstanding	10,990,406	3,112,454	19,783,982
Net asset value, offering price and redemption price per share	$10.83	$8.12	$11.01

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	155

Statements of Assets and Liabilities October 31, 2009 (continued)

	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO	U.S. GOVERNMENT MONEY MARKET PORTFOLIO

ASSETS
Investments, at value(G):
Unaffiliated investments(A)	$238,401,357	$61,020,662	$57,586,159
Affiliated investments(B)	878,101	1,348,563	—
Repurchase agreements(C)	2,400,000	—	7,500,000
Cash	—	—	1,454,262
Deposit with broker	—	—	—
Foreign currency, at value(D)	447,194	—	—
Receivable for Trust shares sold	3,191,756	21,835	71,373
Dividends and interest receivable	1,550,510	222,020	32,503
Receivable from Management	—	—	15,715
Receivable for investments sold	63,079,854	402,939	—
Receivable for foreign tax reclaim	—	—	—
Due from broker for variation margin	291,844	6,078	—
Payments made for swap agreements	7,661	—	—
Unrealized appreciation on swaps	34,224	59,940	—
Unrealized appreciation on forward currency contracts	4,202	—	—
Prepaid expenses and other assets	4,035	753	1,600
Total assets	310,290,738	63,082,790	66,661,612

LIABILITIES
Collateral for securities on loan	—	—	—
Reverse repurchase agreement	—	5,000,000	—
Payable for Trust shares reacquired	1,436,586	31,385	356,456
Payable for investments purchased	29,487,673	16,551,523	—
Accrued expenses and other liabilities	115,751	132,197	56,260
Management fee payable	92,831	15,677	—
Affiliated transfer agent fee payable	16,385	2,200	7,600
Deferred trustees’ fees	10,249	9,783	9,750
Payable to custodian	712,981	37,033	—
Dividends payable	204,112	98,936	456
Due to broker for variation margin	—	—	—
Options written(E)	15,671	—	—
Payments received for swap agreements	43,112	—	—
Unrealized depreciation on swaps	186,116	92,258	—
Unrealized depreciation on forward currency contracts	28,721	—	—
Securities sold short, at value(F)	32,423,722	—	—
Total liabilities	64,773,910	21,970,992	430,522

NET ASSETS	$245,516,828	$41,111,798	$66,231,090

See Notes to Financial Statements.

156	THE TARGET PORTFOLIO TRUST

Statements of Assets and Liabilities October 31, 2009 (continued)

	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO	U.S. GOVERNMENT MONEY MARKET PORTFOLIO
Net assets were comprised of:
Shares of beneficial interest, at par	$22,626	$4,126	$66,216
Paid-in capital, in excess of par	234,093,666	45,769,537	66,149,218
	234,116,292	45,773,663	66,215,434
Undistributed (Distributions in excess of) net investment income (loss)	(241,720)	86,565	15,656
Accumulated net realized gains (losses)	9,360,776	(5,313,372)	—
Net unrealized appreciation (depreciation)	2,281,480	564,942	—
Net assets, October 31, 2009	$245,516,828	$41,111,798	$66,231,090
(A) Identified cost of unaffiliated investments	$236,833,743	$60,338,352	$57,586,159
(B) Identified cost of affiliated investments	$878,101	$1,348,563	—
(C) Identified cost of repurchase agreements	$2,400,000	—	$7,500,000
(D) Identified cost of currency	$443,782	—	—
(E) Premiums received from options written	$260,121	—	—
(F) Proceeds received from short sales	$32,130,508	—	—
(G) Including securities on loan of	—	—	—

NET ASSET VALUE:
Class R:
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net asset value, offering price and redemption price per share	—	—	—
Class T:
Net Assets	$245,516,828	$41,111,798	$66,231,090
SharesOutstanding	22,625,779	4,126,451	66,215,641
Net asset value, offering price and redemption price per share	$10.85	$9.96	$1.00

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	157

Statements of Operations

Year Ended October 31, 2009

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO	SMALL CAPITALIZATION VALUE PORTFOLIO

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$2,716,549	$6,153,757	$278,071	$9,457,611
Affiliated dividend income	82,289	32,967	13,342	220,961
Less: Foreign withholding taxes	(19,351)	(30,084)	(1,076)	(19,198)
Affiliated income from securities lending, net	204,212	95,002	262,975	858,957
Unaffiliated interest	1,016	—	—	1,564
Total income	2,984,715	6,251,642	553,312	10,519,895
Expenses
Management fee	1,065,991	1,097,220	438,874	2,792,902
Loan interest expense (Note 7)	—	661	196	—
Distribution fee—Class R	270,181	267,457	110,185	132,127
Transfer agent’s fees and expenses(a)	178,000	147,000	88,000	480,000
Custodian’s fees and expenses	129,000	107,000	70,000	217,000
Reports to shareholders	40,000	46,000	60,000	85,000
Registration fees	30,000	31,000	26,000	30,000
Legal fees	16,000	17,000	15,000	18,000
Trustees’ fees	19,000	21,000	15,000	29,000
Audit fees	23,000	23,000	24,000	31,000
Miscellaneous	18,990	29,405	6,954	37,240
Total expenses	1,790,162	1,786,743	854,209	3,852,269
Net investment income (loss)	1,194,553	4,464,899	(300,897)	6,667,626

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(38,264,165)	(71,209,034)	(25,907,355)	(57,281,461)
Futures transactions	(152,965)	—	—	174,767
Foreign currency transactions	18,727	4,288	—	—
Options written transactions	—	—	—	—
Swap agreement transactions	—	—	—	—
Short sale transactions	—	—	—	—
Total net realized gain (loss)	(38,398,403)	(71,204,746)	(25,907,355)	(57,106,694)
Net change in unrealized appreciation (depreciation) on:
Investments	50,098,174	71,247,866	31,996,132	120,701,037
Futures	17,518	—	—	4,440
Foreign currencies	317	747	—	—
Options written	—	—	—	—
Swaps	—	—	—	—
Short sales	—	—	—	—
Net change in unrealized appreciation (depreciation)	50,116,009	71,248,613	31,996,132	120,705,477
Net gain (loss)	11,717,606	43,867	6,088,777	63,598,783

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,912,159	$4,508,766	$5,787,880	$70,266,409
(a) Including affiliated expense of	$162,000	$139,000	$85,000	$470,000

See Notes to Financial Statements.

158	THE TARGET PORTFOLIO TRUST

Statements of Operations

Year Ended October 31, 2009 (continued)

	INTERNATIONAL EQUITY PORTFOLIO	INTERNATIONAL BOND PORTFOLIO	TOTAL RETURN BOND PORTFOLIO

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$4,931,445	$—	$—
Affiliated dividend income	34,812	1,919	11,660
Less: Foreign withholding taxes	(440,250)	—	—
Unaffiliated interest	—	1,223,443	14,013,652
Total income	4,526,007	1,225,362	14,025,312
Expenses
Management fee	1,073,002	126,239	1,144,574
Interest expense	—	—	56,692
Loan interest expense (Note 7)	918	—	—
Distribution fee—Class R	216,164	—	280,514
Transfer agent’s fees and expenses(a)	110,000	27,000	386,000
Custodian’s fees and expenses	179,000	160,000	209,000
Reports to shareholders	44,000	29,000	125,000
Registration fees	29,000	15,000	30,000
Legal fees	17,000	15,000	21,000
Trustees’ fees	19,000	13,000	23,000
Audit fees	30,000	91,000	72,000
Miscellaneous	41,457	11,322	28,353
Total expenses	1,759,541	487,561	2,376,133
Net investment income (loss)	2,766,466	737,801	11,649,179

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(29,538,402)	1,901,931	19,544,664
Futures transactions	—	281,547	793,724
Foreign currency transactions	2,379,548	379,141	(984,862)
Options written transactions	—	(746,269)	(2,156,150)
Swap agreement transactions	—	(1,216,106)	(3,416,052)
Short sale transactions	—	(49,061)	(2,119,650)
Total net realized gain (loss)	(27,158,854)	551,183	11,661,674
Net change in unrealized appreciation (depreciation) on:
Investments and other assets	64,692,701	2,262,758	35,438,950
Futures	—	21,990	(1,694,014)
Foreign currencies	(2,936,484)	(822,074)	309,565
Options written	—	55,613	288,053
Swaps	—	64,008	(141,211)
Short sales	—	(846)	(842,245)
Net change in unrealized appreciation (depreciation)	61,756,217	1,581,449	33,359,098
Net gain (loss)	34,597,363	2,132,632	45,020,772

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,363,829	$2,870,433	$56,669,951
(a) Including affiliated expense of	$110,000	$26,500	$357,100

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	159

Statements of Operations

Year Ended October 31, 2009 (continued)

	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO	U.S. GOVERNMENT MONEY MARKET PORTFOLIO
NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$—	$—	$—
Affiliated dividend income	23,494	8,266	3,833
Less: Foreign withholding taxes	—	—	—
Unaffiliated interest	9,197,445	3,703,834	653,632
Total income	9,220,939	3,712,100	657,465
Expenses
Management fee	985,098	198,365	213,868
Interest expense	111,012	124,107	—
Distribution fee—Class R	—	—	—
Transfer agent’s fees and expenses(a)	183,000	25,000	104,000
Custodian’s fees and expenses	152,000	55,000	54,000
Reports to shareholders	50,000	15,000	35,000
Registration fees	28,000	5,000	26,000
Legal fees	17,000	9,000	19,000
Trustees’ fees	20,000	9,000	16,000
Audit fees	50,000	28,000	19,000
U.S. Treasury Money Market Fund Guarantee Program fee (Note 8)	—	—	46,511
Miscellaneous	20,971	3,967	5,887
Total expenses	1,617,081	472,439	539,266
Less: Management fee waivers	—	—	(193,090)
Net expenses	1,617,081	472,439	346,176
Net investment income (loss)	7,603,858	3,239,661	311,289
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	4,938,315	1,422,386	1,273
Futures transactions	8,482,531	(914,666)	—
Foreign currency transactions	258,212	—	—
Options written transactions	(302,318)	—	—
Swap agreement transactions	5,524,942	(48,208)	—
Short sale transactions	(3,181,398)	(964,956)	—
Total net realized gain (loss)	15,720,284	(505,444)	1,273
Net change in unrealized appreciation (depreciation) on:
Investments and other assets	16,438,854	4,478,387	—
Futures	(3,239,464)	(353,644)	—
Foreign currencies	(57,037)	—	—
Options written	224,073	—	—
Swaps	(1,846,998)	(134,849)	—
Short sales	(555,148)	(232,701)	—
Net change in unrealized appreciation (depreciation)	10,964,280	3,757,193	—
Net gain (loss)	26,684,564	3,251,749	1,273
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,288,422	$6,491,410	$312,562
(a) Including affiliated expense of	$158,300	$25,000	$104,000

See Notes to Financial Statements.

160	THE TARGET PORTFOLIO TRUST

Statement of Changes in Net Assets

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Year Ended October 31, 2009	Year Ended October 31, 2008

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$1,194,553	$2,316,713
Net realized loss on investment and foreign currency transactions	(38,398,403)	(35,507,224)
Net change in unrealized appreciation (depreciation) of investments	50,116,009	(94,793,944)
Net increase (decrease) in net assets resulting from operations	12,912,159	(127,984,455)
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(340,259)	(50,148)
Class T	(1,662,723)	(1,151,430)
Total dividends from net investment income	(2,002,982)	(1,201,578)
Distributions from net realized gains
Class R	—	(1,996,522)
Class T	—	(16,748,866)
Total distributions from net realized gains	—	(18,745,388)
Trust share transactions (Note 6)
Net proceeds from shares sold	43,086,407	68,111,502
Net asset value of shares issued in reinvestment of dividends and distributions	1,999,292	19,916,546
Cost of shares reacquired	(60,551,781)	(87,020,927)
Net increase (decrease) in net assets from Trust share transactions	(15,466,082)	1,007,121
Total decrease	(4,556,905)	(146,924,300)

NET ASSETS
Beginning of year	198,775,723	345,700,023
End of year(a)	$194,218,818	$198,775,723
(a) Includes undistributed net investment income of	$999,436	$1,789,138

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	161

Statement of Changes in Net Assets (continued)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Year Ended October 31, 2009	Year Ended October 31, 2008

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$4,464,899	$7,584,058
Net realized loss on investment and foreign currency transactions	(71,204,746)	(35,177,662)
Net change in unrealized appreciation (depreciation) of investments	71,248,613	(127,243,378)
Net increase (decrease) in net assets resulting from operations	4,508,766	(154,836,982)
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(1,487,784)	(478,872)
Class T	(5,593,931)	(6,667,475)
Total dividends from net investment income	(7,081,715)	(7,146,347)
Distributions from net realized gains
Class R	—	(2,552,515)
Class T	—	(26,245,278)
Total distributions from net realized gains	—	(28,797,793)
Trust share transactions (Note 6)
Net proceeds from shares sold	50,030,153	76,462,326
Net asset value of shares issued in reinvestment of dividends and distributions	6,894,855	34,220,003
Cost of shares reacquired	(70,869,503)	(108,763,708)
Net increase (decrease) in net assets from Trust share transactions	(13,944,495)	1,918,621
Total decrease	(16,517,444)	(188,862,501)

NET ASSETS
Beginning of year	214,995,318	403,857,819
End of year(a)	$198,477,874	$214,995,318
(a) Includes undistributed net investment income of	$3,091,189	$5,703,717

See Notes to Financial Statements.

162	THE TARGET PORTFOLIO TRUST

Statement of Changes in Net Assets (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Year Ended October 31, 2009	Year Ended October 31, 2008

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(300,897)	$93,405
Net realized loss on investment and foreign currency transactions	(25,907,355)	(18,990,580)
Net change in unrealized appreciation (depreciation) of investments	31,996,132	(52,301,656)
Net increase (decrease) in net assets resulting from operations	5,787,880	(71,198,831)
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	—	—
Class T	(93,303)	—
Total dividends from net investment income	(93,303)	—
Distributions from net realized gains
Class R	—	—
Class T	—	—
Total distributions from net realized gains	—	—
Trust share transactions (Note 6)
Net proceeds from shares sold	21,929,360	31,455,208
Net asset value of shares issued in reinvestment of dividends and distributions	93,098	—
Cost of shares reacquired	(23,759,246)	(33,985,933)
Net decrease in net assets from Trust share transactions	(1,736,788)	(2,530,725)
Total increase (decrease)	3,957,789	(73,729,556)

NET ASSETS
Beginning of year	76,842,149	150,571,705
End of year(a)	$80,799,938	$76,842,149
(a) Includes undistributed net investment income of	—	$81,789

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	163

Statement of Changes in Net Assets (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Year Ended October 31, 2009	Year Ended October 31, 2008

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$6,667,626	$5,907,966
Net realized loss on investment and foreign currency transactions	(57,106,694)	(6,335,092)
Net change in unrealized appreciation (depreciation) of investments	120,705,477	(153,060,766)
Net increase (decrease) in net assets resulting from operations	70,266,409	(153,487,892)
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(266,471)	(184,467)
Class T	(6,116,250)	(5,212,824)
Total dividends from net investment income	(6,382,721)	(5,397,291)
Distributions from net realized gains
Class R	(133,152)	(975,462)
Class T	(2,134,010)	(22,449,550)
Total distributions from net realized gains	(2,267,162)	(23,425,012)
Trust share transactions (Note 6)
Net proceeds from shares sold	227,724,010	254,520,649
Net asset value of shares issued in reinvestment of dividends and distributions	8,251,408	28,185,614
Cost of shares reacquired	(122,576,875)	(130,437,091)
Net increase in net assets from Trust share transactions	113,398,543	152,269,172
Total increase (decrease)	175,015,069	(30,041,023)

NET ASSETS
Beginning of year	396,761,252	426,802,275
End of year(a)	$571,776,321	$396,761,252
(a) Includes undistributed net investment income of	$5,213,735	$4,925,952

See Notes to Financial Statements.

164	THE TARGET PORTFOLIO TRUST

Statement of Changes in Net Assets (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Year Ended October 31, 2009	Year Ended October 31, 2008

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$2,766,466	$6,220,134
Net realized loss on investment and foreign currency transactions	(27,158,854)	(4,423,850)
Net change in unrealized appreciation (depreciation) of investments	61,756,217	(152,509,990)
Net increase (decrease) in net assets resulting from operations	37,363,829	(150,713,706)
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(1,723,488)	(483,414)
Class T	(6,068,415)	(5,909,515)
Total dividends from net investment income	(7,791,903)	(6,392,929)
Distributions from net realized gains
Class R	—	(3,376,642)
Class T	—	(31,835,131)
Total distributions from net realized gains	—	(35,211,773)
Trust share transactions (Note 6)
Net proceeds from shares sold	35,995,759	61,750,269
Net asset value of shares issued in reinvestment of dividends and distributions	7,779,809	41,528,330
Cost of shares reacquired	(56,609,450)	(75,402,081)
Net increase (decrease) in net assets from Trust share transactions	(12,833,882)	27,876,518
Total increase (decrease)	16,738,044	(164,441,890)

NET ASSETS
Beginning of year	159,452,327	323,894,217
End of year(a)	$176,190,371	$159,452,327
(a) Includes undistributed net investment income of	$1,299,400	$3,945,290

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	165

Statement of Changes in Net Assets (continued)

	INTERNATIONAL BOND PORTFOLIO
	Year Ended October 31, 2009	Year Ended October 31, 2008

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$737,801	$1,135,128
Net realized gain on investment and foreign currency transactions	551,183	2,831,361
Net change in unrealized appreciation (depreciation) of investments	1,581,449	(4,532,452)
Net increase (decrease) in net assets resulting from operations	2,870,433	(565,963)
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	—	—
Class T	(2,979,472)	—
Total dividends from net investment income	(2,979,472)	—
Distributions from net realized gains
Class R	—	—
Class T	—	—
Total distributions from net realized gains	—	—
Trust share transactions (Note 6)
Net proceeds from shares sold	2,823,974	2,097,222
Net asset value of shares issued in reinvestment of dividends and distributions	2,974,395	—
Cost of shares reacquired	(9,747,018)	(11,195,986)
Net decrease in net assets from Trust share transactions	(3,948,649)	(9,098,764)
Total decrease	(4,057,688)	(9,664,727)

NET ASSETS
Beginning of year	29,345,963	39,010,690
End of year(a)	$25,288,275	$29,345,963
(a) Includes undistributed net income of	$916,171	$2,967,697

See Notes to Financial Statements.

166	THE TARGET PORTFOLIO TRUST

Statement of Changes in Net Assets (continued)

	TOTAL RETURN BOND PORTFOLIO
	Year Ended October 31, 2009	Year Ended October 31, 2008

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$11,649,179	$11,925,071
Net realized gain on investment and foreign currency transactions	11,661,674	13,300,433
Net change in unrealized appreciation (depreciation) of investments	33,359,098	(33,101,400)
Net increase (decrease) in net assets resulting from operations	56,669,951	(7,875,896)
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(3,535,132)	(1,846,601)
Class T	(13,345,904)	(9,917,028)
Total dividends from net investment income	(16,881,036)	(11,763,629)
Distributions from net realized gains
Class R	(3,017,305)	—
Class T	(10,520,280)	—
Total distributions from net realized gains	(13,537,585)	—
Trust share transactions (Note 6)
Net proceeds from shares sold	68,985,781	120,139,933
Net asset value of shares issued in reinvestment of dividends and distributions	30,027,837	11,740,429
Cost of shares reacquired	(84,213,284)	(70,984,957)
Net increase in net assets from Trust share transactions	14,800,334	60,895,405
Total increase	41,051,664	41,255,880

NET ASSETS
Beginning of year	248,188,643	206,932,763
End of year(a)	$289,240,307	$248,188,643
(a) Includes undistributed net investment income of	—	$2,468,626

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	167

Statement of Changes in Net Assets (continued)

	INTERMEDIATE-TERM BOND PORTFOLIO
	Year Ended October 31, 2009	Year Ended October 31, 2008

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$7,603,858	$9,586,655
Net realized gain on investment and foreign currency transactions	15,720,284	15,125,296
Net change in unrealized appreciation (depreciation) of investments	10,964,280	(12,686,242)
Net increase in net assets resulting from operations	34,288,422	12,025,709
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	—	—
Class T	(8,959,248)	(10,823,628)
Total dividends from net investment income	(8,959,248)	(10,823,628)
Distributions from net realized gains
Class R	—	—
Class T	(12,273,664)	—
Total distributions from net realized gains	(12,273,664)	—
Trust share transactions (Note 6)
Net proceeds from shares sold	64,400,801	22,926,973
Net asset value of shares issued in reinvestment of dividends and distributions	21,102,156	10,817,173
Cost of shares reacquired	(57,589,570)	(63,821,113)
Net increase (decrease) in net assets from Trust share transactions	27,913,387	(30,076,967)
Total increase (decrease)	40,968,897	(28,874,886)

NET ASSETS
Beginning of year	204,547,931	233,422,817
End of year(a)	$245,516,828	$204,547,931
(a) Includes undistributed net investment income of	—	$565,449

See Notes to Financial Statements.

168	THE TARGET PORTFOLIO TRUST

Statement of Changes in Net Assets (continued)

	MORTGAGE BACKED SECURITIES PORTFOLIO
	Year Ended October 31, 2009	Year Ended October 31, 2008

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$3,239,661	$4,122,927
Net realized loss on investment and foreign currency transactions	(505,444)	(645,329)
Net change in unrealized appreciation (depreciation) of investments	3,757,193	(3,345,859)
Net increase in net assets resulting from operations	6,491,410	131,739
Dividends and Distributions (Note 1)
Dividends from net investment income	(3,475,197)	(4,312,137)
Trust share transactions (Note 6)
Net proceeds from shares sold	907,511	2,057,259
Net asset value of shares issued in reinvestment of dividends and distributions	3,413,900	4,354,324
Cost of shares reacquired	(17,594,089)	(24,443,690)
Net decrease in net assets from Trust share transactions	(13,272,678)	(18,032,107)
Total decrease	(10,256,465)	(22,212,505)

NET ASSETS
Beginning of year	51,368,263	73,580,768
End of year(a)	$41,111,798	$51,368,263
(a) Includes undistributed net investment income of	$86,565	$168,578

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	169

Statement of Changes in Net Assets (continued)

	U.S. GOVERNMENT MONEY MARKET PORTFOLIO
	Year Ended October 31, 2009	Year Ended October 31, 2008

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$311,289	$2,209,909
Net realized gain on investment and foreign currency transactions	1,273	12,197
Net increase in net assets resulting from operations	312,562	2,222,106
Dividends and Distributions (Note 1)
Dividends from net investment income	(311,289)	(2,209,909)
Trust share transactions (Note 6)(b)
Net proceeds from shares sold	88,398,221	151,264,824
Net asset value of shares issued in reinvestment of dividends and distributions	344,156	2,249,665
Cost of shares reacquired	(91,356,979)	(151,749,323)
Net increase (decrease) in net assets from Trust share transactions	(2,614,602)	1,765,166
Total increase (decrease)	(2,613,329)	1,777,363

NET ASSETS
Beginning of year	68,844,419	67,067,056
End of year(a)	$66,231,090	$68,844,419
(a) Includes undistributed net investment income of	$15,656	$14,383
(b) Trust share transactions are at $1 per share for the U.S. Government Money Market Portfolio

See Notes to Financial Statements.

170	THE TARGET PORTFOLIO TRUST

Statement of Cash Flows

MORTGAGE BACKED SECURITIES PORTFOLIO
Year Ended October 31, 2009

INCREASE (DECREASE) IN CASH
Cash flows provided from operating activities:
Interest and dividends received	$3,842,488
Operating expenses paid	(444,100)
Interest expenses paid	(124,107)
Purchases of long-term portfolio investments	(291,055,219)
Proceeds from disposition of short-term portfolio investments	4,945,442
Proceeds from disposition of long-term portfolio investments	347,415,011
Net proceeds from cover of short sales	(29,830,984)
Decrease in other assets	(905,460)
Net cash provided from operating activities	33,843,071
Cash flows from financing activities:
Net proceeds from reverse repurchase agreement transactions	(17,000,000)
Cash dividends paid	(23,248)
Proceeds from shares sold	953,069
Payment of shares redeemed	(17,772,892)
Net cash provided by financing activities	(33,843,071)
Net change in cash	—
Cash at beginning of year	—
Cash at end of year	$—
Reconciliation of Net Change in Net Assets to Net Cash Provided From Operating Activities
Net increase in net assets resulting from operations	$6,491,410
Change in investments	14,423,419
Net realized loss on investments	505,444
Net increase in unrealized appreciation on investments	(3,757,193)
Change in receivable for investments sold	28,463,089
Change in interest receivable	108,557
Change in other assets	(299,917)
Change in payable for investments purchased	(11,995,970)
Change in accrued expenses and other liabilities	(95,768)
Total adjustments	27,351,661
Net cash provided from operating activities	$33,843,071

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	171

Notes to Financial Statements

The TARGET Portfolio Trust (the “Trust”) is an open-end management investment company. The Trust was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the “Portfolio” or “Portfolios”). All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International Bond Portfolio. Investment operations commenced on January 5, 1993, with the exception of the International Bond Portfolio, which commenced on May 17, 1994.

The Portfolios and their investment objectives are as follows:

•

Large Capitalization Growth Portfolio—long-term capital appreciation through investment primarily in stocks of large corporations that, in the investment adviser’s opinion, should have earnings growth faster than that of the S&P 500;

•

Large Capitalization Value Portfolio—total return consisting of capital appreciation and dividend income through investment primarily in stocks of large corporations that, in the adviser’s opinion, are undervalued;

•

Small Capitalization Growth Portfolio—maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser’s opinion, should have earnings growth faster than that of the U.S. economy in general;

•

Small Capitalization Value Portfolio—above average capital appreciation through investment in small company common stocks that, in the adviser’s opinion, are undervalued or overlooked in the marketplace;

•	International Equity Portfolio—capital appreciation through investment primarily in stocks of companies domiciled outside the United States;

•	International Bond Portfolio—high total return through investment primarily in high-quality, foreign debt securities;

•

Total Return Bond Portfolio—total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years;

•

Intermediate-Term Bond Portfolio—current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years;

•

Mortgage Backed Securities Portfolio—high current income primarily and capital appreciation secondarily, each consistent with the protection of capital through investment primarily in mortgage related securities;

•

U.S. Government Money Market Portfolio—maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

172	THE TARGET PORTFOLIO TRUST

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Portfolios in the preparation of its financial statements.

Securities Valuations: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and ask prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Certain Portfolios held illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Each Portfolio may hold up to 15% of its net assets in illiquid securities, except for the U.S. Government Money Market Portfolio, which may hold up to 10% of its net assets in illiquid securities.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

U.S. Government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer (a dealer that trades in U.S. Government securities within the Federal Reserve System).

Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost.

THE TARGET PORTFOLIO TRUST	173

Short-term debt securities held by the other Portfolios, which mature in 60 days or less, are valued at amortized cost, which approximates fair value. Short-term debt securities held by the other Portfolios, which mature in more than 60 days, are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Trust’s policy that its custodian or designated sub custodians under tri-party repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on financial futures contracts.

The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to financial futures contracts.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets

174	THE TARGET PORTFOLIO TRUST

and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Foreign Currency Contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currency transactions. Gains or losses are realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gains or losses on purchased options are included in net realized gains or losses on investment transactions. Gains or losses on written options are presented separately as net realized gains or losses on options written.

The Portfolio, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currencies underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to options.

Short Sales: Certain portfolios of the Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the

THE TARGET PORTFOLIO TRUST	175

market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Swap Agreements: The Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. In connection with these agreements, securities may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as a recourse in the event of default or bankruptcy/insolvency of either party.

Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates (fixed and variable), applied to a notional principal amount for a specified period.

Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party/obligation, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payments that a Portfolio as a seller of protection could be required to pay under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolios of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying /selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit sound-

176	THE TARGET PORTFOLIO TRUST

ness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Some Portfolios may enter into total return swaps to manage their exposure to a security, commodity or an index. In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount.

These swap agreements involve, to varying degrees, elements of credit, market risk and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. The swaps are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed in the footnotes to the Portfolio of Investments.

Certain Portfolios have entered into over-the-counter derivative agreements. Such agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty to early terminate the contract(s) may impact the amounts reported on the financial statements. As of October 31, 2009, the Portfolios have not met conditions under such agreements that give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Portfolios invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on each Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

THE TARGET PORTFOLIO TRUST	177

Fair values of derivative instruments as of October 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Small Capitalization Value
Equity contracts	—	$—		Due to broker for variation margin	$67,460	*

International Equity
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	$21,635		Unrealized depreciation on forward currency contracts	$68,095
Equity contracts	Unaffiliated investments	18,225		—	—

Total		$39,860			$68,095

International Bond
Interest rate contracts	Due from broker for variation margin	$758	*	Due from broker for variation margin	$1,648	*
Interest rate contracts	Unrealized appreciation on swaps	33,699		Unrealized depreciation on swaps	5,266
Interest rate contracts	Payments made for swap agreements	32,190		Payments received for swap agreements	1,983
Interest rate contracts	—	—		Options written	6,019
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	61,963		Unrealized depreciation on forward currency contracts	155,147
Foreign exchange contracts	—	—		Options written	7,078
Credit contracts	Unrealized appreciation on swaps	92,978		Unrealized depreciation on swaps	77,143
Credit contracts	Payments made for swap agreements	81,581		Payments received for swap agreements	5,371

Total		$303,169			$259,655

Total Return Bond
Interest rate contracts	Due from broker for variation margin	$1,111,737	*	Payments received for swap agreements	$131,521
Interest rate contracts	Unrealized appreciation on swaps	675,142		Unrealized depreciation on swaps	49,553
Interest rate contracts	—	—		Options written	150
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	138,614		Unrealized depreciation on forward currency contracts	138,048
Credit contracts	Unrealized appreciation on swaps	1,155,546		Unrealized depreciation on swaps	294,169
Credit contracts	Payments made for swap agreements	193,187		Payments received for swap agreements	500,308

Total		$3,274,226			$1,113,749

178	THE TARGET PORTFOLIO TRUST

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Intermediate-Term Bond
Interest rate contracts	Due from broker for variation margin	$1,225,266	*	Options written	$15,671
Interest rate contracts	—	—		Unrealized depreciation on swaps	98,380
Interest rate contracts	—	—		Payments received for swap agreements	32,453
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	4,202		Unrealized depreciation on forward currency contracts	28,721
Credit contracts	Unrealized appreciation on swaps	34,224		Unrealized depreciation on swaps	87,736
Credit contracts	Payments made for swap agreements	7,661		Payments received for swap agreements	10,659

Total		$1,271,353			$273,620

Mortgage Backed Securities
Interest rate contracts	Due from broker for variation margin	$40,875	*	Due from broker for variation margin	$125,925	*
Interest rate contracts	Unrealized appreciation on swaps	59,940		Unrealized depreciation on swaps	92,258

Total		$100,815			$218,183

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Large Capitalization Growth
Equity contracts	$—	$—	$—	$(152,965)	$—	$—	$—	$(152,965)

Small Capitalization Value
Equity contracts	$—	$—	$—	$174,767	$—	$—	$—	$174,767

International Equity
Foreign exchange contracts	$—	$—	$—	$—	$—	$—	$2,510,457	$2,510,457
Equity contracts	(113,958)	10,443	—	—	—	—	—	(103,515)

Total	$(113,958)	$10,443	$—	$—	$—	$—	$2,510,457	$2,406,942

THE TARGET PORTFOLIO TRUST	179

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income (continued)
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
International Bond
Interest rate contracts	$—	$—	$968,455	$281,547	$(746,269)	$(1,214,201)	$—	$(710,468)
Foreign exchange contracts	—	—	—	—	—	—	(2,059,753)	(2,059,753)
Credit contracts	—	—	—	—	—	(1,905)	—	(1,905)

Total	$—	$—	$968,455	$281,547	$(746,269)	$(1,216,106)	$(2,059,753)	$(2,772,126)

Total Return Bond
Interest rate contracts	$—	$—	$2,946,881	$793,724	$(2,151,222)	$(3,382,418)	$—	$(1,793,035)
Foreign exchange contracts	—	—	302,900	—	—	—	(847,725)	(544,825)
Credit contracts	—	—	—	—	—	(33,634)	—	(33,634)
Equity contracts	—	—	(200)	—	(4,928)	—	—	(5,128)

Total	$—	$—	$3,249,581	$793,724	$(2,156,150)	$(3,416,052)	$(847,725)	$(2,376,622)

Intermediate-Term Bond
Interest rate contracts	$—	$—	$(27,448)	$8,482,531	$(302,318)	$5,202,001	$—	$13,354,766
Foreign exchange contracts	—	—	—	—	—	—	216,303	216,303
Credit contracts	—	—	—	—	—	322,941	—	322,941

Total	$—	$—	$(27,448)	$8,482,531	$(302,318)	$5,524,942	$216,303	$13,894,010

Mortgage Backed Securities
Interest rate contracts	$—	$—	$—	$(914,666)	$—	$(30,892)	$—	$(945,558)
Credit contracts	—	—	—	—	—	(17,316)	—	(17,316)

Total	$—	$—	$—	$(914,666)	$—	$(48,208)	$—	$(962,874)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Large Capitalization Growth
Equity contracts	$—	$—	$—	$17,518	$—	$—	$—	$17,518

Small Capitalization Value
Equity contracts	$—	$—	$—	$4,440	$—	$—	$—	$4,440

180	THE TARGET PORTFOLIO TRUST

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (continued)
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
International Equity
Foreign exchange contracts	$—	$—	$—	$—	$—	$—	$(3,086,529)	$(3,086,529)
Equity contracts	18,225	—	—	—	—	—	—	18,225

Total	$18,225	$—	$—	$—	$—	$—	$(3,086,529)	$(3,068,304)

International Bond
Interest rate contracts	$—	$—	$(168,475)	$21,990	$54,100	$264,156	$—	$171,771
Foreign exchange contracts	—	—	—	—	1,513	—	264,363	265,876
Credit contracts	—	—	—	—	—	(200,148)	—	(200,148)

Total	$—	$—	$(168,475)	$21,990	$55,613	$64,008	$264,363	$237,499

Total Return Bond
Interest rate contracts	$—	$—	$(2,135,023)	$(1,694,014)	$288,053	$—	$—	$(3,540,984)
Foreign exchange contracts	—	—	308,225	—	—	—	512,899	821,124
Credit contracts	—	—	—	—	—	(2,077,302)	—	(2,077,302)
Equity contracts	—	—	—	—	—	1,936,091	—	1,936,091

Total	$—	$—	$(1,826,798)	$(1,694,014)	$288,053	$(141,211)	$512,899	$(2,861,071)

Intermediate-Term Bond
Interest rate contracts	$—	$—	$(14,487)	$(3,239,464)	$224,073	$(2,362,279)	$—	$(5,392,157)
Foreign exchange contracts	—	—	—	—	—	—	(114,631)	(114,631)
Credit contracts	—	—	—	—	—	515,281	—	515,281

Total	$—	$—	$(14,487)	$(3,239,464)	$224,073	$(1,846,998)	$(114,631)	$(4,991,507)

Mortgage Backed Securities
Interest rate contracts	$—	$—	$—	$(353,644)	$—	$(134,849)	$—	$(488,493)

THE TARGET PORTFOLIO TRUST	181

For the year ended October 31, 2009, the average volumes of derivative activities are as follows:

Portfolio	Purchased Options(1)	Written Options(2)	Futures Contracts—Long Positions(3)	Futures Contracts—Short Positions(3)	Forward foreign currency exchange purchase contracts(4)
Small Capitalization Value	$—	$—	$1,155,762	$—	$—
International Equity	—	—	—	—	4,046,063
International Bond	146,703	160,228	11,183,235	—	6,444,630
Total Return Bond	612,605	310,563	231,796,162	22,977,950	17,627,410
Intermediate-Term Bond	128,655	153,581	313,141,807	9,676,716	5,283,578
Mortgage Backed Securities	—	—	5,428,070	9,680,784	—

Portfolio	Forward foreign currency exchange sale contracts(5)	Interest rate swap agreements(6)	Credit default swap agreements—Buy Protection(6)	Credit default swap agreements—Sell Protection(6)
Small Capitalization Value	$—	$—	$—	$—
International Equity	11,930,212	—	—	—
International Bond	21,047,317	29,129,100	5,798,739	660,000
Total Return Bond	21,168,779	103,299,701	50,965,907	22,597,753
Intermediate-Term Bond	6,831,225	119,280,383	320,000	17,276,580
Mortgage Backed Securities	—	13,345,000	—	—

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Payable.
(5)	Value at Settlement Date Receivable.
(6)	Notional Amount.

Securities Lending: The Portfolio may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are

182	THE TARGET PORTFOLIO TRUST

delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount of debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the Portfolio or class level.

Dividends and Distributions: The Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio declare dividends of their net investment income daily and pay such dividends monthly. All other Portfolios declare and pay a dividend from net investment income, if any, at least annually. Each Portfolio declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-dividend date. Permanent book/ tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital, in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate tax-paying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust’s manager is Prudential Investments LLC (“PI”). PI manages the investment operations of the Trust, administers the Trust’s affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PI supervises the advisers’ performance of advisory services and makes recommendations to the Trustees as to whether the advisers’ contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Trust, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

The advisers noted below each furnished investment advisory services in connection with the management of the Portfolios. Each of the advisors of the equity Portfolios—Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio and International Equity Portfolio—manages a portion of the assets of the respective Portfolios. In general, in order to maintain a division of assets between the advisers as deemed appropriate by PI, all daily

THE TARGET PORTFOLIO TRUST	183

cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the advisers, as PI deems appropriate. In order to maintain an approximate allocation between the advisers in the ratio deemed appropriate by PI, a periodic rebalancing of each sub-advisor’s share of Portfolio assets may occur to account for market fluctuations.

At October 31, 2009, the sub-advisors that provide subadvisory services are:

Portfolio	Adviser
Large Capitalization Growth	Marsico Capital Management, LLC and Massachusetts Financial Services Company (effective 12/15/2008)
Large Capitalization Value	NFJ Investment Group, L.P. , Hotchkis and Wiley Capital Management, LLC and Eaton Vance Management (effective 12/15/2008)
Small Capitalization Growth . . .	Ashfield Capital Partners, LLC and Eagle Asset Management, Inc.
Small Capitalization Value	NFJ Investment Group L.P. , EARNEST Partners, LLC, Lee Munder Investments Limited, J.P. Morgan Investment Management, Inc. and Vaughan Nelson Investment Management, L.P.
International Equity	LSV Asset Management and Thornburg Investment Management, Inc.
International Bond, Total Return Bond and Intermediate-Term Bond	Pacific Investment Management Company LLC
Mortgage Backed Securities and U.S. Government Money Market . . .	Wellington Management Company, LLP

The management fee payable to PI is computed daily and paid monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PI, in turn, pays each adviser a fee for its services.

Portfolio	Contracted & Effective Management Fee
Large Capitalization Growth	0.60%
Large Capitalization Value	0.60%
Small Capitalization Growth	0.60%
Small Capitalization Value	0.60%
International Equity	0.70%
International Bond	0.50%
Total Return Bond	0.45%
Intermediate-Term Bond	0.45%
Mortgage Backed Securities	0.45%
U.S. Government Money Market	0.25%

The Trust has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class T and Class R shares of the Trust. The Trust compensates PIMS for distributing and servicing the Trust’s Class R shares, pursuant to plan of distribution (the “Class R Plan”), regardless of expenses actually incurred by PIMS. The distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class T shares of the Trust.

Pursuant to the Class R Plan, the Trust compensates PIMS for distribution related activities at an annual rate of up to .75 of 1% of the average daily net assets of the Class R shares. For the year ended October 31, 2009, PIMS has contractually agreed to limit such fees to .50 of 1% of the average daily net assets of the Class R shares through February 28, 2011.

184	THE TARGET PORTFOLIO TRUST

PI has voluntarily agreed to waive the management fees of the U.S. Government Money Market Portfolio such that the annualized 1-day yield (excluding capital gain or loss) does not fall below 0.25%. The threshold was reduced effective March 16, 2009, May 6, 2009 and September 25, 2009 to 0.10%, 0.05% and 0.025%, respectively. The waiver/reimbursement is voluntary and may be modified or terminated by PI at any time without notice. During the year ended October 31, 2009, PI has reimbursed the Fund as a result of this voluntary agreement in the amount of $193,090 or 0.23 of 1% of the U.S. Government Money Market Portfolio’s average daily net assets.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates where applicable.

For the year ended October 31, 2009, the amount of brokerage commissions earned by Wells Fargo Advisors, LLC, (“Wells Fargo”), an affiliate of PI, from portfolio transactions executed on behalf of the Portfolios were as follows:

Portfolio	Wells Fargo
Small Capitalization Growth	$292

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Trust’s security lending agent. For the year ended October 31, 2009, PIM was compensated for these services by the following Portfolios of the Trust:

Portfolio	PIM
Large Capitalization Growth	$86,200
Large Capitalization Value	39,538
Small Capitalization Growth	108,700
Small Capitalization Value	355,100

Certain Portfolios invest in the Taxable Money Market Series (the “Series”), a portfolio of the Dryden Core Investment Fund. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

THE TARGET PORTFOLIO TRUST	185

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government securities, for the year ended October 31, 2009, were as follows:

Portfolio	Purchases	Sales
Large Capitalization Growth . . .	$412,957,212	$423,395,455
Large Capitalization Value . . .	187,746,529	203,717,384
Small Capitalization Growth	66,595,462	67,641,292
Small Capitalization Value . . .	336,667,597	209,840,160
International Equity . . .	57,074,754	65,668,936
International Bond	164,903,164	187,781,198
Total Return Bond . . .	1,842,637,041	1,946,719,836
Intermediate-Term Bond	923,630,967	926,384,306
Mortgage Backed Securities	302,770,549	333,209,864

Transactions in options written during the year ended October 31, 2009, were as follows:

International Bond	Number of Contracts/ Notional Amount (000)	Premium Received
Options outstanding at October 31, 2008	12,900	$346,377
Options written	44,980	101,145
Options expired	(28,610)	(65,205)
Options closed	(13,070)	(350,584)

Options outstanding at October 31, 2009	16,200	$31,733

Intermediate-Term Bond	Number of Contracts/ Notional Amount (000)	Premium Received
Options outstanding at October 31, 2008	6,500	$181,120
Options written	73,220	366,443
Options expired	(30,720)	(86,992)
Options closed	(14,100)	(200,450)

Options outstanding at October 31, 2009	34,900	$260,121

Total Return Bond	Number of Contracts/ Notional Amount (000)	Premium Received
Options outstanding at October 31, 2008	82,900	$1,143,511
Options written	67,700	95,809
Options expired	(54,700)	(80,862)
Options closed	(71,900)	(1,150,118)

Options outstanding at October 31, 2009	24,000	$8,340

186	THE TARGET PORTFOLIO TRUST

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income or loss, accumulated net realized gains or losses and paid-in-capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on investments.

For the fiscal year ended October 31, 2009 the adjustments were as follows:

	Undistributed Net Investment Income or Loss	Accumulated Net Gain or Loss	Paid-In Capital In Excess of Par
Large Capitalization Growth(a)	$18,727	$(18,727)	$—
Large Capitalization Value(a)	4,288	(4,288)	—
Small Capitalization Growth(b),(g),(h)	302,555	—	(302,555)
Small Capitalization Value(f),(h)	2,878	(2,045)	(833)
International Equity(a)	2,379,547	(2.379,547)	—
International Bond(a),(c),(e)	190,145	(190,145)	—
Total Return Bond(a),(c),(d),(e)	2,435,485	(2,435,485)	—
Intermediate-Term Bond(a),(c),(d),(e),(f),(h)	548,221	(546,568)	(1,653)
Mortgage Backed Securities(c),(e)	153,523	(153,523)	—
U.S. Government Money Market(f)	1,273	(1,273)	—

(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of net operating loss.
(c)	Reclassification of swap income.
(d)	Reclassification of income from defaulted securities.
(e)	Reclassification of paydowns.
(f)	Redesignation of distributions.
(g)	Distributions in excess of net investment income.
(h)	Non-deductible expenses.

Net investment income or loss, net realized gains or losses and net assets were not affected by these adjustments.

For the fiscal year ended October 31, 2009, the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were as follows:

	Ordinary Income	Long-Term Capital Gains	Distributions in excess of Net Investment Income	Total Dividends and Distributions
Large Capitalization Growth	$2,002,982	$—	$—	$2,002,982
Large Capitalization Value	7,081,715	—	—	7,081,715
Small Capitalization Growth	92,701	—	602	93,303
Small Capitalization Value	6,380,676	2,269,207	—	8,649,883
International Equity	7,791,903	—	—	7,791,903
International Bond	2,979,472	—	—	2,979,472
Total Return Bond	30,216,702	201,919	—	30,418,621
Intermediate-Term Bond	13,914,499	7,318,413	—	21,232,912
Mortgage Backed Securities	3,475,197	—	—	3,475,197
U.S. Government Money Market	311,289	—	—	311,289

THE TARGET PORTFOLIO TRUST	187

For the fiscal year ended October 31, 2008, the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were as follows:

	Ordinary Income	Long-Term Capital Gains	Total Dividends and Distributions
Large Capitalization Growth	$2,843,653	$17,103,313	$19,946,966
Large Capitalization Value	14,687,549	21,256,591	35,944,140
Small Capitalization Value	13,091,103	15,731,200	28,822,303
International Equity	18,093,678	23,511,024	41,604,702
Total Return Bond	11,763,629	—	11,763,629
Intermediate-Term Bond	10,823,628	—	10,823,628
Mortgage Backed Securities	4,312,137	—	4,312,137
U.S. Government Money Market	2,209,909	—	2,209,909

For federal income tax purposes, dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income. Long-term capital gain distributions are taxable as such.

As of October 31, 2009, the Portfolios had the following amounts of accumulated undistributed earnings on a tax basis:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Large Capitalization Growth	$1,009,692	$—
Large Capitalization Value	3,101,375	—
Small Capitalization Value	5,223,702	—
International Equity	1,276,400	—
International Bond	926,314	213,853
Total Return Bond	7,701,159	—
Intermediate-Term Bond	7,910,420	4,318,870
Mortgage Backed Securities	195,284	—
U.S. Government Money Market	25,862	—

This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

For federal income tax purposes, certain Portfolios had capital loss carryforwards as of October 31, 2009 of approximately:

	Expiring October 31,
	2010	2011	2012	2013	2014	2015	2016	2017	Total
Large Capitalization Growth	$—	$—	$—	$—	$—	$—	$31,755,000	$32,835,000	$64,590,000
Large Capitalization Value	—	—	—	—	—	—	18,709,000	74,753,000	93,462,000
Small Capitalization Growth	3,809,000	6,730,000	—	—	—	—	18,082,000	26,562,000	55,183,000
Small Capitalization Value	—	—	—	—	—	—	—	54,590,000	54,590,000
International Equity	—	—	—	—	—	—	2,993,000	28,616,000	31,609,000
Mortgage Backed Securities	—	969,000	255,000	65,000	1,665,000	900,000	531,000	1,013,000	5,398,000

188	THE TARGET PORTFOLIO TRUST

Accordingly, no capital gain distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforwards. It is uncertain whether the Portfolios will be able to realize the full benefit prior to expiration dates.

The following Portfolio utilized capital loss carryforward to offset net taxable capital gains realized in the fiscal year ended October 31, 2009 of approximately:

International Bond	$132,000

The federal income tax basis of the Portfolio’s investments and the net unrealized appreciation (depreciation) as of October 31, 2009 were as follows:

	Tax Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Other Cost Basis Adjustments	Total Net Unrealized Appreciation/ (Depreciation)
Large Capitalization Growth	$208,003,690	$32,018,611	$(12,603,042)	$19,415,569	$317	$19,415,886
Large Capitalization Value	227,434,656	23,573,594	(24,049,103)	(475,509)	747	(474,762)
Small Capitalization Growth	99,205,959	11,745,755	(6,703,932)	5,041,823	—	5,041,823
Small Capitalization Value	659,735,841	76,334,676	(52,014,857)	24,319,819	—	24,319,819
International Equity	176,772,779	24,440,786	(26,179,277)	(1,738,491)	117,912	(1,620,579)
International Bond	31,929,082	1,676,987	(1,155,931)	521,056	53,609	574,665
Total Return Bond	307,793,585	9,553,600	(10,053,363)	(499,763)	1,847,443	1,347,680
Intermediate-Term Bond	241,795,505	7,503,912	(7,619,959)	(116,047)	(498,346)	(614,393)
Mortgage Backed Securities	61,686,997	2,886,849	(2,204,621)	682,228	(32,318)	649,910

The difference between book basis and tax basis are primarily attributable to deferred losses on wash sales and other book to tax differences. The other cost basis adjustments are primarily attributable to appreciation (depreciation) on written options, futures, swaps, short sales, forward currency contracts and mark-to-market of receivables and payables.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provisions for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

THE TARGET PORTFOLIO TRUST	189

Note 6. Capital

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest were as follows:

	Class R		Class T
	Shares	Amount	Shares	Amount
Large Capitalization Growth
Year Ended October 31, 2009:
Sold	3,603,014	$34,452,112	930,241	$8,634,295
Reinvested	37,309	340,259	181,513	1,659,033
Redeemed	(1,959,929)	(18,247,063)	(4,520,602)	(42,304,718)

Net Increase (Decrease)	1,680,394	$16,545,308	(3,408,848)	$(32,011,390)

Year Ended October 31, 2008:
Sold	4,174,936	$57,482,189	834,274	$10,629,313
Reinvested	130,694	2,046,671	1,137,484	17,869,875
Redeemed	(1,355,025)	(17,724,892)	(5,081,907)	(69,296,035)

Net Increase (Decrease)	2,950,605	$41,803,968	(3,110,149)	$(40,796,847)

Large Capitalization Value
Year Ended October 31, 2009:
Sold	4,875,956	$37,563,492	1,673,548	$12,466,661
Reinvested	191,725	1,487,784	696,788	5,407,071
Redeemed	(2,399,695)	(18,326,429)	(6,924,069)	(52,543,074)

Net Increase (Decrease)	2,667,986	$20,724,847	(4,553,733)	$(34,669,342)

Year Ended October 31, 2008:
Sold	4,691,921	$58,193,466	1,488,277	$18,268,860
Reinvested	216,837	3,031,385	2,230,945	31,188,618
Redeemed	(1,490,199)	(17,215,469)	(7,513,671)	(91,548,239)

Net Increase (Decrease)	3,418,559	$44,009,382	(3,794,449)	$(42,090,761)

Small Capitalization Growth
Year Ended October 31, 2009:
Sold	2,294,608	$15,506,271	988,798	$6,423,089
Reinvested	—	—	14,592	93,098
Redeemed	(1,238,036)	(8,353,022)	(2,294,512)	(15,406,224)

Net Increase (Decrease)	1,056,572	$7,153,249	(1,291,122)	$(8,890,037)

Year Ended October 31, 2008
Sold	2,361,701	$24,783,256	646,754	$6,671,952
Reinvested	—	—	—	—
Redeemed	(710,100)	(6,980,383)	(2,578,273)	(27,005,550)

Net Increase (Decrease)	1,651,601	$17,802,873	(1,931,519)	$(20,333,598)

190	THE TARGET PORTFOLIO TRUST

	Class R		Class T
	Shares	Amount	Shares	Amount
Small Capitalization Value
Year Ended October 31, 2009:
Sold	1,336,960	$17,866,327	16,004,482	$209,857,683
Reinvested	31,716	399,623	621,677	7,851,785
Redeemed	(796,286)	(10,690,623)	(8,253,113)	(111,886,252)

Net Increase (Decrease)	572,390	$7,575,327	8,373,046	$105,823,216

Year Ended October 31, 2008
Sold	1,444,029	$26,235,024	12,894,581	$228,285,625
Reinvested	62,362	1,159,928	1,449,099	27,025,686
Redeemed	(589,766)	(10,315,042)	(6,735,394)	(120,122,049)

Net Increase (Decrease)	916,625	$17,079,910	7,608,286	$135,189,262

International Equity
Year Ended October 31, 2009:
Sold	3,280,109	$29,009,042	856,044	$6,986,717
Reinvested	211,731	1,723,489	744,020	6,056,320
Redeemed	(2,134,619)	(19,054,186)	(4,339,698)	(37,555,264)

Net Increase (Decrease)	1,357,221	$11,678,345	(2,739,634)	$(24,512,227)

Year Ended October 31, 2008
Sold	3,397,842	$47,390,921	1,158,108	$14,359,348
Reinvested	237,394	3,860,041	2,315,199	37,668,289
Redeemed	(1,024,230)	(13,321,156)	(4,499,788)	(62,080,925)

Net Increase (Decrease)	2,611,006	$37,929,806	(1,026,481)	$(10,053,288)

International Bond
Year Ended October 31, 2009:
Sold	—	$—	360,277	$2,823,974
Reinvested	—	—	414,839	2,974,395
Redeemed	—	—	(1,271,395)	(9,747,018)

Net Increase (Decrease)	—	$—	(496,279)	$(3,948,649)

Year Ended October 31, 2008:
Sold	—	$—	247,183	$2,097,222
Reinvested	—	—	—	—
Redeemed	—	—	(1,321,925)	(11,195,986)

Net Increase (Decrease)	—	$—	(1,074,742)	$(9,098,764)

Total Return Bond
Year Ended October 31, 2009:
Sold	3,396,499	$34,817,492	3,290,941	$34,168,289
Reinvested	657,117	6,492,102	2,365,696	23,535,735
Redeemed	(2,913,476)	(28,813,854)	(5,514,333)	(55,399,430)

Net Increase (Decrease)	1,140,140	$12,495,740	142,304	$2,304,594

Year Ended October 31, 2008:
Sold	4,964,690	$53,274,308	6,160,070	$66,865,625
Reinvested	171,830	1,830,430	920,683	9,909,999
Redeemed	(1,988,187)	(21,055,023)	(4,724,068)	(49,929,934)

Net Increase (Decrease)	3,148,333	$34,049,715	2,356,685	$26,845,690

THE TARGET PORTFOLIO TRUST	191

	Class R		Class T
	Shares	Amount	Shares	Amount
Intermediate-Term Bond
Year Ended October 31, 2009:
Sold	—	$—	6,181,966	$64,400,801
Reinvested	—	—	2,083,856	21,102,156
Redeemed	—	—	(5,550,896)	(57,589,570)

Net Increase (Decrease)	—	$—	2,714,926	$27,913,387

Year Ended October 31, 2008:
Sold	—	$—	2,182,053	$22,926,973
Reinvested	—	—	1,031,563	10,817,173
Redeemed	—	—	(6,075,512)	(63,821,113)

Net Increase (Decrease)	—	$—	(2,861,896)	$(30,076,967)

Mortgage Backed Securities
Year Ended October 31, 2009:
Sold	—	$—	95,280	$907,511
Reinvested	—	—	361,997	3,413,900
Redeemed	—	—	(1,875,165)	(17,594,089)

Net Increase (Decrease)	—	$—	(1,417,888)	$(13,272,678)

Year Ended October 31, 2008:
Sold	—	$—	204,617	$2,057,259
Reinvested	—	—	442,622	4,354,324
Redeemed	—	—	(2,494,584)	(24,443,690)

Net Increase (Decrease)	—	$—	(1,847,345)	$(18,032,107)

Note 7. Borrowings

The Trust (excluding U.S. Government Money Market), along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pays a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The following Portfolios utilized the line of credit during the year ended October 31, 2009. The average balance outstanding is for the number of days that each Portfolio had an outstanding balance.

Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at October 31, 2009
Large Capitalization Value	$802,816	1.56%	19	—
Small Capitalization Growth	395,267	1.19%	15	—
International Equity . . .	345,201	1.33%	72	$668,000

192	THE TARGET PORTFOLIO TRUST

Reverse Repurchase Agreements: Mortgage Backed Securities Portfolio enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust’s Board of Trustees. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

The average daily balance of reverse repurchase agreements outstanding during year ended October 31, 2009 in the Mortgage Backed Securities Portfolio was approximately $14,318,847 at a weighted average interest rate of approximately 0.44%. The average daily balance is based on the number of days the Portfolio had an outstanding balance. The maximum amount of total reverse repurchase agreements outstanding at any month-end during the period was approximately $18,000,000 as of November 30, 2008 which was 36% of total assets.

Note 8. Other

During the reporting period, with the approval of the Board of Trustees, the U.S. Government Money Market Portfolio participated in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”) through its expiration on September 18, 2009. In connection with the participation, the Portfolio incurred $46,511 in fees which was 0.05% of average daily net assets.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolios through December 23, 2009, the date the financial statements were issued, and has determined that, except for the following distributions, there were no subsequent events requiring recognition or disclosure in the financial statements:

Portfolio		Declaration Date	Paid to Shareholders of Record	Ex-Dividend Date	Ordinary Income	Long-Term Capital Gains	Short-Term Capital Gains
Large Capitalization Growth	Class R	12/11/2009	12/14/2009	12/15/2009	$0.03777	$—	$—
	Class T	12/11/2009	12/14/2009	12/15/2009	0.08770	—	—
Large Capitalization Value	Class R	12/11/2009	12/14/2009	12/15/2009	0.14580	—	—
	Class T	12/11/2009	12/14/2009	12/15/2009	0.18610	—	—
Small Capitalization Value	Class R	12/09/2009	12/10/2009	12/11/2009	0.12446	—	—
.	Class T	12/09/2009	12/10/2009	12/11/2009	0.19500	—	—
International Equity	Class R	12/08/2009	12/09/2009	12/10/2009	0.10950	—	—
	Class T	12/08/2009	12/09/2009	12/10/2009	0.15660	—	—
International Bond	Class T	12/16/2009	12/17/2009	12/18/2009	0.35090	0.0718	—
Total Return Bond	Class R	12/18/2009	12/21/2009	12/22/2009	—	—	0.2680
	Class T	12/18/2009	12/21/2009	12/22/2009	—	—	0.2680
Intermediate-Term Bond	Class T	12/18/2009	12/21/2009	12/22/2009	—	0.1893	0.3466

THE TARGET PORTFOLIO TRUST	193

Financial Highlights

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Class R
	Year Ended October 31,		Ten Months Ended October 31, 2007(f)(g)		August 22, 2006(b) through December 31, 2006
	2009	2008(f)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.11	$17.46	$15.31		$14.32
Income (loss) from investment operations
Net investment income (loss)	.05	.05	(.02)		.03
Net realized and unrealized gain (loss) on investments	.76	(6.43)	2.31		1.30
Total from investment operations	.81	(6.38)	2.29		1.33
Less dividends and distributions
Dividends from net investment income	(.07)	(.02)	—		(.05)
Distributions from net realized gains	—	(.95)	(.14)		(.29)
Total dividends and distributions	(.07)	(.97)	(.14)		(.34)
Net asset value, end of period	$10.85	$10.11	$17.46		$15.31

TOTAL RETURN(a)	8.13%	(38.48)%	14.95%		9.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$70,097	$48,348	$31,982		$2,216
Average net assets (000)	$54,036	$46,321	$14,059		$429
Ratios to average net assets(h)
Expenses, including distribution and service (12b-1) fees(e)	1.36%	1.24%	1.18	%(c)	1.25	%(c)
Expenses, excluding distribution and service (12b-1) fees	.86%	.74%	.68	%(c)	.75	%(c)
Net investment income (loss)	.28%	.35%	(.14	%)(c)	.28	%(c)
Portfolio turnover rate	243%	101%	81	%(d)	69	%(d)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Annualized.
(d)	Not Annualized.
(e)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Calculated based upon average shares outstanding during the period.
(g)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(h)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

194	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Class T
	Year Ended October 31,		Ten Months Ended October 31, 2007(e)(f)		Year Ended December 31,
	2009	2008(e)			2006	2005	2004

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.19	$17.55	$15.33		$14.60	$15.90	$15.39
Income (loss) from investment operations
Net investment income	.10	.13	.04		.08	.03	.07
Net realized and unrealized gain (loss) on investments	.76	(6.47)	2.32		1.18	1.06	.51
Total from investment operations	.86	(6.34)	2.36		1.26	1.09	.58
Less dividends and distributions
Dividends from net investment income	(.12)	(.07)	—	(d)	(.09)	(.02)	(.07)
Distributions from net realized gains	—	(.95)	(.14)		(.44)	(2.37)	—
Total dividends and distributions	(.12)	(1.02)	(.14)		(.53)	(2.39)	(.07)
Net asset value, end of period	$10.93	$10.19	$17.55		$15.33	$14.60	$15.90

TOTAL RETURN(a)	8.64%	(38.14)%	15.41%		8.67%	6.74%	3.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$124,122	$150,428	$313,718		$301,566	$307,835	$343,760
Average net assets (000)	$123,629	$237,628	$303,340		$299,597	$310,710	$345,413
Ratios to average net assets(g)
Expenses, including distribution and service (12b-1) fees	.86%	.74%	.68	%(b)	.75%	.76%	.77%
Expenses, excluding distribution and service (12b-1) fees	.86%	.74%	.68	%(b)	.75%	.76%	.77%
Net investment income	.84%	.91%	.29	%(b)	.51%	.18%	.45%
Portfolio turnover rate	243%	101%	81	%(c)	69%	246%	76%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	Not Annualized.
(d)	Less than $0.005 per share.
(e)	Calculated based upon average shares outstanding during the period.
(f)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(g)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	195

Financial Highlights (continued)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Class R
	Year Ended October 31,		Ten Months Ended October 31, 2007(g)(h)		August 22, 2006(b) through December 31, 2006(g)
	2009(g)	2008(g)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$8.78	$16.24	$15.60		$15.07
Income (loss) from investment operations
Net investment income	.15	.23	.15		.08
Net realized and unrealized gain (loss) on investments	.13	(6.31)	.67		1.48
Total from investment operations	.28	(6.08)	.82		1.56
Less dividends and distributions
Dividends from net investment income	(.27)	(.22)	—	(f)	(.24)
Distributions from net realized gains	—	(1.16)	(.18)		(.79)
Total dividends and distributions	(.27)	(1.38)	(.18)		(1.03)
Net asset value, end of period	$8.79	$8.78	$16.24		$15.60

TOTAL RETURN(a)	3.59%	(40.60)%	5.24%		10.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$70,291	$46,778	$30,958		$2,194
Average net assets (000)	$53,491	$46,282	$14,046		$445
Ratios to average net assets(i)
Expenses, including distribution and service (12b-1) fees(e)	1.33%	1.21%	1.19	%(c)	1.22	%(c)
Expenses, excluding distribution and service (12b-1) fees	.83%	.71%	.69	%(c)	.72	%(c)
Net investment income	1.96%	1.90%	1.13	%(c)	1.69	%(c)
Portfolio turnover rate	104%	77%	48	%(d)	44	%(d)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Annualized.
(d)	Not Annualized.
(e)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Less than $0.005 per share.
(g)	Calculated based upon average shares outstanding during the period.
(h)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(i)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

196	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Class T
	Year Ended October 31,		Ten Months Ended October 31, 2007(e)(f)		Year Ended December 31,
	2009(e)	2008(e)			2006(e)	2005	2004

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$8.82	$16.31	$15.60		$15.11	$16.59	$14.13
Income (loss) from investment operations
Net investment income	.20	.30	.22		.28	.25	.21
Net realized and unrealized gain (loss) on investments	.12	(6.33)	.67		2.45	.80	2.45
Total from investment operations	.32	(6.03)	.89		2.73	1.05	2.66
Less dividends and distributions
Dividends from net investment income	(.31)	(.30)	—	(d)	(.29)	(.25)	(.20)
Distributions from net realized gains	—	(1.16)	(.18)		(1.95)	(2.28)	—
Total dividends and distributions	(.31)	(1.46)	(.18)		(2.24)	(2.53)	(.20)
Net asset value, end of period	$8.83	$8.82	$16.31		$15.60	$15.11	$16.59

TOTAL RETURN(a)	4.15%	(40.29)%	5.70%		19.34%	6.50%	18.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$128,187	$168,217	$372,900		$393,111	$362,253	$385,414
Average net assets (000)	$129,379	$279,413	$392,564		$371,251	$366,301	$346,319
Ratios to average net assets(g)
Expenses, including distribution and service (12b-1) fees	.83%	.71%	.69	%(b)	.72%	.74%	.74%
Expenses, excluding distribution and service (12b-1) fees	.83%	.71%	.69	%(b)	.72%	.74%	.74%
Net investment income	2.64%	2.40%	1.61	%(b)	1.79%	1.48%	1.43%
Portfolio turnover rate	104%	77%	48	%(c)	44%	90%	47%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	Not Annualized.
(d)	Less than $0.005 per share.
(e)	Calculated based upon average shares outstanding during the period.
(f)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(g)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	197

Financial Highlights (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Class R
	Year Ended October 31,		Ten Months Ended October 31, 2007 (g)(h)		August 22, 2006(b) through December 31, 2006
	2009	2008

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$7.17	$13.73	$12.12		$11.04
Income (loss) from investment operations
Net investment loss	(.04)	(.03)	(.06)		—	(c)
Net realized and unrealized gain (loss) on investments	.58	(6.53)	1.67		1.08
Total from investment operations	.54	(6.56)	1.61		1.08
Net asset value, end of period	$7.71	$7.17	$13.73		$12.12

TOTAL RETURN(a)	7.53%	(47.78)%	13.28%		9.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$28,129	$18,607	$12,942		$898
Average net assets (000)	$22,037	$18,762	$5,725		$186
Ratios to average net assets(i)
Expenses, including distribution and service (12b-1) fees(f)	1.52%	1.30%	1.28	%(d)	1.34	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.02%	.80%	.78	%(d)	.84	%(d)
Net investment loss	(.77)%	(.39)%	(.56	)%(d)	(.05	)%(d)
Portfolio turnover rate	92%	223%	87	%(e)	96	%(e)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Less than $0.005 per share.
(d)	Annualized.
(e)	Not Annualized.
(f)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(g)	Calculated based upon average shares outstanding during the period.
(h)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(i)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

198	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Class T
	Year Ended October 31,		Ten Months Ended October 31, 2007(d)(e)		Year Ended December 31,
	2009	2008			2006	2005	2004

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$7.25	$13.82	$12.14		$11.28	$10.79	$9.38
Income (loss) from investment operations
Net investment income (loss)	(.02)	.02	(.01)		(.05)	(.07)	(.06)
Net realized and unrealized gain (loss) on investments	.60	(6.59)	1.69		.91	.56	1.47
Total from investment operations	.58	(6.57)	1.68		.86	.49	1.41
Less dividends from net investment income	(.01)	—	—		—	—	—
Net asset value, end of period	$7.82	$7.25	$13.82		$12.14	$11.28	$10.79

TOTAL RETURN(a)	8.06%	(47.54)%	13.84%		7.62%	4.54%	15.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$52,671	$58,235	$137,630		$136,422	$143,366	$158,757
Average net assets (000)	$51,109	$97,771	$136,851		$140,489	$144,034	$146,717
Ratios to average net assets(f)
Expenses, including distribution and service (12b-1) fees	1.02%	.80%	.78	%(b)	.84%	.91%	.90%
Expenses, excluding distribution and service (12b-1) fees	1.02%	.80%	.78	%(b)	.84%	.91%	.90%
Net investment income (loss)	(.26)%	.17%	(.07	)%(b)	(.39)%	(.62)%	(.58)%
Portfolio turnover rate	92%	223%	87	%(c)	96%	147%	107%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	Not Annualized.
(d)	Calculated based upon average shares outstanding during the period.
(e)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(f)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	199

Financial Highlights (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Class R
	Year Ended October 31,		Ten Months Ended October 31, 2007(g)(h)		August 22, 2006(b) through December 31, 2006
	2009(g)	2008

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$14.10	$21.90	$20.46		$20.05
Income (loss) from investment operations
Net investment income	.13	.16	.13		.14
Net realized and unrealized gain (loss) on investments	1.42	(6.52)	1.42		1.74
Total from investment operations	1.55	(6.36)	1.55		1.88
Less dividends and distributions
Dividends from net investment income	(.16)	(.23)	—	(f)	(.18)
Distributions from net realized gains	(.08)	(1.21)	(.11)		(1.29)
Total dividends and distributions	(.24)	(1.44)	(.11)		(1.47)
Net asset value, end of period	$15.41	$14.10	$21.90		$20.46

TOTAL RETURN(a)	11.37%	(30.57)%	7.55%		9.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$33,574	$22,660	$15,112		$1,061
Average net assets (000)	$26,425	$22,626	$6,828		$217
Ratios to average net assets(i)
Expenses, including distribution and service (12b-1) fees(e)	1.30%	1.30%	1.23	%(c)	1.30	%(c)
Expenses, excluding distribution and service (12b-1) fees	.80%	.80%	.73	%(c)	.80	%(c)
Net investment income	.96%	.89%	.73	%(c)	1.37	%(c)
Portfolio turnover rate	48%	54%	32	%(d)	36	%(d)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Annualized.
(d)	Not Annualized.
(e)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Less than $0.005 per share.
(g)	Calculated based upon average shares outstanding during the period.
(h)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(i)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

200	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Class T
	Year Ended October 31,		Ten Months Ended October 31, 2007(e)(f)		Year Ended December 31,
	2009(e)	2008			2006	2005	2004

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$14.21	$22.00	$20.47		$18.98	$21.84	$18.78
Income (loss) from investment operations
Net investment income	.20	.23	.25		.23	.18	.17
Net realized and unrealized gain (loss) on investments	1.41	(6.53)	1.39		3.09	2.06	4.27
Total from investment operations	1.61	(6.30)	1.64		3.32	2.24	4.44
Less dividends and distributions
Dividends from net investment income	(.23)	(.28)	—	(d)	(.22)	(.16)	(.17)
Distributions from net realized gains	(.08)	(1.21)	(.11)		(1.61)	(4.94)	(1.21)
Total dividends and distributions	(.31)	(1.49)	(.11)		(1.83)	(5.10)	(1.38)
Net asset value, end of period	$15.51	$14.21	$22.00		$20.47	$18.98	$21.84

TOTAL RETURN(a)	11.82%	(30.23)%	8.04%		17.72%	10.10%	24.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$538,202	$374,101	$411,690		$320,728	$259,115	$245,576
Average net assets (000)	$439,058	$414,364	$403,020		$290,505	$249,661	$218,487
Ratios to average net assets(g)
Expenses, including distribution and service (12b-1) fees	.80%	.80%	.73	%(b)	.80%	.79%	.82%
Expenses, excluding distribution and service (12b-1) fees	.80%	.80%	.73	%(b)	.80%	.79%	.82%
Net investment income	1.46%	1.38%	1.38	%(b)	1.17%	.81%	.86%
Portfolio turnover rate	48%	54%	32	%(c)	36%	118%	22%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	Not Annualized.
(d)	Less than $0.005 per share.
(e)	Calculated based upon average shares outstanding during the period.
(f)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(g)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	201

Financial Highlights (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Class R
	Year Ended October 31,		Ten Months Ended October 31, 2007(f)(g)		August 22, 2006(b) through December 31, 2006
	2009(f)	2008(f)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$8.99	$20.04	$16.21		$16.09
Income (loss) from investment operations
Net investment income	.13	.29	.33		.16
Net realized and unrealized gain (loss) on investments	2.08	(8.84)	3.68		1.66
Total from investment operations	2.21	(8.55)	4.01		1.82
Less dividends and distributions
Dividends from net investment income	(.42)	(.31)	—		(.25)
Distributions from net realized gains	—	(2.19)	(.18)		(1.45)
Total dividends and distributions	(.42)	(2.50)	(.18)		(1.70)
Net asset value, end of period	$10.78	$8.99	$20.04		$16.21

TOTAL RETURN(a)	26.13%	(48.30)%	24.85%		11.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$57,184	$35,482	$26,811		$1,728
Average net assets (000)	$43,233	$36,790	$11,612		$346
Ratios to average net assets(h)
Expenses, including distribution and service (12b-1) fees(e)	1.51%	1.33%	1.33	%(c)	1.43	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.01%	.83%	.83	%(c)	.93	%(c)
Net investment income	1.46%	2.12%	2.20	%(c)	.39	%(c)
Portfolio turnover rate	38%	30%	37	%(d)	41	%(d)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Annualized.
(d)	Not Annualized.
(e)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Calculated based upon average shares outstanding during the period.
(g)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(h)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

202	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Class T
	Year Ended October 31,		Ten Months Ended October 31, 2007(e)(f)		Year Ended December 31,
	2009(e)	2008(e)			2006	2005	2004

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$9.03	$20.13	$16.22		$13.99	$13.13	$11.53
Income (loss) from investment operations
Net investment income	.17	.36	.39		.29	.22	.15
Net realized and unrealized gain (loss) on investments	2.10	(8.86)	3.70		3.68	1.59	1.59
Total from investment operations	2.27	(8.50)	4.09		3.97	1.81	1.74
Less dividends and distributions
Dividends from net investment income	(.47)	(.41)	—		(.29)	(.28)	(.14)
Distributions from net realized gains	—	(2.19)	(.18)		(1.45)	(.67)	—
Total dividends and distributions	(.47)	(2.60)	(.18)		(1.74)	(.95)	(.14)
Net asset value, end of period	$10.83	$9.03	$20.13		$16.22	$13.99	$13.13

TOTAL RETURN(a)	26.84%	(47.99)%	25.33%		29.02%	14.12%	15.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$119,006	$123,970	$297,083		$268,314	$233,150	$230,300
Average net assets (000)	$110,053	$218,670	$277,744		$248,571	$221,543	$209,378
Ratios to average net assets(b)
Expenses, including distribution and service (12b-1) fees	1.01%	.83%	.83	%(c)	.93%	.99%	1.00%
Expenses, excluding distribution and service (12b-1) fees	1.01%	.83%	.83	%(c)	.93%	.99%	1.00%
Net investment income	1.94%	2.49%	2.61	%(c)	1.73%	1.55%	1.27%
Portfolio turnover rate	38%	30%	37	%(d)	41%	123%	59%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Does not include expenses of the underlying fund in which the Portfolio invests.
(c)	Annualized.
(d)	Not Annualized.
(e)	Calculated based upon average shares outstanding during the period.
(f)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	203

Financial Highlights (continued)

	INTERNATIONAL BOND PORTFOLIO
	Class T
	Year Ended October 31,		Ten Months Ended October 31, 2007(d)		Year Ended December 31,
	2009	2008			2006	2005	2004

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$8.13	$8.33	$8.22		$8.33	$8.19	$8.45
Income (loss) from investment operations
Net investment income	.30	.28	.14		.19	.03	.26
Net realized and unrealized gain (loss) on investments	.58	(.48)	(.03)		(.03)	.27	.05
Total from investment operations	.88	(.20)	.11		.16	.30	.31
Less dividends and distributions
Dividends from net investment income	(.89)	—	—		(.26)	(.15)	(.48)
Distributions from net realized gains	—	—	—		(.01)	(.01)	(.09)
Total dividends and distributions	(.89)	—	—		(.27)	(.16)	(.57)
Net asset value, end of period	$8.12	$8.13	$8.33		$8.22	$8.33	$8.19

TOTAL RETURN(a)	12.29%	(2.40)%	1.34%		1.84%	3.95%	3.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$25,288	$29,346	$39,011		$40,944	$42,912	$44,905
Average net assets (000)	$25,248	$35,921	$39,934		$41,174	$44,072	$43,199
Ratios to average net assets(e)
Expenses, including distribution and service (12b-1) fees	1.93%	1.15%	1.08	%(b)	1.19%	1.51%	1.49%
Expenses, excluding distribution and service (12b-1) fees	1.93%	1.15%	1.08	%(b)	1.19%	1.51%	1.49%
Net investment income	2.92%	3.16%	2.37	%(b)	2.32%	1.71%	2.15%
Portfolio turnover rate	464%	560%	595	%(c)	323%	223%	169%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	Not Annualized.
(d)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(e)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

204	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	TOTAL RETURN BOND PORTFOLIO
	Class R
	Year Ended October 31,			Ten Months Ended October 31, 2007(f)(g)		August 22, 2006(b) through December 31, 2006
	2009		2008

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$9.86		$10.54	$10.31		$10.31
Income (loss) from investment operations
Net investment income	.42		.46	.33		.12
Net realized and unrealized gain (loss) on investments	1.82		(.68)	.24		.01
Total from investment operations	2.24		(.22)	.57		.13
Less dividends and distributions
Dividends from net investment income	(.62)		(.46)	(.34)		(.13)
Distributions from net realized gains	(.55)		—	—		—
Total dividends and distributions	(1.17)		(.46)	(.34)		(.13)
Net asset value, end of period	$10.93		$9.86	$10.54		$10.31

TOTAL RETURN(a)	24.57%		(2.24)%	5.63%		1.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$71,457		$53,218	$23,670		$1,503
Average net assets (000)	$56,103		$42,474	$10,429		$246
Ratios to average net assets (h)
Expenses, including distribution and service (12b-1) fees(e)	1.32	%(i)	1.23%	1.14	%(c)	1.18	%(c)
Expenses, excluding distribution and service (12b-1) fees	.82	%(j)	.73%	.64	%(c)	.68	%(c)
Net investment income	4.20%		4.39%	3.84	%(c)	3.46	%(c)
Portfolio turnover rate	657%		697%	421	%(d)	483	%(d)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Annualized.
(d)	Not Annualized.
(e)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Calculated based upon average shares outstanding during the period.
(g)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(h)	Does not include expenses of the underlying fund in which the Portfolio invests.
(i)	The annualized expense ratio without interest expense would have been 1.30% for the year ended October 31, 2009
(j)	The annualized expense ratio without interest expense would have been 0.80% for the year ended October 31, 2009.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	205

Financial Highlights (continued)

	TOTAL RETURN BOND PORTFOLIO
	Class T
	Year Ended October 31,			Ten Months Ended October 31, 2007(d)(e)		Year Ended December 31,
	2009		2008			2006	2005	2004

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$9.93		$10.60	$10.38		$10.39	$10.64	$10.66
Income (loss) from investment operations
Net investment income	.47		.53	.39		.40	.38	.20
Net realized and unrealized gain (loss) on investments	1.84		(.68)	.22		.03	(.12)	.31
Total from investment operations	2.31		(.15)	.61		.43	.26	.51
Less dividends and distributions
Dividends from net investment income	(.68)		(.52)	(.39)		(.44)	(.43)	(.44)
Distributions from net realized gains	(.55)		—	—		—	(.08)	(.09)
Total dividends and distributions	(1.23)		(.52)	(.39)		(.44)	(.51)	(.53)
Net asset value, end of period	$11.01		$9.93	$10.60		$10.38	$10.39	$10.64

TOTAL RETURN(a)	25.15%		(1.71)%	5.94%		4.27%	2.60%	4.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$217,784		$194,970	$183,262		$167,154	$161,675	$178,488
Average net assets (000)	$198,247		$206,986	$174,725		$162,621	$169,616	$170,073
Ratios to average net assets(f)
Expenses, including distribution and service (12b-1) fees	.82	%(g)	.73%	.64	%(b)	.68%	.76%	.75%
Expenses, excluding distribution and service (12b-1) fees	.82	%(g)	.73%	.64	%(b)	.68%	.76%	.75%
Net investment income	4.71%		4.86%	4.53	%(b)	4.14%	3.72%	1.82%
Portfolio turnover rate	657%		697%	421	%(c)	483%	366%	587%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	Not Annualized.
(d)	Calculated based upon average shares outstanding during the period.
(e)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(f)	Does not include expenses of the underlying fund in which the Portfolio invests.
(g)	The annualized expense ratio without interest expense would have been 0.80% for the year ended October 31, 2009.

See Notes to Financial Statements.

206	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	INTERMEDIATE-TERM BOND PORTFOLIO
	Class T
	Year Ended October 31,			Ten Months Ended October 31, 2007(e)		Year Ended December 31,
	2009		2008			2006	2005	2004

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.27		$10.25	$10.13		$10.18	$10.36	$10.46
Income (loss) from investment operations
Net investment income	.36		.44	.40		.43	.36	.19
Net realized and unrealized gain (loss) on investments	1.27		.08	.11		(.03)	(.16)	.14
Total from investment operations	1.63		.52	.51		.40	.20	.33
Less dividends and distributions
Dividends from net investment income	(.42)		(.50)	(.39)		(.45)	(.38)	(.24)
Distributions from net realized gains	(.63)		—	—		—	— (b)	(.19)
Total dividends and distributions	(1.05)		(.50)	(.39)		(.45)	(.38)	(.43)
Net asset value, end of period	$10.85		$10.27	$10.25		$10.13	$10.18	$10.36

TOTAL RETURN(a)	17.01%		5.07%	5.13%		4.12%	1.88%	3.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$245,517		$204,548	$233,423		$245,223	$262,177	$297,982
Average net assets (000)	$218,911		$227,475	$235,800		$249,376	$278,441	$318,671
Ratios to average net assets(f)
Expenses, including distribution and service (12b-1) fees	.74	%(g)	.60%	.58	%(c)	.64%	.63%	.64%
Expenses, excluding distribution and service (12b-1) fees	.74	%(g)	.60%	.58	%(c)	.64%	.63%	.64%
Net investment income	3.47%		4.21%	4.71	%(c)	4.23%	3.48%	1.86%
Portfolio turnover rate	527%		395%	284	%(d)	134%	208%	133%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Less than $0.005 per share.
(c)	Annualized.
(d)	Not Annualized.
(e)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(f)	Does not include expenses of the underlying fund in which the Portfolio invests.
(g)	The annualized expense ratio without interest expense would have been 0.69% for the year ended October 31, 2009.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	207

Financial Highlights (continued)

	MORTGAGE BACKED SECURITIES PORTFOLIO
	Class T
	Year Ended October 31,				Ten Months Ended October 31, 2007 (e)		Year Ended December 31,
	2009		2008				2006		2005		2004

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$9.26		$9.95		$9.99		$10.10		$10.39		$10.45
Income (loss) from investment operations
Net investment income	.70		.63		.41		.44		.50		.36
Net realized and unrealized gain (loss) on investments	.74		(.66)		(.03)		(.07)		(.27)		.02
Total from investment operations	1.44		(.03)		.38		.37		.23		.38
Less dividends
Dividends from net investment income	(.74)		(.66)		(.39)		(.48)		(.52)		(.44)
Tax return of capital	—		—		(.03)		—		—		—
Total dividends	(.74)		(.66)		(.42)		(.48)		(.52)		(.44)
Net asset value, end of period	$9.96		$9.26		$9.95		$9.99		$10.10		$10.39

TOTAL RETURN(a)	16.20%		(.36)%		3.89%		3.82%		2.29%		3.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$41,112		$51,368		$73,581		$75,471		$82,195		$95,796
Average net assets (000)	$44,081		$64,999		$75,508		$77,483		$89,756		$103,055
Ratios to average net assets(f)
Expenses, including distribution and service (12b-1) fees	1.07	%(b)	1.94	%(b)	1.82	%(b)(c)	1.89	%(b)	1.70	%(b)	.90%
Expenses, excluding distribution and service (12b-1) fees	1.07	%(b)	1.94	%(b)	1.82	%(b)(c)	1.89	%(b)	1.70	%(b)	.90%
Net investment income	7.35%		6.34%		4.91	%(c)	4.46%		4.91%		3.48%
Portfolio turnover rate	425%		338%		318	%(d)	471%		251%		279%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	The annualized expense ratio without interest expense would have been 0.79% for the year ended October 31, 2009, 0.70% for the year ended October 31, 2008, 0.76% for the ten months ended October 31, 2007, and 0.94% and 0.91%, respectively, for the years ended December 31, 2006 and 2005.
(c)	Annualized.
(d)	Not Annualized.
(e)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(f)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

208	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	U.S. GOVERNMENT MONEY MARKET PORTFOLIO
	Class T
	Year Ended October 31,			Ten Months Ended October 31, 2007(c)		Year Ended December 31,
	2009		2008			2006	2005	2004

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00
Net investment income and net realized gain on investments	.004		.026	.040		.043	.026	.008
Less dividends and distributions	(.004)		(.026)	(.040)		(.043)	(.026)	(.008)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00

TOTAL RETURN(a)	.38%		2.63%	4.04%		4.36%	2.59%	.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$66,231		$68,844	$67,067		$47,275	$57,207	$74,190
Average net assets (000)	$85,565		$91,457	$63,409		$47,990	$69,488	$94,854
Ratios to average net assets(d)
Expenses, including distribution and service (12b-1) fees	.40	%(e)	.47%	.50	%(b)	.70%	.71%	.59%
Expenses, excluding distribution and service (12b-1) fees	.40	%(e)	.47%	.50	%(b)	.70%	.71%	.59%
Net investment income	.36	%(e)	2.42%	4.78	%(b)	4.25%	2.50%	.72%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(d)	Does not include expenses of the underlying fund in which the Portfolio invests.
(e)	The annualized expense ratios and the net investment income ratio without expense waivers would have been .63%, .63% and .14%, respectively, for the year ended October 31, 2009.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	209

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

We have audited the accompanying statements of assets and liabilities of The Target Portfolio Trust (comprised of Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, and U.S. Government Money Market Portfolio, hereafter referred to as the “Funds”), including the portfolios of investments, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, the ten-month period ended October 31, 2007 and each of the years in the three-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, the ten-month period ended October 31, 2007 and each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2009

210	THE TARGET PORTFOLIO TRUST

Federal Tax Information (Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Funds’ fiscal year end (October 31, 2009) as to the federal income tax status of dividends and distributions paid during such fiscal year. We are advising you that during its fiscal year ended October 31, 2009, The Target Portfolio Trust paid ordinary income dividends and designated the maximum amount allowable per share, but not less than the following amounts as a capital gain distributions per share in accordance with Section 852(b)(3)(C) of the Internal Revenue Code for Class R and T shares as follows:

		Ordinary Income Dividends		Capital Gains Distributions
Large Capitalization Growth	Class R	$0.07		$—
	Class T	0.12		—
Large Capitalization Value	Class R	0.27		—
	Class T	0.31		—
Small Capitalization Growth	Class T	0.01		—
Small Capitalization Value	Class R	0.16		0.08
	Class T	0.23		0.08
International Equity	Class R	0.42		—
	Class T	0.47		—
International Bond	Class T	0.89		—
Total Return Bond	Class R	1.16		0.01
	Class T	1.22		0.01
Intermediate-Term Bond	Class T	0.65		0.40
Mortgage Backed Securities	Class T	0.74		—
U.S. Government Money Market	Class T	—	(a)	—

(a)	The actual amount is less than $0.005.

For the fiscal year ended October 31, 2009 the Funds designate the maximum amount allowable but not less than the following percentages of their ordinary income dividends paid during the fiscal year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (‘QDI’), 2) eligible for corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code ("DRD"), 3) interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IR”) and 4) short-term capital gain distributions in accordance with Section 871(k)(2) and 881(e)(2) of the Internal Revenue Code (“STCG”):

	QDI	DRD	IR	STCG
Large Capitalization Growth	100.00%	100.00%	0.00%	0.00%
Large Capitalization Value	100.00%	100.00%	0.00%	0.00%
Small Capitalization Growth	100.00%	100.00%	0.00%	0.00%
Small Capitalization Value	100.00%	100.00%	0.00%	0.00%
International Equity	100.00%	0.00%	0.00%	0.00%
Total Return Bond	0.00%	0.00%	87.47%	77.38%
Intermediate-Term Bond	0.00%	0.00%	92.45%	79.74%
Mortgage Backed Securities	0.00%	0.00%	82.65%	0.00%
U.S. Government Money Market	0.00%	0.00%	100.00%	0.00%

For the fiscal year ended October 31, 2009, International Equity Portfolio has made an election to pass-through the maximum amount of the portion of the ordinary income dividends paid derived from foreign

THE TARGET PORTFOLIO TRUST	211

Federal Tax Information (Unaudited) (continued)

source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $435,597 foreign tax credit from foreign source income of $4,829,378.

Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percentage of interest earned by the following Portfolios from U.S. Government obligations for the fiscal year ended October 31, 2009. We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities.

Portfolio***	Percentage of interest from U.S. Government Obligations
Total Return Bond	5.17%
Intermediate-Term Bond	2.83
U.S. Government Money Market	40.60

***	Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude 2009 interest income from state and local taxes.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

In January 2010, you will be advised on IRS Form 1099 DIV or Substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2009.

212	THE TARGET PORTFOLIO TRUST

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Kevin J. Bannon (57) Board Member Portfolios Overseen: 57

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.

Robert E. La Blanc (75) Board Member Portfolios Overseen: 57	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

THE TARGET PORTFOLIO TRUST

Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)

Judy A. Rice (61) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

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[1]	The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 1999; Douglas H. McCorkindale, 1996; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member and President since 2003.

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Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years

Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Andrew R. French (47) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes the interested Board Member who also serve as President.
[1]	The year that each individual became an Officer of the Fund is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006, Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements

The Trust’s Board of Trustees

The Board of Trustees (the “Board”) of The Target Portfolio Trust (the “Trust”) consists of 11 individuals, 10 of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Trust and each of its Portfolios and their operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Trust’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Trust’s management agreement with Prudential Investments LLC (“PI”) and the each Portfolio’s subadvisory agreement. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interest of each of the Trust’s Portfolios and their shareholders.

In advance of the meetings, the Trustees requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. In approving the agreements, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided by PI and each subadviser, the performance of each Portfolio of the Trust, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Portfolio and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Trustees determined that the overall arrangements between the Trust and PI, which serves as the Trust’s investment manager pursuant to a management agreement, and between PI and each subadviser, each of which serves pursuant to

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements (continued)

the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

I. Renewal of Existing Management & Subadvisory Agreements

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Trust by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping and compliance services to the Trust. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Trust’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers; as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements or to replace certain subadvisers, as applicable.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Trust and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of each Portfolio. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Portfolios by each subadviser, and that there was a reasonable basis on which to conclude that the Trust and its Portfolios benefit from the services provided by PI and each subadviser under the management and subadvisory agreements.

THE TARGET PORTFOLIO TRUST

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Trust’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the Trust’s subadvisers were affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the advisory fee schedule for the Portfolios of the Trust does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Portfolio’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Portfolio or how great they may be. In light of each Portfolio’s current size and fee rate, the Board concluded that the absence of breakpoints in each Portfolio’s fee schedule is acceptable at this time.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Trust and its Portfolios. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Trust’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund.

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements (continued)

The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Portfolios / Fees and Expenses / Other Factors

With respect to each Portfolio of the Trust, the Board also considered certain additional specific factors and related conclusions relating to the performance and fees and expenses of the Portfolios, as detailed below. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Portfolios of the Trust in various quartiles over the one, three, five-, and, where applicable, ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The Board also considered each Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers), as well as each Portfolio’s total expenses.

Intermediate-Term Bond Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper Intermediate Investment-Grade Debt Funds Performance Universe) was in the first quartile over the one-, three-, five-, and ten-year periods. The Board also noted that the Portfolio outperformed against its benchmark index over all periods. The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the interest of the Portfolio and its shareholders to renew the agreements.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s second quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

THE TARGET PORTFOLIO TRUST

International Bond Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper International Income Funds Performance Universe) was in the fourth quartile over the one-, three-, five- and ten-year periods. The Board also noted that the Portfolio underperformed its benchmark index for all periods. The Board noted PI’s explanation that the Portfolio’s performance was significantly impacted by the extraordinary market conditions which occurred during 2008, including market turmoil and investors’ “flight-to-quality.” In addition, the Board considered PI’s explanation that it was exceedingly difficult for the Portfolio and similar funds to outperform the benchmark index used by the Portfolio, because the benchmark index was a government bond index, and the performance of the index was directly impacted by the market turmoil and the “flight-to-quality.” The Board further noted that the Portfolio’s recent performance had improved, with the Portfolio ranking in the first quartile of its Performance Universe during the first quarter of 2009, and that the Portfolio’s recent outperformance positively affected the Fund’s longer-term performance record. The Board concluded that, in light of the market conditions, as well as the Portfolio’s recent improvement in performance, it would be in the interest of the Portfolio and its shareholders to renew the agreements.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, and that and total expenses ranked in the Expense Group’s fourth quartile. The Board considered PI’s explanation that the fourth quartile ranking for total expenses was primarily attributable to the relatively small size of the Portfolio, and the resulting increased fixed and other costs borne by the Portfolio. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

International Equity Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio’s gross performance in relation to its Peer Universe (a custom blend of mutual funds included in the Lipper International Multi-Cap Core Funds and International Large-Cap Core Funds Performance Universe)1 was in the second quartile over the three- and five-year periods, and was in the third quartile over the one- and ten-year periods. The Board noted that the Portfolio outperformed or performed

[1]

The custom blend was utilized for performance comparisons, although Lipper classifies the Portfolio in its International Large-Cap Value Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements (continued)

competitively against its benchmark index for all periods. The Board concluded that, in light of the Portfolio’s competitive performance vis-à-vis its benchmark index, it would be in the interest of the Portfolio and its shareholders to renew the agreements.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Large Capitalization Growth Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) was in the second quartile over the ten-year period, in the third quartile over the one- and three-year periods, and in the fourth quartile over the five-year period. The Board noted that the Portfolio outperformed its benchmark index over the ten-year period, though it underperformed the index over the one-, three- and five-year periods. The Board noted that PI had taken action in December 2008 to address the Portfolio’s performance record by replacing one of the Portfolio’s existing subadvisers with a new subadviser, Massachusetts Financial Services Company (MFS). The Board concluded that it was reasonable to renew the agreements, subject to its continued close scrutiny of the Fund’s performance.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Large Capitalization Value Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Value Funds Performance Universe) was in the third quartile over the ten-year period, although performance was in the fourth quartile over the one-, three- and five-year periods. The Board also noted that the Portfolio outperformed its benchmark index over the ten-year period, though it underperformed its benchmark index over the one-, three-, and five-year periods. The Board noted PI’s explanation that the Portfolio’s underperformance was primarily attributable to the fact that the “deep value” style of investing was out of favor during the extraordinary market conditions which occurred in 2008 and, as a result, the Portfolio’s “deep value” sleeve, managed by Hotchkis and Wiley, depressed the

THE TARGET PORTFOLIO TRUST

Portfolio’s performance. The Board also noted that one of the Portfolio’s existing subadvisers had been replaced in December 2008 by Eaton Vance Management. The Board concluded that it was reasonable to renew the agreements, subject to its continued close scrutiny of the Fund’s performance.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Mortgage Backed Securities Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper U.S. Mortgage Funds Performance Universe) was in the second quartile over the five- and ten-year periods, and in the third quartile over the one- and three-year periods. The Board also noted that the Portfolio underperformed its benchmark index over all periods. The Board further noted that the Portfolio’s recent performance had improved, with the Portfolio ranking in the first quartile of its Performance Universe and outperforming its benchmark index for the first quarter of 2009, and that the Portfolio’s recent outperformance positively affected the Fund’s longer-term performance record. The Board determined that, in light of the Portfolio’s competitive long-term performance, as well as the improved recent performance, it would be in the interest of the Portfolio and its shareholders to renew the agreements.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile and that the Portfolio’s total expenses ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Small Capitalization Growth Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper Small-Cap Growth Funds Performance Universe) was in the fourth quartile over the one-, three-, five- and ten-year periods. The Board also noted that the Portfolio underperformed its benchmark index over all periods.

The Board considered that PI had taken action to address the Portfolio’s performance record by replacing both of the Portfolio’s existing subadvisers in

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements (continued)

July 2008 with two new subadvisers: Eagle Asset Management and Ashfield Capital Partners. The Board concluded that it was reasonable to renew the agreements, subject to its continued close scrutiny of the Fund’s performance.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Small Capitalization Value Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper Small-Cap Value Funds Performance Universe) was in the first quartile over the one-, three-, five-, and ten-year periods. The Board also noted that the Portfolio outperformed against its benchmark index over all periods. The Board determined that, in light of the Portfolio’s competitive performance, it would be in the interest of the Portfolio and its shareholders to renew the agreements.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Total Return Bond Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper Intermediate Investment-Grade Debt Funds Performance Universe)2 was in the first quartile over the three-, five- and ten-year periods, and in the second quartile over the one-year period. The Board also noted that the Portfolio outperformed its benchmark index over the three-, five-, and ten-year periods, though it underperformed its benchmark index over the one-year period. The Board determined that, in light of the Portfolio’s competitive performance, it would be in the interest of the Portfolio and its shareholders to renew the agreements.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the

[2]

Although Lipper classifies the Portfolio in its BBB-rated Corporate Debt Funds Performance Universe, the Intermediate Investment-Grade Debt Funds Performance Universe was utilized for performance comparisons, because PI believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.

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Expense Group’s second quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

U.S. Government Money Market Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper U.S. Government Money Market Funds Performance Universe) was in the second quartile over the one-, three- and five-year periods, and in the third quartile over the ten-year period. The Board also considered that the Portfolio outperformed or performed competitively against its benchmark index over all periods. The Board further noted that during the first quarter of 2009 the Portfolio outperformed the benchmark index and ranked in the second quartile of the Peer Universe. The Board determined that, in light of the Portfolio’s competitive performance, it would be in the interest of the Portfolio and its shareholders to renew the agreements.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

II. Approval of New Subadvisory Agreement: Small Capitalization Value Portfolio

At a special meeting held on July 7, 2009, the Board, including all of the Independent Trustees, approved a new subadvisory agreement for the Small Capitalization Value Portfolio (the “Portfolio”) of the Trust, as explained below.

Pursuant to a recommendation by PI, the Board approved a new subadvisory agreement between PI and Lee Munder Capital Group and the termination of the existing subadvisory agreement with Lee Munder Investments, Ltd. (“Old Lee Munder”).

Reasons for Recommending the New Subadvisory Agreement

PI recommended to the Board that it approve a new subadvisory agreement (the “Subadvisory Agreement”) with Lee Munder Capital Group with respect to the Portfolio in response to the announcement by City National Corporation that it intended to acquire a majority interest in Old Lee Munder, and to merge Old Lee Munder into an existing investment advisory entity owned by City National Corporation (the “Transaction”). The announcement also indicated that the merged entity would be known as Lee Munder Capital Group (“New Lee Munder”), and

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Approval of Advisory Agreements (continued)

would be registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the provisions of the 1940 Act and the subadvisory agreement between PI and Old Lee Munder, the acquisition of Old Lee Munder by City National Corporation would constitute a change in the control of Old Lee Munder, thereby causing the existing subadvisory agreement to terminate.

The Board considered whether the approval of the Subadvisory Agreement with Lee Munder was in the best interests of the Portfolio and its shareholders. Before approving the Subadvisory Agreement, the Trustees reviewed performance, compliance and organization materials regarding Lee Munder and received presentations from representatives of Lee Munder as well as PI. The Board also received materials relating to the Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with its consideration. In making the determination to retain Lee Munder as a subadviser, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Portfolio by Old Lee Munder and those that would be provided by New Lee Munder (hereafter, jointly referred to as “Lee Munder”). The Board also noted that the nature and extent of services provided to the Portfolio under the prior subadvisory agreement with Lee Munder were identical in all material respects to those to be provided by Lee Munder under the Subadvisory Agreement and generally similar to those provided by the other current subadvisers under their subadvisory agreements.

With respect to the quality of services, the Board considered, among other things, the background and experience of Lee Munder’s portfolio management team, which would be the same team that worked for Lee Munder prior to the Transaction, and was not affected by the Transaction. In connection with the recent annual review of advisory agreements, the Board had reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are responsible for the day-to-day management of the Portfolio, and the Board was provided with information pertaining to organizational structure, senior management, investment operations, and other relevant information pertaining to Lee Munder. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (“CCO”) as to Lee Munder.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to the Portfolio by Lee Munder under the

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prior subadvisory agreement and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Lee Munder under the Subadvisory Agreement should equal the quality of similar services provided by Lee Munder under the prior subadvisory agreement, and that the Portfolio would benefit from the subadvisory services to be provided by Lee Munder under the Subadvisory Agreement.

Performance of the Portfolio

The Board noted that at its June 2009 meetings, it had reviewed the performance of the Portfolio in general, as well as the “sleeve” or segment subadvised by Lee Munder in connection with its annual consideration of the renewal of the Trust’s subadvisory agreements. As part of that review, the Board reviewed the performance record of the Portfolio and concluded that, in light of the Portfolio’s competitive performance, it was in the best interest of the Portfolio and its shareholders for the Portfolio to renew the Portfolio’s subadvisory agreements.

Investment Subadvisory Fee Rates

The Board noted that the subadvisory fee rate payable to Lee Munder would remain unchanged. The Board noted that it had recently reviewed the fee rate paid to Lee Munder in connection with the recent annual review of advisory agreements and determined that the fee rates were reasonable. The Board concluded that Lee Munder’s proposed subadvisory fee rate under the Subadvisory Agreement was reasonable.

Subadviser’s Profitability

In connection with its recent annual review of advisory agreements, the Board considered the profitability of PI and subadvisers affiliated with PI. The Board concluded that the level of profitability of a subadviser not affiliated with PI, such as Lee Munder, may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

In connection with its recent annual review of advisory agreements, the Board considered economies of scale. The Board noted that there was no proposed change in fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

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Approval of Advisory Agreements (continued)

Other Benefits to Lee Munder or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by Lee Munder and its affiliates as a result of its relationships with the Portfolio. The Board concluded that the potential benefits to be derived by Lee Munder included the ability to use soft dollar credits, brokerage commissions received by affiliates of Lee Munder, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by PI and Lee Munder were consistent with the types of benefits generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the Subadvisory Agreement was in the best interest of the Portfolio and its shareholders.

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Growth of a $10,000 Investment

Large Capitalization Growth Portfolio

Average Annual Total Returns as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception
Class R	8.13%	N/A	N/A	–5.45% (8/22/06)
Class T	8.64	–0.48%	–3.29%	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Gross operating expenses: Class R, 1.61%; Class T, 0.86%. Net operating expenses apply to: Class R, 1.36%; Class T, 0.86%, after contractual reduction through 2/28/2011.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Large Capitalization Growth Portfolio (Class T) with a similar investment in the S&P 500 Index and the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period (October 31, 1999) and the account values at the end of the current fiscal year (October 31, 2009), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

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The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how U.S. stock prices have performed. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of large-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

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Growth of a $10,000 Investment

Large Capitalization Value Portfolio

Average Annual Total Returns as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception
Class R	3.59%	N/A	N/A	–9.96% (8/22/06)
Class T	4.15	–1.66%	2.36%	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Gross operating expenses: Class R, 1.58%; Class T, 0.83%. Net operating expenses apply to: Class R, 1.33%; Class T, 0.83%, after contractual reduction through 2/28/2011.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Large Capitalization Value Portfolio (Class T) with a similar investment in the S&P 500 Index and the Russell 1000 Value Index by portraying the initial account values at the beginning of the 10-year period (October 31, 1999) and the account values at the end of the current fiscal year (October 31, 2009), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

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The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad indication of how U.S. stock prices have performed. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of large-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

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Growth of a $10,000 Investment

Small Capitalization Growth Portfolio

Average Annual Total Returns as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception
Class R	7.53%	N/A	N/A	–10.63% (8/22/06)
Class T	8.06	–4.08%	–2.99%	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Gross operating expenses: Class R, 1.77%; Class T, 1.02%. Net operating expenses apply to: Class R, 1.52%; Class T, 1.02%, after contractual reduction through 2/28/2011.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Small Capitalization Growth Portfolio (Class T) with a similar investment in the Russell 2000 Index and the Russell 2000 Growth Index by portraying the initial account values at the beginning of the 10-year period (October 31, 1999) and the account values at the end of the current fiscal year (October 31, 2009), as measured on a quarterly basis. The average annual total returns in the

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table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Growth Index comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of small-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Small Capitalization Value Portfolio

Average Annual Total Returns as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception
Class R	11.29%	N/A	N/A	–2.92% (8/22/06)
Class T	11.82	3.84%	10.74%	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Gross operating expenses: Class R, 1.55%; Class T, 0.80%. Net operating expenses apply to: Class R, 1.30%; Class T, 0.80%, after contractual reduction through 2/28/2011.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Small Capitalization Value Portfolio (Class T) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the beginning of the 10-year period (October 31, 1999) and the account values at the end of the current fiscal year (October 31, 2009), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

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The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Value Index comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of small-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

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Growth of a $10,000 Investment

International Equity Portfolio

Average Annual Total Returns as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception
Class R	26.27%	N/A	N/A	–2.88% (8/22/06)
Class T	26.84	5.98%	1.92%	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Gross operating expenses: Class R, 1.76%; Class T, 1.01%. Net operating expenses apply to: Class R, 1.51%; Class T, 1.01%, after contractual reduction through 2/28/2011.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET International Equity Portfolio (Class T) with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE ND Index) by portraying the initial account values at the beginning of the 10-year period (October 31, 1999) and the account values at the end of the current fiscal year (October 31, 2009), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

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The MSCI EAFE ND Index is a weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI EAFE ND Index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the MSCI EAFE ND Index may differ substantially from the securities in the Portfolio. The MSCI EAFE ND Index is not the only one that may be used to characterize performance of international equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

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Growth of a $10,000 Investment

International Bond Portfolio

Average Annual Total Returns as of 10/31/09
	One Year	Five Years	Ten Years
Class T	12.29%	3.59%	3.45%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Gross operating expenses: Class T, 1.93%. Net operating expenses apply to: Class T, 1.93%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET International Bond Portfolio (Class T) with a similar investment in the Citigroup Non-U.S. World Government Bond Index–Hedged (Citigroup Non-U.S. WGBI–Hedged) by portraying the initial account values at the beginning of the 10-year period (October 31, 1999) and the account values at the end of the current fiscal year (October 31, 2009), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The Citigroup Non-U.S. WGBI–Hedged is an unmanaged index of approximately 600 high-quality bonds with foreign currency exposure translated to the U.S. dollar. The index’s total return includes the reinvestment of all

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dividends, but does not include the effect of sales charges, operating expenses, or taxes. The return would be lower if it included the effect of sales charges, operating expenses, or taxes. The securities in the index may differ substantially from the securities in the Portfolio. The index is not the only one that may be used to characterize performance of international bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

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Growth of a $10,000 Investment

Total Return Bond Portfolio

Average Annual Total Returns as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception
Class R	24.44%	N/A	N/A	8.60% (8/22/06)
Class T	25.15	6.95%	7.36%	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Gross operating expenses: Class R, 1.57%; Class T, 0.82%. Net operating expenses apply to: Class R, 1.32%; Class T, 0.82%, after contractual reduction through 2/28/2011.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Total Return Bond Portfolio (Class T) with a similar investment in the Barclays Capital U.S. Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period (October 31, 1999) and the account values at the end of the current fiscal year (October 31, 2009), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

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The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed. This index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. This index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Intermediate-Term Bond Portfolio

Average Annual Total Returns as of 10/31/09
	One Year	Five Years	Ten Years
Class T	17.01%	6.53%	6.73%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Gross operating expenses: Class T, 0.74%. Net operating expenses apply to: Class T, 0.74%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Intermediate-Term Bond Portfolio (Class T) with a similar investment in the Barclays Capital Intermediate Government/Credit Bond Index by portraying the initial account values at the beginning of the 10-year period (October 31, 1999) and the account values at the end of the current fiscal year (October 31, 2009), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

The Barclays Capital Intermediate Government/Credit Bond Index is a weighted index comprising securities issued by the U.S. government and its agencies and securities publicly issued by corporations with 1 to 10 years

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remaining to maturity and rated investment grade. The Barclays Capital Intermediate Government/Credit Bond Index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the Barclays Capital Intermediate Government/Credit Bond Index may differ substantially from the securities in the Portfolio. The Barclays Capital Intermediate Government/Credit Bond Index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Mortgage Backed Securities Portfolio

Average Annual Total Returns as of 10/31/09
	One Year	Five Years	Ten Years
Class T	16.20%	5.07%	5.68%

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Gross operating expenses: Class T, 1.07%. Net operating expenses apply to: Class T, 1.07%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The graph compares a $10,000 investment in the TARGET Mortgage Backed Securities Portfolio (Class T) with a similar investment in the Barclays Capital Mortgage-Backed Securities Index and the Citigroup Mortgage-Backed Securities Index by portraying the initial account values at the beginning of the 10-year period (October 31, 1999) and the account values at the end of the current fiscal year (October 31, 2009), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST

The Barclays Capital Mortgage-Backed Securities Index is a market capitalization-weighted index of 15-year and 30-year fixed-rate securities backed by the mortgage pools of the GNMA, the FNMA, and the FHLMC, and balloon mortgages with fixed-rate coupons. The Citigroup Mortgage-Backed Securities Index is an index of 30- and 15-year mortgage-related securities issued by U.S. government agencies. It gives a broad indication of how mortgage-backed securities have performed. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Trustees of The TARGET Portfolio Trust has delegated to the Trust’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Trust. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Trust’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice •
Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Ashfield Capital Partners, LLC	750 Battery Street Suite 600 San Francisco, CA 94111

	Eagle Asset Management	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Eaton Vance Management	Two International Place Boston, MA 02110

	Hotchkis and Wiley Capital Management, LLC	725 S. Figueroa Street Suite 3900 Los Angeles, CA 90017

	J.P. Morgan Investment Management, Inc.	245 Park Avenue New York, NY 10167

	Lee Munder Capital Group	200 Clarendon Street Boston, MA 02116

	LSV Asset Management	One North Wacker Drive Suite 4000 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Massachusetts Financial Services Company	500 Boylston Street Boston, MA 02109

	NFJ Investment Group L.P.	2100 Ross Avenue Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Thornburg Investment Management, Inc.	119 East Marcy Street Santa Fe, NM 87501

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

	Wellington Management Company, LLP	75 State Street Boston, MA 02109

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of a Portfolio carefully before investing. The prospectuses for the Portfolios contain this and other information about the Portfolios. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, The TARGET Portfolio Trust, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Trusts’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Trust’s schedule of portfolio holdings is also available on the Trust’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

The TARGET Portfolio Trust	NASDAQ	CUSIP		NASDAQ	CUSIP
Large Capitalization Growth (Class R)	TLCRX	875921868	Mortgage Backed Securities (Class T)	TGMBX	875921702
Large Capitalization Growth (Class T)	TALGX	875921207	Large Capitalization Value (Class R)	TLVRX	875921850
Small Capitalization Growth (Class R)	TSCRX	875921835	Large Capitalization Value (Class T)	TALVX	875921108
Small Capitalization Growth (Class T)	TASGX	875921405	Small Capitalization Value (Class R)	TSVRX	875921843
International Equity (Class R)	TEQRX	875921827	Small Capitalization Value (Class T)	TASVX	875921306
International Equity (Class T)	TAIEX	875921504	International Bond (Class T)	TIBPX	875921876
Total Return Bond (Class R)	TTBRX	875921819	Intermediate-Term Bond (Class T)	TAIBX	875921801
Total Return Bond (Class T)	TATBX	875921884	U.S. Govt Money Market (Class T)	PUGXX	875921603

TMF158E    0168208-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended October 31, 2009 and October 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $353,498 and $353,498, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

During the fiscal year ended October 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $15,577 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended October 31, 2008.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Target Portfolio Trust

By (Signature and Title)*	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date December 22, 2009

By (Signature and Title)*	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date December 22, 2009

*	Print the name and title of each signing officer under his or her signature.